As filed with the Securities and Exchange Commission on June 1, 2023
1933 Act Registration No. 333-271308

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
X  Pre-Effective Amendment No. 1        Post-Effective Amendment No.

(Check appropriate box or boxes)
NEUBERGER BERMAN MUNICIPAL FUND INC.
(Exact Name of Registrant as Specified in Charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
 (Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Municipal Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
 (Name and Address of Agent for Service)
With copies to:
Jennifer R. Gonzalez, Esq.
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of Agents for Service of Process)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement goes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

NEUBERGER BERMAN MUNICIPAL FUND INC.
FORM N-14
CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement on Form N-14
Letter to Stockholders
Part A – Joint Proxy Statement and Prospectus
Part B – Statement of Additional Information
Part C – Other Information
Signature Page
Exhibits

Neuberger Berman Municipal Fund Inc.

Neuberger Berman California Municipal Fund Inc.

Neuberger Berman New York Municipal Fund Inc.

1290 Avenue of the Americas

New York, New York 10104

June 1, 2023

Dear Stockholders:

You are being asked to vote on the proposed reorganizations of each of Neuberger Berman California Municipal Fund Inc. (“California Municipal”) and Neuberger Berman New York Municipal Fund Inc. (“New York Municipal”) into Neuberger Berman Municipal Fund Inc. (the “Acquiring Fund”) (each a “Fund” and together, the “Funds”). As described in more detail below, if stockholders approve the proposed reorganizations, each of California Municipal and New York Municipal would reorganize into the Acquiring Fund and their stockholders would become stockholders of the Acquiring Fund. The respective Boards of Directors of the Funds have called a joint special meeting of the stockholders of the Funds to be held on Friday, July 7, 2023, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104 at 3:00 p.m. Eastern time, in order to vote on the proposed reorganizations. The attached Joint Proxy Statement/Prospectus provides more information about the proposed reorganizations, including how to vote.

California Municipal and New York Municipal seek to provide high current income exempt from both federal and state (and, for New York Municipal, New York City) taxes while the Acquiring Fund seeks to provide high current income exempt from federal tax. If stockholders of California Municipal and/or New York Municipal become stockholders of the Acquiring Fund they will lose the favorable tax treatment in their respective states and may be subject to additional state and local taxes on distributions received from the Acquiring Fund. Despite the difference in tax treatment, the Funds’ investment adviser recommended the proposed reorganization(s) to each Fund’s Board of Directors because the investment adviser believes that they provide anticipated benefits, including a higher tax-equivalent yield that is currently projected to outweigh the loss of favorable state tax treatment. The tax-equivalent yield for a Fund generally represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis and was calculated assuming that stockholders pay the highest tax rate in their respective state (and New York City for New York Municipal). All other things being equal, an investment with a higher tax-equivalent yield would provide a greater yield to a stockholder after taking the stockholder’s expected tax liability into account.

In addition to the higher tax-equivalent yield, other anticipated benefits to stockholders of the Funds from the proposed reorganizations include (i) lower relative net operating expenses as certain fixed costs are spread over a larger asset base, which may result in an overall relative lower expense ratio; (ii) increased flexibility relating to portfolio management and leverage due to the significantly larger asset base of the combined fund and the Acquiring Fund’s ability to invest in municipal obligations of any U.S. state or territory; (iii) the potential for a more liquid trading market for shares of common stock of Acquiring Fund as a result of the combined fund’s greater share volume; (iv) the potential for increased demand in the secondary market for shares of common stock of the combined fund, which could result in a narrower trading discount; and (v) the continued investment in a fund that, other than with respect to state tax benefits, has a similar investment objective, similar investment strategies, policies and restrictions, and has the same investment adviser and portfolio managers as the Funds.

Accordingly, after careful consideration, the Board of Directors of each Fund believes that the respective reorganization(s) is in the best interests of that Fund and its stockholders and unanimously recommends that you vote “FOR” each proposal.

The enclosed materials explain the reorganizations to be voted on at the joint special meeting of stockholders in more detail, and you are encouraged to review them carefully. No matter how large or small your Fund holdings, your vote is extremely important. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet. If you should have any questions about the stockholder meeting agenda or voting, please call our proxy agent, AST Fund Solutions, LLC at 1-866-387-0017. Please note, at a reasonable time after the mailing has completed and our records indicate that you have not voted at that time, you may be contacted by AST Fund Solutions, LLC to confirm receipt of the proxy materials and review your voting options.

It is important that your vote be received no later than the time of the joint special meeting of stockholders.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman California Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.

Important Notice to Stockholders of

Neuberger Berman California Municipal Fund Inc. (“California Municipal”)

Neuberger Berman New York Municipal Fund Inc. (“New York Municipal”)

and

Neuberger Berman Municipal Fund Inc. (“Acquiring Fund”)

(Each, A “Fund” and Together, the “Funds”)

June 1, 2023

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposals to be voted on in Question and Answer format.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?
A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of shares of California Municipal or New York Municipal (each a “Target Fund”), or a holder of shares of the Acquiring Fund. The Funds are soliciting proxies for use at the joint special meeting of stockholders of the Funds (the “Meeting”).

At the Meeting, stockholders of the Funds will be asked to vote on the following proposals, which vary depending on the Fund:

Acquiring Fund Stockholders

Voting Proposals		Stockholders Entitled to Vote
•	Approval of Reorganization of California Municipal into Acquiring Fund, including the issuance of additional Acquiring Fund common stock to California Municipal common stockholders	Common and preferred (voting together as a class)
•	Approval of Reorganization of New York Municipal into Acquiring Fund, including the issuance of additional Acquiring Fund common stock to New York Municipal common stockholders	Common and preferred (voting together as a class)

California Municipal Stockholders

Voting Proposal		Stockholders Entitled to Vote
•	Approval of Reorganization of California Municipal into Acquiring Fund	Common and preferred (voting together as a class)

New York Municipal Stockholders

Voting Proposal		Stockholders Entitled to Vote
•	Approval of Reorganization of New York Municipal into Acquiring Fund	Common and preferred (voting together as a class)

i

Each Fund’s Board of Directors (“Board”) unanimously recommends that you vote “FOR” the proposal(s) as applicable to your Fund.

Q.	As a result of the Reorganizations, will common stockholders of a Target Fund receive new shares of common stock of the Acquiring Fund?
A.	Yes. Upon the closing of each Reorganization, the respective Target Fund common stockholders will become common stockholders of the Acquiring Fund. Holders of common stock of each Target Fund consummating a Reorganization will receive newly issued shares of common stock of the Acquiring Fund, with cash generally being distributed in lieu of fractional shares of common stock. The number of shares of common stock received will be determined using an exchange ratio based on the relative net asset value per share of common stock of each Fund calculated immediately prior to the consummation of the respective Reorganization. As a result, Target Fund common stockholders may receive a different number of shares of Acquiring Fund common stock than the shares of Target Fund common stock they held prior to the respective Reorganization. However, the aggregate net asset value of the Acquiring Fund shares received (including, for this purpose, any fractional Acquiring Fund shares), would equal the aggregate net asset value of the Target Fund common stock held by such stockholders as of the time the exchange ratio is calculated. Fractional shares of Acquiring Fund common stock that Target Fund common stockholders would otherwise receive in a Reorganization may be aggregated and sold on the open market to provide Target Fund common stockholders with cash in lieu of such fractional shares.

Although the shares of Acquiring Fund common stock received in a Reorganization would have the same total net asset value as the shares of Target Fund common stock held at the time the exchange ratio is calculated (disregarding fractional shares), the Acquiring Fund stock price on the NYSE American at that time may be greater or less than that of the shares of Target Fund common stock.

Following the Reorganizations, common stockholders of each Fund will hold a smaller percentage of the outstanding shares of common stock of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations.

Q.	Do the Funds have similar investment objectives, policies and risks?
A.	Other than with respect to the state and local (for New York Municipal) tax treatment, the Funds have similar investment objectives, policies and risks.

The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:
•	The Target Funds are state-specific municipal funds that seek to provide current income exempt from both regular federal income taxes and state (and New York City, with respect to New York Municipal) income tax, while the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax.
•	Under normal circumstances, the Target Funds invest primarily in municipal bonds of a specific state and are subject to economic, political, regulatory and other risks of a single state, while the Acquiring Fund may invest in municipal obligations of any U.S. state or territory. As such, if the Reorganizations are consummated and a stockholder in either Target Fund becomes a stockholder in the Acquiring Fund, such stockholder would lose the state and, with respect to New York Municipal, local, tax-exempt nature of his/her investment in the Target Fund that he/she enjoyed prior to such Reorganization. However, see below under “Will the Reorganizations impact distributions to common stockholders of the Target Funds?”
•	Each Fund is a diversified, closed-end management investment company, managed by the same portfolio managers, and currently employs leverage through the issuance of preferred stock.

See “Proposals—A. Summary—Comparison of the Acquiring Fund and the Target Funds—Investment Objectives and Policies” and “Proposals—A. Summary—Comparative Risk Information” for more information.

Q.	Will the Reorganizations impact distributions to common stockholders of the Target Funds?
A.	In considering the Reorganizations, each Target Fund’s Board took into account potential future distribution levels as well as information from NBIA indicating that the Acquiring Fund has historically paid higher distributions per share of common stock than each Target Fund. It was noted that distributions for California Municipal are exempt from federal and California income taxes and distributions for New York Municipal are exempt from federal, New York State and New York City personal income taxes, while distributions for the Acquiring Fund are exempt from federal income tax only. Even though the Acquiring Fund’s distributions may be subject to state and local income tax, as shown below, as of February 28, 2023, the Acquiring Fund’s tax-equivalent yield is higher than the tax-equivalent yields of each Target Fund. The tax-equivalent yield for a Fund generally represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. All other things being equal, a higher tax-equivalent yield generally provides a higher overall yield after taking the stockholder’s expected tax liability into account.

The most recent monthly distribution per common share was $0.0254 for California Municipal, $0.024233 for New York Municipal and $0.03774 for the Acquiring Fund. The annualized distribution rate (expressed as a percentage of net asset value as of February 28, 2023) was 2.43% for California Municipal, 2.62% for New York Municipal and 3.86% for the Acquiring Fund. The higher historical distribution rate of the Acquiring Fund is primarily attributable to certain lower expenses per share of common stock and the Acquiring Fund’s greater investment flexibility to invest in municipal obligations any U.S. state or territory. Assuming the highest marginal federal tax rate for the Acquiring Fund and the highest marginal state (and city, with respect to New York Municipal) and federal tax rates for the Target Funds, the tax-equivalent yield as of February 28, 2023 was 4.91% for California Municipal, 5.46% for New York Municipal and 6.13% for the Acquiring Fund.

There is no assurance that distribution rates of the Funds will continue at historical levels. While distributions from the combined fund following the Reorganizations are generally expected to be exempt from federal income tax, such distributions may be subject to state and local income tax, including without limitation California or New York State or New York City income tax, as applicable.

Q.	How will the Reorganizations impact fees and expenses of the Target Funds?
A.	As reflected in the Comparative Fee Table in the Joint Proxy Statement/Prospectus, as of February 28, 2023, the Reorganizations are expected to result in a combined fund with a lower expense ratio than that of each Target Fund. The pro forma expense ratio of the combined fund following the Reorganizations is estimated by NBIA to be 36 basis points (0.36%) lower than the total expense ratio of California Municipal and 43 basis points (0.43%) lower than the total expense ratio of New York Municipal. Each Target Fund’s Board considered that, due to the greater asset base of the combined fund, its Reorganization is expected to result in economies of scale and a resulting reduction in certain operating expenses. The Comparative Fee Table includes the estimated costs of leverage of the combined fund following the Reorganizations. Leverage costs will vary over time.

See the Comparative Fee Table in the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses.

Q.	Will stockholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?
A.	Yes. The Funds, and indirectly their common stockholders, will bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. However, you will not pay any sales loads or commissions in connection with the Reorganizations. Reorganization costs specific to a particular Fund will be paid by such Fund, while non-specific costs will be allocated on a pro rata basis based upon each Fund’s net assets. NBIA estimates the costs of the Reorganizations to be $514,803, of which $109,589 is expected to be allocated to California Municipal, $96,078 is expected to be allocated to New York Municipal and $309,136 is expected to be allocated to the Acquiring Fund, or in each case about $0.02 per share of common stock. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreements and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations.
Q.	Will the Reorganizations constitute a taxable event for a Target Fund’s stockholders?
A.	No. As a non-waivable condition to closing, each Fund participating in a Reorganization will receive an opinion of counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. It is expected that stockholders of a Target Fund who receive Acquiring Fund stock pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund common stockholder receives cash in lieu of a fractional share of Acquiring Fund common stock.

Prior to the closing of its Reorganization, each Target Fund expects to declare a distribution of all of its net realized capital gains, if any. All or a portion of such distribution made by a Target Fund may be taxable to that Target Fund’s stockholders for federal income tax purposes.

To the extent the Acquiring Fund sells securities received from a Target Fund following the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to Acquiring Fund stockholders (including former stockholders of a Target Fund who hold shares of the Acquiring Fund following the Reorganizations). Following the Reorganizations, the Acquiring Fund’s ability to use its own or a Target Fund’s capital loss carry forwards realized prior to each Reorganization may be reduced. Stockholders are urged to consult their own tax advisers as to the specific tax consequences to them as a result of the Reorganizations.

Q.	Why has each Fund’s Board recommended the respective Reorganization proposal?
A.	NBIA, the Funds’ investment adviser, recommended the Reorganization proposals to the Funds’ Boards as it believes, including for reasons noted below, that the transactions would be in the best interest of each Fund and each Fund’s stockholders. Each Fund’s Board considered its Fund’s Reorganization(s) and determined that the Reorganization(s) would be in

v

the best interests of its Fund and that the interests of the stockholders of its Fund will not be diluted with respect to net asset value as a result of the Reorganization(s).

Based on information provided by NBIA, each Fund’s Board considered that its Fund’s proposed Reorganization may benefit the stockholders of its Fund in a number of ways, including, among other things:

•	The potential for higher common stock net earnings and distribution levels and higher tax-equivalent yields following the proposed Reorganization notwithstanding that the Target Fund stockholders may be subject to additional state and local taxes on distributions;
•	Lower relative net operating expenses as certain fixed costs are spread over a larger asset base, which may result in an overall lower relative expense ratio;
•	The potential for greater secondary market liquidity and improved secondary market trading for shares of common stock of Acquiring Fund as a result of the combined fund’s greater share volume;
•	The potential for increased demand in the secondary market for shares of common stock of the combined fund, which could result in a narrower trading discount;
•	Increased flexibility relating to portfolio management and leverage due to the significantly larger asset base of the combined fund and, when compared with the Target Funds, the Acquiring Fund’s ability to invest in municipal obligations of any U.S. state or territory; and
•	The continued investment in a fund that, other than with respect to state tax benefits, has a similar investment objective, similar investment strategies, policies and restrictions, and has the same investment adviser and portfolio managers as the Target Funds.
Q.	What will happen if the required stockholder approvals are not obtained?
A.	If the required stockholder approval is not obtained, or a Reorganization is not consummated for any other reason, the Board of the Target Fund related to that Reorganization may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a standalone fund. Whether or not each Reorganization and related issuance of common stock is ultimately approved by stockholders and consummated, the Acquiring Fund will continue its legal existence and operations going forward.

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Reorganization to occur, all requisite stockholder approvals must be obtained at the applicable Fund’s stockholder meeting and any consents, confirmations and/or waivers needed from third parties must also be obtained. It is possible that a Reorganization will not occur even if stockholders of a Fund entitled to vote approve the Reorganization and a Fund satisfies all of its closing conditions if the other Fund party to that Reorganization does not obtain its requisite stockholder approvals or satisfy (or obtain the waiver of) its closing conditions.

Additionally, the Target Funds’ preferred stockholder will be asked to provide written consents in connection with the Reorganizations.

Q.	Are the Reorganizations contingent on each other?
A.	No. The closing of each Reorganization is not contingent on the closing of the other Reorganization. If only one Reorganization is approved by the relevant stockholders, that Reorganization will be completed.
Q.	Why is the vote of the Acquiring Fund stockholders being solicited in connection with the Reorganizations?
A.	Maryland law and the rules of the NYSE American (on which the Acquiring Fund’s common stock is listed) require the Acquiring Fund’s stockholders to approve the Reorganizations and the issuance of additional shares of Acquiring Fund common stock, respectively, because the number of shares of Acquiring Fund common stock to be issued in each proposed Reorganization would be (based on recent relative valuations), upon issuance, in excess of 20 percent of the number of shares of Acquiring Fund common stock outstanding prior to the Reorganization.
Q.	What is the timetable for the Reorganizations?
A.	If the stockholder approvals and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect during the third quarter of 2023, or such other time as the parties may agree.
Q.	How does each Board recommend that stockholders vote on the respective Reorganization proposal(s)?
A.	After careful consideration, each Board has determined that its Reorganization proposal(s) is in the best interests of its Fund and recommends that you vote “FOR” such proposal.
Q.	Whom do I call if I have questions?
A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call AST Fund Solutions, LLC (“AST”), the proxy solicitor hired by your Fund, at 1-866-387-0017 on weekdays during its business hours of 9 a.m. to 10 p.m. and Saturdays 10 a.m. to 6 p.m. Eastern Time or call NBIA at 877-461-1899. Please have your proxy materials available when you call.

Q.	How do I vote?
A.	You may vote by attending the Meeting, or by mail, by telephone or over the Internet:

By Mail: You may vote by completing, dating, signing and returning the enclosed proxy card(s) in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Agreement.

By Phone: You may vote by telephone by calling the number on your proxy card(s).

Via the Internet: You may vote through the Internet by visiting the website listed on your proxy card(s).

In Person: If you plan to attend the Meeting, you may vote in person.

If you vote, you can revoke your vote at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card or by contacting the Fund’s Secretary. However, merely attending the Meeting will not revoke any previously submitted proxy.

Q.	Will anyone contact me?
A.	You may receive a call from AST, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the Reorganizations and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a stockholder to participate in your Fund’s governance by returning your vote as soon as possible, even if you only hold a small number of shares. If enough stockholders fail to cast their votes, a Fund may not be able to hold its Meeting or the vote on the respective Reorganization proposal, and will be required to incur additional solicitation costs in order to obtain sufficient stockholder participation.

June 1, 2023

Neuberger Berman California Municipal Fund Inc. (NBW)

Neuberger Berman New York Municipal Fund Inc. (NBO)

Neuberger Berman Municipal Fund Inc. (NBH)

(Each, A “Fund” and Together, the “Funds”)

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS

To Be Held on July 7, 2023

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Joint Special Meeting of Stockholders of Neuberger Berman California Municipal Fund Inc. (“California Municipal”), Neuberger Berman New York Municipal Fund Inc. (“New York Municipal”) and Neuberger Berman Municipal Fund Inc. (the “Acquiring Fund”) will be held on July 7, 2023 at 3:00 p.m., Eastern time (the “Meeting”) at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104 for the following purposes:

1.	For stockholders of:

The Acquiring Fund

Voting Proposals		Stockholders Entitled to Vote
•	Approval of Reorganization of California Municipal into Acquiring Fund, including the issuance of additional Acquiring Fund common stock to California Municipal common stockholders	Common and preferred (voting as a class)
•	Approval of Reorganization of New York Municipal into Acquiring Fund, including the issuance of additional Acquiring Fund common stock to New York Municipal common stockholders	Common and preferred (voting as a class)

California Municipal

Voting Proposal		Stockholders Entitled to Vote
•	Approval of Reorganization of California Municipal into Acquiring Fund	Common and preferred (voting together as a class)

New York Municipal

Voting Proposal		Stockholders Entitled to Vote
•	Approval of Reorganization of New York Municipal into Acquiring Fund	Common and preferred (voting together as a class)
; and

2.	To transact such other business as may properly come before the Meeting.

You are entitled to vote at the Meeting and any adjournments thereof if you owned Fund shares at the close of business on April 10, 2023 (“Record Date”). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s). If you have any questions about the proposals or the voting instructions, please call 877-461-1899. The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Each Fund will admit to the Meeting: (1) all stockholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 877-461-1899.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted. For ease of reading, “stock” and “stockholders” have been used in certain places in this notice to describe, respectively, the shares of the Funds and the stockholders of the Funds.

By order of each Board,

Claudia A. Brandon
Secretary
Neuberger Berman California Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.

June 1, 2023

New York, New York

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this document are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. © 2023 Neuberger Berman Investment Advisers LLC. All rights reserved.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES OF STOCK YOU OWN.

PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of a Fund. Please fill out and return each proxy card.

Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s).

To avoid the additional expense to the Funds of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

This page is intentionally left blank.

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

Subject to Completion,

Dated June 1, 2023

Joint Proxy Statement/Prospectus

Neuberger Berman California Municipal Fund Inc. (NBW)

Neuberger Berman New York Municipal Fund Inc. (NBO)

and

Neuberger Berman Municipal Fund Inc. (NBH)

(Each, A “Fund” and Together, The “Funds”)

June 1, 2023

This Joint Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Boards of Directors (each a “Board” and together, the “Boards”) of Neuberger Berman California Municipal Fund Inc. (“California Municipal” or a “Target Fund”), Neuberger Berman New York Municipal Fund Inc. (“New York Municipal” or a “Target Fund”) and Neuberger Berman Municipal Fund Inc. (the “Acquiring Fund” and together with the Target Funds, the “Funds” or each individually, a “Fund”) for a Joint Special Meeting of Stockholders of the Funds (the “Meeting”) and at any and all adjournments or postponements thereof. The Meeting will be held on July 7, 2023 at 3:00 p.m., Eastern time, at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104, to consider the proposals described below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each Fund is organized as a Maryland corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to stockholders of the Funds on or about June 2, 2023. Stockholders of record of each Fund as of the close of business on April 10, 2023 are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

As more fully discussed in this Joint Proxy Statement/Prospectus, the stockholders of the Target Funds and Acquiring Fund will be asked to vote on the following proposals:

For stockholders of California Municipal:

Common and preferred stockholders, voting together as a single class, will vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which California Municipal would transfer its assets to the Acquiring Fund in exchange for shares of common stock and preferred stock of the Acquiring Fund and the assumption by the Acquiring Fund of California Municipal’s liabilities and California Municipal would dissolve under Maryland law.

For stockholders of New York Municipal:

Common and preferred stockholders, voting together as a single class, will vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which New York Municipal would transfer its assets to the Acquiring Fund in exchange for shares of common stock and preferred stock of the Acquiring Fund and the assumption by the Acquiring Fund of New York Municipal’s liabilities and New York Municipal would dissolve under Maryland law.

For stockholders of the Acquiring Fund:

Common and preferred stockholders, voting together as a single class, will vote on a) a proposal to approve the Agreement and Plan of Reorganization with respect to California Municipal, including the related issuance of additional shares of common stock of the Acquiring Fund pursuant to that Agreement and Plan of Reorganization, and b) a proposal to approve the Agreement and Plan of Reorganization with respect to New York Municipal, including the related issuance of additional shares of common stock of the Acquiring Fund pursuant to that Agreement and Plan of Reorganization.

Provided a quorum is present, to be approved, each proposal must be approved by holders of a majority (more than 50%) of the respective Funds’ shares of common stock and preferred stock. A quorum of stockholders of each Fund is required for that Fund’s stockholders to vote at the Meeting. For each Fund, the presence at the Meeting, in person or by proxy, of stockholders entitled to vote at least 33 1/3% of its shares outstanding and entitled to vote at the Meeting is required for a quorum. Votes cast in person or by proxy at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee properly submits a proxy but that are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular

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matter. For purposes of holding a meeting, all properly submitted proxies, including abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present.

On the matters coming before the Meeting as to which a choice has been specified by stockholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted “FOR” each proposal. Stockholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Meeting will not revoke any previously submitted proxy.

Additional Information

A Statement of Additional Information relating to this Joint Proxy Statement/Prospectus and the proposed Reorganizations, dated June 1, 2023 (the “Reorganization SAI”) has been filed with the SEC and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by calling (877) 461-1899, or by writing to a Fund at 1290 Avenue of the Americas, New York, New York 10104-0002. In addition, each Fund will furnish, without charge, a copy of its most recent annual or semi-annual report to stockholders upon request.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the shares of common stock of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE American, 11 Wall Street, New York, New York 10005.

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This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the shares of common stock of the Acquiring Fund in the Reorganizations. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/ Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The date of the Joint Proxy Statement/Prospectus is June 1, 2023.

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PROPOSALS—REORGANIZATION OF EACH TARGET FUND INTO THE ACQUIRING FUND

A.	SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus, including and appendices hereto, and in the Reorganization SAI. Stockholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Reorganizations

Neuberger Berman Investment Advisers LLC (“NBIA”), the Funds’ investment adviser, recommended the Reorganization proposals to the Funds’ Boards as it believes, including for reasons noted below, that the transactions would be in the best interest of each Fund and each Fund’s stockholders. Each Fund’s Board, including the Directors who are not “interested persons” of any of the respective Funds (as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), considered its Fund’s Reorganization(s) and determined that the Reorganization(s) would be in the best interests of its Fund and that the interests of the stockholders of each Fund will not be diluted with respect to NAV as a result of the Reorganization(s). Based on information provided by NBIA, each Fund’s Board believes that its Fund’s proposed Reorganization may benefit the stockholders of its Fund in a number of ways, including, among other things.

(i) the potential for higher common share net earnings and distribution levels and higher tax-equivalent yields following the proposed Reorganization notwithstanding that the Target Fund stockholders may be subject to additional state and local taxes on distributions;

(ii) lower relative net operating expenses as certain fixed costs are spread over a larger asset base, which may result in an overall lower relative expense ratio;

(iii) the potential for greater secondary market liquidity and improved secondary market trading for shares of common stock of Acquiring Fund as a result of the combined fund’s greater share volume;

(iv) the potential for increased demand in the secondary market for shares of common stock of the combined fund, which could result in a narrower trading discount;

(v) increased flexibility relating to portfolio management and leverage due to the significantly larger asset base of the combined fund and, when compared with the Target Funds, the Acquiring Fund’s ability to invest in municipal obligations of any U.S. state or territory; and

(vi) the continued investment in a fund that, other than with respect to state focus and related state tax benefits, has a similar investment objective, similar investment strategies, policies and restrictions, and has the same investment adviser and portfolio managers as the Funds.

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The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Reorganization to occur, all requisite stockholder approvals must be obtained at the Meeting, and any consents, confirmations and/or waivers needed from third parties must also be obtained. Because the closing of each Reorganization is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such stockholder approvals, it is possible that a Reorganization will not occur even if stockholders of a Fund entitled to vote approve the Reorganization if the other Fund party to that Reorganization does not obtain its requisite stockholder approval. If a Reorganization is not consummated, the Board of the Target Fund involved in that Reorganization may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Reorganization is not contingent on the closing of the other Reorganization.

For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “C. Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a non-waivable condition to closing, each Fund will receive an opinion of K&L Gates LLP, subject to certain representations, assumptions and conditions, substantially to the effect that each proposed Reorganization will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that none of the Funds will generally recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that stockholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common stockholder of a Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Following the Reorganizations, the Acquiring Fund’s ability to use capital loss carry forwards realized prior to the Reorganization may be reduced.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as reorganizations under Section 368(a) of the Code, will rely on the position that the Acquiring Fund VMTPS to be issued in the Reorganizations will constitute equity of the Acquiring Fund for federal income tax purposes. See “C. Information About the Reorganizations—Material Federal Income Tax Consequences of the Reorganizations.”

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Comparison of the Acquiring Fund and the Target Funds

General. The Acquiring Fund and the Target Funds are diversified, closed-end management investment companies organized as Maryland corporations on July 29, 2022. Set forth below is certain comparative information about the capitalization and operation of the Funds as of December 31, 2022.

CAPITALIZATION—COMMON STOCK
Fund	Authorized Shares	Shares Outstanding	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
California Municipal	999,996,410	5,551,044	$0.0001	None	None	NYSE American
New York Municipal	999,996,517	5,077,417	$0.0001	None	None	NYSE American
Acquiring Fund	999,990,206	18,843,164	$0.0001	None	None	NYSE American

As of December 31, 2022, the Funds had outstanding the following series of preferred stock, each with a term redemption date of December 15, 2024. The Acquiring Fund’s VMTPS are expected to remain outstanding following the completion of the Reorganizations:

CALIFORNIA MUNICIPAL—PREFERRED STOCK

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series A Variable Rate Municipal Term Preferred Shares	457	$0.0001	$100,000

NEW YORK MUNICIPAL—PREFERRED STOCK

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series A Variable Rate Municipal Term Preferred Shares	365	$0.0001	$100,000

ACQUIRING FUND—PREFERRED STOCK

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series A Variable Rate Municipal Term Preferred Shares	1,457	$0.0001	$100,000

Each Fund’s VMTPS are entitled to one vote per share with respect to the Reorganizations. The VMTPS of the Acquiring Fund to be issued in connection with the Reorganizations will have substantially similar terms and equal priority with each other and with the Acquiring Fund’s other outstanding VMTPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the VMTPS of the Acquiring Fund, including any VMTPS of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the

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Acquiring Fund’s common stock as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Any VMTPS of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially similar to those of the corresponding Target Fund VMTPS. The number of VMTPS currently outstanding may change due to market or other conditions.

Investment Objectives and Policies. The primary difference between the Funds is that California Municipal and New York Municipal seek to provide high current income exempt from both federal and state (and, for New York Municipal, New York City) taxes while the Acquiring Fund seeks to provide high current income exempt from federal tax. If stockholders of California Municipal and/or New York Municipal become stockholders of the Acquiring Fund they will lose the favorable tax treatment in their respective states. Certain similarities and differences between the Funds’ investment objectives and policies are described below.

California Municipal is a state-specific municipal fund that seeks to provide a high level of current income exempt from regular federal income tax and California personal income tax. Because California Municipal invests primarily in municipal securities of California issuers it is more vulnerable to unfavorable economic, political and regulatory developments in California than are funds that invest in municipal securities of many states.

New York Municipal is a state-specific municipal fund that seeks to provide a high level of current income exempt from federal income tax and New York State and New York City personal income taxes. Because New York Municipal invests primarily in municipal securities of New York issuers it is more vulnerable to unfavorable economic, political and regulatory developments in New York than are funds that invest in municipal securities of many states. The economic and financial condition of New York State, New York City and other municipalities of New York are closely related, and any financial difficulty in these jurisdictions may have an adverse effect on New York municipal securities held by the Fund.

In contrast, the Acquiring Fund is a national municipal fund that seeks to provide a high level of current income exempt from regular federal income tax. It does not seek to provide income exempt from any specific state or local income tax. The Acquiring Fund may, but is not required to, invest greater than 25% of its total assets in municipal obligations of issuers located in any single state or U.S. territory, unlike the Target Funds which do invest a substantial portion of their assets in municipal securities of issuers of a single state.

Each Fund seeks to achieve its investment objective by normally investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in securities of municipal issuers that provide interest income that is exempt from federal income tax and California personal income tax, with respect to California Municipal, and

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New York State and New York City personal income taxes, with respect to New York Municipal; however, each Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). Each Fund’s distributions are generally exempt from federal income tax and California personal income taxes, with respect to California Municipal, and New York State and New York City personal income tax, with respect to New York Municipal, although stockholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item.

Each Fund considers municipal securities that provide interest income that is exempt from federal income tax to include securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities. The Target Funds consider municipal securities that provide interest income exempt from California personal income tax, with respect to California Municipal, and New York State and New York City personal income taxes, with respect to New York Municipal, to include securities issued by the respective state, any of its political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

Each Fund’s investment objective is not fundamental and may be changed by the Fund’s Board of Directors without stockholder approval, however, stockholders would be provided at least 60 days’ notice of any changes. Each Fund’s policy of investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in municipal securities that provide interest income that is exempt from federal income tax and California personal income tax, with respect to California Municipal, and New York State and New York City personal income taxes, with respect to New York Municipal, is a fundamental policy that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Each Fund may invest in municipal obligations of any maturity or duration and does not have a target maturity or duration. Under normal market conditions, each Fund will invest at least 70% of its total assets in municipal securities that, at the time of investment, are rated within the four highest rating categories by at least one independent credit rating agency or, if unrated, are determined by the Fund’s portfolio managers to be of comparable quality. Each Fund may invest up to 30% of its total assets in municipal securities that, at the time of investment, are rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund’s portfolio managers. Each Fund will not invest more than 25% of its total assets in any industry and the Acquiring Fund normally will not invest more than 5% of its total assets in the securities of any single issuer, while the Target Funds may. Each Fund may invest more than 25% of its total assets in industrial development bonds and the Acquiring Fund may, and the Target Funds currently do, invest more than 25% of their total assets in issuers

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located in the same state. Each Fund may invest up to 20% of its total assets in securities the interest income on which is subject to federal income tax and, with respect to the Target Funds, the relevant state and city personal income taxes. All percentage and ratings limitations on securities in which each Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security.

Each Fund uses leverage to pursue its investment objective and has issued preferred stock in the form of VMTPS. Under the 1940 Act, each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., VMTPS) up to 50% of its total managed assets. Each Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, each Fund may be subject to certain asset coverage, leverage or portfolio composition requirements imposed by any preferred stock’s governing instruments or by agencies rating such preferred stock, which may be more stringent than those imposed by the 1940 Act.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and pre-refunded bonds. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Each Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of a Fund’s shares of common stock.

As part of their fundamental investment analysis each Fund’s portfolio managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information, the portfolio managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance a Fund’s overall investment process. The specific ESG factors considered and scope of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Funds pursue a specific “impact” or “sustainable” investment strategy.

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Leverage. Each Fund has issued and outstanding preferred stock, the VMTPS, and may utilize other forms of leverage. The table below sets forth key terms of each Fund’s VMTPS as of February 28, 2023.

Fund	Series	Term Redemption Date	Shares Outstanding	Aggregate Liquidation Preference
California Municipal	Series A	12/15/2024	457	$45,700,000
New York Municipal	Series A	12/15/2024	365	$36,500,000
Acquiring Fund	Series A	12/15/2024	1,457	$145,700,000

Directors and Officers. The Acquiring Fund and the Target Funds have the same Directors and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, a “Management Agreement”), is the responsibility of its Board. Each Fund currently has nine (9) Directors, all but one of whom is not considered an “interested person,” as defined in the 1940 Act. The names and business addresses of the Directors and officers of each Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Funds” in the Reorganization SAI.

Pursuant to each Fund’s Bylaws, the Board of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred stock are entitled as a class to elect two Directors at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. A single institutional investor is the sole preferred stockholder of each Fund and holds all of the outstanding preferred stock of the Funds. As such, the sole preferred stockholder of each Fund could exert influence on the selection of the Board as a result of the requirement that holders of preferred stock be entitled to elect two Directors at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganizations.

Investment Adviser. Neuberger Berman Investment Advisers LLC (“NBIA”) provides day-to-day investment management services to each Fund and serves as the Fund’s investment adviser. NBIA is located at 1290 Avenue of the Americas, New York, New York 10104-0002. As of March 31, 2023, Neuberger Berman and its affiliates had $436 billion in assets under management and continue an asset management history that began in 1939.

Unless earlier terminated as described below, each Fund’s Management Agreement with NBIA will remain in effect until October 31, 2023. Each Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Management Agreement,

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cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement may be terminated at any time, without penalty, by either the Fund or NBIA upon 60 days’ written notice and is automatically terminated in the event of its assignment, as such term defined in the 1940 Act.

Pursuant to each Management Agreement, each Fund has agreed to pay NBIA an investment management fee computed at an annual rate of 0.25% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of a Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, any VMTPS liquidation preference is not considered a liability. Each Fund retains NBIA as its administrator under an Administration Agreement. Each Fund pays NBIA an administration fee at an annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

In addition to the fees of NBIA, each Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NBIA), custodial expenses, transfer agency and distribution disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, leveraging expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements, reports to governmental agencies and taxes, if any.

A discussion regarding the basis for the approval of each Management Agreement by the respective Board is available in each Fund’s annual report to stockholders for the period ending October 31, 2022.

Portfolio Management. NBIA is responsible for execution of specific investment strategies and day-to-day investment operations and the following employees of NBIA have day-to-day management responsibility of each Fund’s portfolio:

James L. Iselin is a Managing Director of NBIA. He is the Head of the Municipal Fixed Income Team. Mr. Iselin joined NBIA in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group beginning in 1993.

S. Blake Miller is a Managing Director of NBIA. He is a Senior Portfolio Manager for the Municipal Fixed Income team. Mr. Miller joined NBIA in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked beginning in 1986.

Comparative Risk Information

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a

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deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks.

Because each Fund invests primarily in municipal obligations the income from which is exempt from regular federal income tax, and, with respect to the Target Funds, the relevant state and city personal income tax, the principal risks of an investment in each Fund are similar. While investment in the Target Funds is subject to each of the principal risks of an investment in the Acquiring Fund, the stockholders of a Target Fund should also consider the differences between the Funds’ investment policies that may affect the comparative risk profile, including, primarily, the fact that the Acquiring Fund may invest in municipal obligations of any U.S. state or territory, whereas each Target Fund invests primarily in municipal obligations of a specific state and are subject to economic, political, regulatory and other risks of a single state.

The principal risks of investing in the Acquiring Fund are described in more detail below. See “B. Risk Factors.”

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in shares of common stock of the Funds. The information in the table reflects the fees and expenses of the Funds for the period ended February 28, 2023, and the pro forma fees and expenses of the combined fund following the Reorganizations for the period ended February 28, 2023, assuming both Reorganizations are completed and for each Reorganization separately.

The assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in each Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in each Example.

1.  Comparative Fee Table(1)—Reorganizations of Both
California Municipal and New York Municipal

	California Municipal	New York Municipal	Acquiring Fund	Combined Fund Pro Forma(3)
Annual Expenses (as a percentage of net assets attributable to common stock)
Management Fees(2)	0.91%	0.91%	0.91%	0.91%
Distributions on Preferred Stock(4)	2.64%	2.61%	2.64%	2.64%
Other Expenses(5)	0.49%	0.59%	0.18%	0.13%
Total Annual Expenses	4.04%	4.11%	3.73%	3.68%
(1)	The table presented above estimates what the annual expenses of the combined fund following the Reorganizations would be stated as a percentage of the combined fund’s net assets attributable to common stock including the costs of leverage for the period ended February 28, 2023.

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(2)	Management fees include both the management fees and administration fees.
(3)	Assumes the issuance of preferred stock in the amounts set forth in the capitalization table. Such amounts may change prior to the closing date. Please see “C. Information About the Reorganizations—Capitalization” below.
(4)	Distribution rates on shares of preferred stock are set as set forth in the respective Articles Supplementary by reference to a reference rate. Prevailing interest rate, yield curve and market circumstances at the time at which the rate on Preferred Shares for the next dividend period are set substantially influence the rate. As these factors change over time, so too do the distribution rates set. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser.
(5)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period. In connection with the Reorganizations, there are certain other transaction expenses not reflected in “Other Expenses” which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to stockholders; costs related to preparation and distribution of materials distributed to the Boards; expenses incurred in connection with the preparation of the Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations.

Example: The following examples illustrate the expenses that a common stockholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all distributions and dividends are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
California Municipal	$41	$123	$207	$424
New York Municipal	$41	$125	$210	$430
Acquiring Fund	$38	$114	$193	$398
Combined Fund Pro Forma	$37	$113	$190	$393

2.  Comparative Fee Table(1)—Reorganization of California Municipal Only

	California Municipal	Acquiring Fund	Combined Fund Pro Forma(3)
Annual Expenses (as a percentage of net assets attributable to common stock)
Management Fees(2)	0.91%	0.91%	0.91%
Distributions on Preferred Stock(4)	2.64%	2.64%	2.64%
Other Expenses(5)	0.49%	0.18%	0.14%
Total Annual Expenses	4.04%	3.73%	3.69%
(1)	The table presented above estimates what the annual expenses of the combined fund following the Reorganization would be stated as a percentage of the combined fund’s net assets attributable to common stock including the costs of leverage for the period ended February 28, 2023.
(2)	Management fees include both the management fees and administration fees.
(3)	Assumes the issuance of preferred stock in the amounts set forth in the capitalization table. Such amounts may change prior to the closing date. Please see “C. Information About the Reorganizations—Capitalization” below.

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(4)	Distribution rates on shares of preferred stock are set as set forth in the respective Articles Supplementary by reference to a reference rate. Prevailing interest rate, yield curve and market circumstances at the time at which the rate on Preferred Shares for the next dividend period are set substantially influence the rate. As these factors change over time, so too do the distribution rates set. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser.
(5)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period. In connection with the Reorganization, there are certain other transaction expenses not reflected in “Other Expenses” which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to stockholders; costs related to preparation and distribution of materials distributed to the Boards; expenses incurred in connection with the preparation of the Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations.

Example: The following examples illustrate the expenses that a common stockholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all distributions and dividends are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
California Municipal	$41	$123	$207	$424
Acquiring Fund	$38	$114	$193	$398
Combined Fund Pro Forma	$37	$113	$191	$394

3.  Comparative Fee Table(1)—Reorganization of New York Municipal Only

	New York Municipal	Acquiring Fund	Combined Fund Pro Forma(3)
Annual Expenses (as a percentage of net assets attributable to common stock)
Management Fees(2)	0.91%	0.91%	0.91%
Distributions on Preferred Stock(4)	2.61%	2.64%	2.63%
Other Expenses(5)	0.59%	0.18%	0.15%
Total Annual Expenses	4.11%	3.73%	3.69%
(1)	The table presented above estimates what the annual expenses of the combined fund following the Reorganization would be stated as a percentage of the combined fund’s net assets attributable to common stock including the costs of leverage for the period ended February 28, 2023.
(2)	Management fees include both the management fees and administration fees.
(3)	Assumes the issuance of preferred stock in the amounts set forth in the capitalization table. Such amounts may change prior to the closing date. Please see “C. Information About the Reorganizations—Capitalization” below.
(4)	Distribution rates on shares of preferred stock are set as set forth in the respective Articles Supplementary by reference to a reference rate. Prevailing interest rate, yield curve and market circumstances at the time at which the rate on Preferred Shares for the next dividend period are

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set substantially influence the rate. As these factors change over time, so too do the distribution rates set. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser.
(5)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period. In connection with the Reorganization, there are certain other transaction expenses not reflected in “Other Expenses” which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to stockholders; costs related to preparation and distribution of materials distributed to the Boards; expenses incurred in connection with the preparation of the Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations.

Example: The following examples illustrate the expenses that a common stockholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all distributions and dividends are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
New York Municipal	$41	$125	$210	$430
Acquiring Fund	$38	$114	$193	$398
Combined Fund Pro Forma	$37	$113	$191	$394
B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by common stockholders of a Target Fund in their evaluation of the applicable Reorganization.

General Risks of Investing in the Acquiring Fund

This section contains a discussion of principal risks of investing in the Acquiring Fund. The NAV per share and market price of, and distributions paid on, Acquiring Fund’s shares of common stock will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there

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can be no guarantee that the Acquiring Fund will meet its investment objective or that the Acquiring Fund’s performance will be positive for any period of time. Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Acquiring Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations. The Acquiring Fund may be subject to other risks in addition to those identified below. See “Investment Strategies, Techniques and Risks” in the Reorganization SAI. Each of the risks noted below is also applicable to the Target Funds.

Anti-Takeover and Other Provisions in the Articles of Incorporation and Bylaws. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem or prepay any forms of leverage outstanding.  By resolution of the Board, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act.  See “Certain Provisions in the Acquiring Fund’s Articles of Incorporation” below for additional information.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes

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to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Interest Rate Risk. The Fund’s distribution rate and NAV will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities or income-oriented equity securities that pay dividends, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to

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interest rate risk will increase with any increase in the duration of those securities. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk.  The Fund’s use of leverage may cause higher volatility for the Fund’s NAV, market price, and distribution rate. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common stock net income, but there is no assurance that the Fund’s leveraging strategy will be successful or that the use of leverage will result in a higher yield on the Fund’s shares of common stock. Leverage may also increase the Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund, contractual or regulatory limits. The Fund’s use of leverage may increase operating costs, which may reduce total return. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may

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be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund stockholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Premium/Discount Risk. The market price of the Fund’s shares of common stock will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV per share because the shares trade on the secondary market at market prices and not at NAV per share. Because the market price of the Fund’s

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shares of common stock will be determined by factors such as relative supply of and demand for shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares of common stock will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common stockholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may hinder its ability to pay interest and principal and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its stockholders against losses caused by declines in a municipal security’s market value. The portfolio managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. At times, the secondary market for municipal securities may not be liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state.

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Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that the Fund invests in private activity bonds, a part of its dividends will be a Tax Preference Item. Consult your tax adviser for more information.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Generally, the Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is excludable from gross income for federal income tax. If any municipal security held by the Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to stockholders would be taxable. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected.

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Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its stockholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its stockholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Adviser has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Adviser or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing

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inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in markets. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which may apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union

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of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

An economic slowdown could cause municipal issuers to suffer declines in tax revenue and it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted.

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Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Risk Management. The Adviser undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to

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take appropriate measures to reduce the Fund’s exposure to them.The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected.

Shareholder Activism Risk. Shareholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Shareholder activism arises in a variety of situations, and has been increasing in the closed-end fund space recently, including litigation challenging closed-end fund defenses. While the Fund is currently not subject to any shareholder activism, due to the potential volatility of the Fund’s common stock market price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert Management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to long-term stockholders.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of the first class of interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. A remarketing agent for the trust is required to attempt to resell any tendered floating rate certificates and if the remarketing agent is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date. Holders of the second class of interests, or residual income certificates (commonly referred to as “inverse floaters”), receive tax-exempt interest at a rate based on the difference

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between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. In certain instances, a trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments, the credit rating assigned to the issuer of the underlying bond is downgraded, or tendered floating rate certificates cannot be resold.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

NBIA, the Funds’ investment adviser, recommended the Reorganization proposals to the Funds’ Boards as it believes that the transactions would be in the best interest of each Fund and each Fund’s stockholders, potentially benefitting the Funds and Fund stockholders in a number of ways, including, among other things:

•	The potential for higher common stock net earnings and distribution levels and higher tax-equivalent yields following the proposed Reorganizations notwithstanding that the Target Fund stockholders may be subject to additional state and local taxes on distributions;
•	Lower net operating expenses as certain fixed costs are spread over a larger asset base, which may result in an overall lower relative expense ratio;

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•	The potential for greater secondary market liquidity and improved secondary market trading for shares of common stock of Acquiring Fund as a result of the combined fund’s greater share volume;
•	The potential for increased demand in the secondary market for shares of common stock of the combined fund, which could result in a narrower trading discount;
•	Increased flexibility relating to portfolio management and leverage due to the significantly larger asset base of the combined fund and, when compared with the Target Funds, the Acquiring Fund’s ability to invest in municipal obligations of any U.S. state or territory; and

•	The continued investment in a combined fund that, other than with respect to the state investment focus and related state tax benefits, has a similar investment objective, similar investment strategies, policies and restrictions, and has the same investment adviser and portfolio managers as the Target Funds.

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Reorganization to occur, all requisite stockholder approvals must be obtained at the Meeting, and any consents, confirmations and/or waivers needed from third parties must also be obtained. Because the closing of each Reorganization is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such stockholder approvals, it is possible that a Reorganization will not occur even if stockholders of a Fund entitled to vote approve the Reorganization if the other Fund party to that Reorganization does not obtain its requisite stockholder approval. If a Reorganization is not consummated, the Board of the Target Fund involved in that Reorganization may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Reorganization is not contingent on the closing of the other Reorganization.

Terms of the Reorganizations

General. The following is a summary of material terms and conditions of each Agreement and Plan of Reorganization by and between the Acquiring Fund and the relevant Target Fund (each an “Agreement” and together, the “Agreements”). This summary is qualified in its entirety by reference to the form of agreement and plan of reorganization attached as Appendix A to this Joint Proxy Statement/Prospectus. Each Agreement sets forth the terms of the Reorganization and, with respect to each Reorganization, provides for: (1) the Reorganization of the Target Fund with and into the Acquiring Fund in accordance with the Maryland General Corporation Law (“MGCL”); (2) the combination of the Acquired Fund’s assets and liabilities with the assets and liabilities of the Acquiring Fund and conversion of the issued

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and outstanding shares of common stock of the Target Fund into newly issued shares of common stock of the Acquiring Fund, par value $0.0001 per share (with cash being received in lieu of any fractional Acquiring Fund common shares), and (3) the conversion of the issued and outstanding VMTPS of the Target Fund into newly issued VMTPS, with a par value of $0.0001 per share and a liquidation preference of $100,000 per share, of the Acquiring Fund. The aggregate NAV of shares of Acquiring Fund common stock received by a Target Fund’s common stockholders will equal the aggregate NAV of Target Fund common stock held immediately prior to the closing of the Reorganization (although Target Fund common stockholders will receive cash for their fractional shares of common stock). Each Target Fund will cease its separate existence under Maryland law and terminate its registration under the 1940 Act. The Acquiring Fund will continue to operate after the each Reorganization as a registered, diversified, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. Although the new Acquiring Fund common stock received in the Reorganizations will have the same total aggregate NAV as the Target Funds’ common stock held immediately prior to the Reorganizations (disregarding fractional shares held by the Target Funds’ stockholders), their price per share on the NYSE may be greater or less than that of the new Acquiring Fund common stock, depending on current market prices persisting at the time of the Reorganizations.

Each preferred stockholder of a Target Fund will receive the same number of Acquiring Fund VMTPS, having substantially similar terms as the outstanding VMTPS of such Target Fund held by such preferred stockholder immediately prior to the closing of the applicable Reorganization. The aggregate liquidation preference of the Acquiring Fund VMTPS received in connection with each Reorganization will equal the aggregate liquidation preference of the applicable Target Fund’s VMTPS held immediately prior to the closing of the Reorganizations. The VMTPS to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding VMTPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the VMTPS of the Acquiring Fund to be issued in connection with the Reorganizations will be senior in priority to the Acquiring Fund’s common stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. As a result of the Reorganizations, and subsequent distribution of assets to the Acquiring Fund, the assets of the Acquiring Fund and the Target Funds would be combined, and the stockholders of the Target Funds would become stockholders of the Acquiring Fund. The Acquiring Fund will be the accounting survivor of the Reorganizations.

The aggregate NAV, as of the Valuation Time (as defined below), of the shares of Acquiring Fund common stock received by each Target Fund’s common stockholders in connection with the Reorganizations will equal the aggregate

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NAV of the shares of Target Fund common stock held by stockholders of the Target Fund as of the Valuation Time. Prior to or at the Valuation Time, the NAV of each Fund will be reduced by the costs of the Reorganizations borne by such Fund. See “—Description of Common Stock to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common stockholders. However, no fractional shares of Acquiring Fund common stock will be distributed to a Target Fund’s common stockholders in connection with a Reorganization. Instead, Acquiring Fund’s transfer agent may aggregate all fractional shares of Acquiring Fund common stock that may be due to a Target Fund’s stockholders as of the Closing Date and may sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent would act directly on behalf of the stockholders entitled to receive fractional shares and would accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund stockholders entitled to receive the fractional shares (without interest and subject to withholding taxes). Alternatively, the Acquiring Fund may provide the cash equal to the NAV of such aggregated fractional shares of Acquired Fund common stock, which would be distributed to Target Fund stockholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, Target Fund stockholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a stockholder, including fractional share interests deemed received by a stockholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the stockholder, provided the Target Fund shares were held as capital assets at the effective time of a Reorganization.

As a result of the Reorganizations, common stockholders of the Funds will hold a smaller percentage of the outstanding common stock of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations and thus, common stockholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

Following the Reorganizations, each preferred stockholder of the Target Funds would own the same number of Acquiring Fund VMTPS with the same aggregate liquidation preference as the VMTPS of the Target Fund held by such stockholder immediately prior to the closing of the Reorganizations, with substantially similar terms as the outstanding VMTPS of the Target Fund held by such preferred stockholder immediately prior to the closing of a Reorganization. Assuming the

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preferred stockholder of the Funds does not seek to sell or transfer any VMTPS prior to the closings of the Reorganizations, it will continue to hold all the VMTPS of the combined fund.

All costs of the Reorganizations relating to each Fund will be borne by that Fund. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Valuation of Common Stock. Pursuant to each Agreement, the NAV per share of each Target Fund and the Acquiring Fund shall be computed immediately after the close of regular trading on the NYSE on the Closing Date (such time and date referred to herein as the “Valuation Time”) using the valuation procedures of the Funds or such other valuation procedures as will be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to stockholders. Under the terms of each Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund will declare a distribution prior to the Valuation Time, which, together with all previous dividends, has the effect of distributing to its stockholders substantially all of its undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund; provided, however, that following the receipt of stockholder approval of the Agreement, no such amendment, modification or supplement may have material adverse effect on the Fund stockholders’ interests.

Conditions. Under the terms of each Agreement, the closing of each Reorganization is subject to the satisfaction or waiver (if permissible) of the following closing conditions: (1) the requisite approval by the Board and the common and preferred stockholders of the Target Fund and the Board and the common and preferred stockholders of the Acquiring Fund of the proposal with respect to the Reorganization described in this Joint Proxy Statement/Prospectus, (2) the filing of all necessary filings with the appropriate regulatory authorities, receipt of necessary consents and absence of any proceedings by regulatory authorities challenging the Reorganization, (3) each Fund’s receipt of an opinion of counsel substantially to the effect that the Reorganization of the Target Fund with and into the Acquiring Fund will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (4) the absence of legal proceedings challenging the Reorganization, and (5) the filing with the State Department

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of Assessments and Taxation of the State of Maryland (“SDAT”) of any articles required to consummate the Reorganization under Maryland law. Additionally, in order for the Reorganizations to occur, any consents, confirmations and/or waivers needed from third parties must also be obtained.

Termination. With respect to each Reorganization, the Agreement may be terminated and the Reorganization abandoned, whether before or after approval by the Funds’ stockholders, at any time prior to the Closing Date, (1) by either Fund involved in the respective Reorganization (a) in the event of the other Fund’s material breach of any representation, warranty or covenant contained in the Agreement to be performed on or before the Closing Date, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met or (c) if the Closing has not occurred by the end of the last calendar quarter of 2023, or another date as to which the respective Funds agree, or (2) by the respective Funds’ mutual agreement.

Reasons for the Reorganizations

Based on the considerations described below, the Board of Directors of each Target Fund, including the Independent Directors, and the Board of Directors of the Acquiring Fund, including the Independent Directors, have each determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing stockholders of its Fund would not be diluted with respect to NAV as a result of such Reorganization(s). At a meeting held on March 29-30, 2023 (the “Board Meeting”), the Board of Directors of each Fund discussed its Fund’s Reorganization(s) and considered whether to recommend that stockholders of its Fund, as applicable, approve such Reorganization(s) and subsequently approved the Reorganization(s) by consent in April 2023.

At and prior to the Board Meeting, including at previous meetings of each Fund's Board of Directors and Committees thereof over the course of more than a year, the Board of Directors and Committees thereof of each Target Fund (collectively, each a "Target Board", and together, the "Target Boards") and the Board of Directors and Committees thereof of the Acquiring Fund (collectively, the "Acquiring Board", and together with the Target Boards, the "Boards", and each individually, a "Board") discussed the possibility of reorganizing the Target Funds into the Acquiring Fund, taking into account, among other things, the relatively smaller size of the Target Funds. In this regard, the Board and a Committee of the Board regularly received and considered information from NBIA, including relating to the yields and distribution rates of each Fund. In light of, among many other factors, the then-current relative yields available to the Funds on investments, at the Board Meeting, NBIA provided information relating to, and proposed, the Reorganizations. Prior to approving the Reorganizations, each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board recognized that NBIA, each Fund’s investment adviser, had recommended

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the respective Reorganization proposal as it believes, including for the reasons noted above, that the transactions would be in the best interest of each Fund and each Fund’s stockholders. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Reorganizations and recommending that stockholders of the Funds (as applicable) approve the Reorganizations:

•	the compatibility of the Funds’ investment objectives, policies and related risks, including that only the Target Funds seek to provide income exempt from state tax and, with respect to New York Municipal, New York City personal income tax;
•	the consistency of portfolio management and the composition of the combined fund’s portfolio;
•	the effect of the Reorganizations on fees and expense ratios and the resulting larger asset base and associated increase in flexibility in managing the combined fund’s leverage;
•	the potential for improved secondary market trading and increased demand in the secondary market for shares of common stock of the combined fund, which could result in a narrower trading discount;
•	the anticipated federal income tax-free nature of the Reorganizations;
•	the expected costs of the Reorganizations and payment of those costs by the Funds;
•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of the stockholders of the applicable Funds;
•	the historic common stock distribution rates, including the tax-equivalent rates, of the Acquiring Fund as compared to those of each Target Fund;
•	the effect of the Reorganizations on stockholder rights;
•	alternatives to the Reorganizations; and
•	any potential benefits of the Reorganizations to NBIA and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that, as municipal funds, the Funds’ investment objectives and policies share certain similarities, but there are differences. The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. In contrast, each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state (and, with respect to New York Municipal, New York City personal income tax). As such, the Boards considered that the Acquiring Fund may invest in municipal obligations of any U.S. state or territory, whereas each Target Fund invests

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primarily in municipal obligations of a specific state and is subject to economic, political, regulatory and other risks of a single state. The Target Fund Boards noted that each Target Fund’s stockholders would lose the benefit of the state tax (and, with respect to New York Municipal, New York City personal tax) exemption as a result of the applicable Reorganization, but recognized the potential for higher net earnings per share of common stock and distribution levels of the combined fund as a result of, among other things, the geographically diverse national portfolio and the operating economies from the combined fund’s greater scale following the Reorganizations.

Consistency of Portfolio Management and the Composition of the Combined Fund’s Portfolio. The Boards noted that each Fund has the same investment adviser and portfolio managers, and the portfolio managers of the Acquiring Fund would continue to manage the combined fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that stockholders would remain invested in a closed-end management investment company that would have the same investment adviser and portfolio managers and greater net assets to invest in municipal obligations of any U.S. state or territory.

Effect of the Reorganizations on Fees and Expense Ratios; Larger Asset Base and Resulting Increase in Leverage Management Flexibility of the Combined Fund. The Boards evaluated the fees and expense ratios (i.e., expenses including the costs of leverage) of each of the Funds (including estimated expenses of the combined fund following the Reorganizations) as of February 28, 2023. It was anticipated that the Funds will benefit from the larger asset size of the combined fund, assuming consummation of the Reorganizations, as fixed costs are shared over a larger asset base. The Target Boards considered that the management fees of the Acquiring Fund are the same as that of each Target Fund and that the estimated expense ratio of the combined fund was lower than that of each Target Fund – 36 basis points (0.36%) lower for California Municipal and 43 basis points (0.43%) lower for New York Municipal. In addition, assuming both Reorganizations are completed, the Acquiring Board noted that the net expense ratio of the combined fund was expected to be modestly lower than that of the Acquiring Fund prior to the closing of the Reorganizations.

The Boards considered that the amount of leverage as a percentage of total assets following the Reorganizations is not expected to significantly change from that of each Fund on a standalone basis prior to the relevant Reorganization. As of February 28, 2023, California Municipal, New York Municipal and the Acquiring Fund had total leverage outstanding of $45,700,000, $36,500,000, and $145,700,000 respectively, representing 39.7%, 39.4%, and 39.7% of total assets, respectively. If the Reorganizations had closed on February 28, 2023, all else being equal, the total leverage of the combined fund would have been $227,900,000, representing 39.7% of total assets. The larger asset base of the combined fund may provide (i) greater financial flexibility through a larger balance sheet, (ii) access to more attractive leverage terms and (iii) a wider range of leverage alternatives.

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Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Reorganizations, the Target Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the shares of common stock with respect to the Target Funds. The Target Boards considered that, relative to the Target Funds, the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for shares of common stock after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, based on information provided by NBIA, the Target Boards considered the potential for a narrower trading discount, relative to the Target Funds, as a result of the Acquiring Fund’s shares of common stock trading at a discount that historically has been lower than that of each Target Fund’s common stock; however, the Target Boards recognized that the past trading record of the common stock of the Acquiring Fund may not necessarily be indicative of how the common stock of the combined fund will trade in the future and there is no guarantee that the common stock of the combined fund would have a narrower trading discount than that of either Target Fund’s common stock. Further, with respect to the Acquiring Fund, the Acquiring Board noted that such Fund may experience a modest increase in demand in the secondary market for its common stock due to increased scale.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. Each Reorganization will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and each Fund participating in a Reorganization will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations. The Boards considered the terms and conditions of the Reorganizations, including the estimated costs associated with the Reorganizations, which would be borne entirely by the Funds and therefore the common stockholders of the Funds. Preferred stockholders will not bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Stockholders. The terms of the Reorganizations are intended to avoid dilution of the interests of the existing stockholders of the applicable Funds. In this regard, each Target Board considered that each common stockholder of its Target Fund will receive common stock of the Acquiring Fund (taking into account any fractional shares to which the stockholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that stockholder’s Target Fund common stock held as of the Valuation Time. However, no fractional shares of common stock of the Acquiring Fund will be distributed to the Target Funds’ common stockholders in connection with the Reorganizations. In lieu of such fractional shares, the Target Funds’ common

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stockholders will receive cash. In conjunction with the issuance of additional stock of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of each Reorganization.

With respect to holders of preferred stock of each Target Fund, holders of any preferred stock outstanding immediately prior to the closing of the applicable Reorganization will receive, on a one-for-one basis, newly issued preferred stock of the Acquiring Fund having substantially similar terms to those of the preferred stock of the applicable Target Fund. The Boards noted that the same single institutional investor holds the outstanding preferred stock of each Fund. Further, the outstanding preferred stock of the Acquiring Fund and any preferred stock of the Acquiring Fund to be issued in the Reorganizations would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Common Stock Distributions of the Acquiring Fund Compared to those of the Target Funds. Each Target Fund’s Board took into account potential future distribution levels as well as information from NBIA indicating that the Acquiring Fund has historically paid higher distributions per share of common stock than each Target Fund. It was noted that distributions for California Municipal are exempt from federal and California income taxes and distributions for New York Municipal are exempt from federal, New York State and New York City personal income taxes, while distributions for the Acquiring Fund are exempt from federal income tax only. Notwithstanding that the Acquiring Fund’s distributions may be subject to state and local income tax, however, the Boards considered that, as of February 28, 2023, the Acquiring Fund’s tax-equivalent yield is higher than the tax-equivalent yields of each Target Fund.

Based on information provided by NBIA, the Boards noted that most recent monthly distributions per common share were $0.0254 for California Municipal, $0.024233 for New York Municipal and $0.03774 for the Acquiring Fund. The annualized distribution rate (expressed as a percentage of net asset value as of February 28, 2023) was 2.43% for California Municipal, 2.62% for New York Municipal and 3.86% for the Acquiring Fund. The higher historical distribution rate of the Acquiring Fund is primarily attributable to certain lower expenses per share of common stock and the Acquiring Fund’s greater investment flexibility to invest in municipal obligations any U.S. state or territory. Assuming the highest marginal federal tax rate for the Acquiring Fund and the highest marginal state (and city, with respect to New York Municipal) and federal tax rates for the Target Funds, the tax-equivalent yield as of February 28, 2023 was 4.91% for California Municipal, 5.46% for New York Municipal and 6.13% for the Acquiring Fund. The tax-equivalent yield for a Fund generally represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis and was calculated assuming that stockholders pay the highest tax rate in their respective state (and New York City for New York Municipal).

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All other things being equal, an investment with a higher tax-equivalent yield would provide a greater yield to a stockholder after taking the stockholder’s expected tax liability into account.

There is no assurance that distribution rates of the Funds will continue at historical levels. While distributions from the combined fund following the Reorganizations are generally expected to be exempt from federal income tax, such distributions may be subject to state and local income tax, including without limitation California or New York State or New York City income tax, as applicable.

Effect on Stockholder Rights. The Boards considered that each Fund is organized as a Maryland corporation. In this regard, with respect to each Target Fund, there will be no change to stockholder rights under state statutory law.

Alternatives. The Target Boards considered various alternatives to the Reorganizations, including keeping the status quo and liquidating the Target Funds. In considering the status quo, the Target Boards considered NBIA’s view, among other things, that while the Target Funds would maintain the state income tax exemption, this option may result in continuing secondary market trading discounts and less competitive tax-equivalent distributions. In considering liquidation, the Target Boards took into account, among other things, that such alternative would be a taxable event and could be potentially disruptive to long-term stockholders. In evaluating the proposed Reorganizations, the Target Boards considered, among other things, NBIA’s view that combining the Target Funds with a larger closed-end municipal fund with a national mandate was an attractive alternative in light of certain potential benefits to stockholders of the Target Funds, as outlined above.

Potential Benefits to NBIA and Affiliates. The Boards recognized that the Reorganizations may result in some benefits and economies of scale for NBIA and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of each Target Fund as a separate fund in the Neuberger Berman fund complex.

Conclusion. Each Board approved the Reorganization(s) involving its Fund, concluding that each such Reorganization is in the best interests of its Fund and that the interests of existing stockholders of its Fund will not be diluted with respect to NAV as a result of the respective Reorganization(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of April 30, 2023, and the pro-forma combined capitalization of the Acquiring Fund as if the Reorganizations had occurred on that date assuming the completion of both Reorganizations.

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Capitalization Table—Reorganizations of Both California Municipal and New York Municipal

The table reflects pro forma exchange ratios of approximately 1.061667 and 0.935833 shares of common stock of the Acquiring Fund issued for each share of common stock of California Municipal and New York Municipal, respectively. If the Reorganizations are consummated, the actual exchange ratios may vary.

	California Municipal	New York Municipal	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Stock Outstanding
Common Stock	5,551,044	5,077,417	18,843,164	10,644,974		29,488,138
Variable Rate Municipal Term Preferred Shares, Series A, $100,000 liquidation preference per share (“VMTPS”)	457	365	1,457	822		2,279
Net Assets (000’s omitted)
Common Stock	$70,697	$56,995	$226,114	$127,177	(2)	$353,291
VMTPS	$45,700	$36,500	$145,700	$82,200		$227,900
Net Assets including VMTPS	$116,397	$93,495	$371,814	$209,377	(2)	$581,191
Net asset value per share of Common Stock	$12.74	$11.23	$12.00	$–		$11.98
(1)	The pro forma balances are presented as if the Reorganizations were effective as of April 30, 2023, are presented for informational purposes only and assume the issuance of preferred stock in the amounts set forth above, which amounts may change prior to the Closing Date. All pro forma adjustments are directly attributable to the Reorganizations.
(2)	Reflects non-recurring aggregate estimated Reorganization expenses of $514,803, of which $109,589 was attributable to California Municipal, $96,078 was attributable to New York Municipal and $309,136 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

Expenses Associated with the Reorganizations

Preferred stockholders will not bear any costs of the Reorganizations. NBIA estimates the costs of the Reorganizations to be $514,803, of which $109,589 is attributable to California Municipal, $96,078 is attributable to New York Municipal and $309,136 is attributable to the Acquiring Fund, or in each case about $0.02 per share of common stock. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreements and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations. If one or both Reorganizations are not consummated for any reason, including because the requisite stockholder approvals are not obtained, each of the Funds, and common stockholders of each of the Funds indirectly, will still bear the costs of the Reorganizations.

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The Funds have engaged AST Fund Solutions, LLC (“AST”) to assist in the solicitation of proxies at an estimated aggregate cost of $48,000 plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Stockholders’ Rights of Appraisal

Under the charter documents of the Funds, stockholders do not have dissenters’ rights of appraisal with respect to their stock in connection with the Reorganizations.

Material Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As a non-waivable condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from K&L Gates LLP (“Counsel”) with respect to its Reorganization(s) substantially to the effect that, on the basis of the facts and assumptions stated therein (as well as certain representations of each Fund), the existing provisions of the Code, current administrative rules and court decisions, and conditioned on the that Reorganization being consummated in accordance with the applicable Agreement, for federal income tax purposes:

(a)	The Reorganization of the Target Fund with and into the Acquiring Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code.
(b)	Neither Fund will recognize any gain or loss on the Reorganization.
(c)	The Acquiring Fund’s tax basis in each asset the Target Fund transfers to it will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).
(d)	The Target Fund’s stockholders will not recognize any gain or loss on the receipt of Acquiring Fund stock pursuant to the Reorganization, except to the extent such stockholders are paid cash in lieu of fractional shares of Acquiring Fund common stock in the Reorganization.
(e)	The tax basis in the Acquiring Fund stock that a Target Fund stockholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund stock the stockholder holds immediately before the Reorganization, and the stockholder’s holding period for those Acquiring Fund stock will include the holding period for that Target Fund stock (provided the stockholder holds such stock as a capital asset at the closing date of the Reorganization).

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Notwithstanding paragraphs (b) and (d) above, the tax opinion may state that no opinion is expressed as to the effect of a Reorganization on the Acquiring Fund’s or the Target Fund’s stockholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The tax opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above.

Prior to the closing of each Reorganization, the Target Fund participating therein will distribute to its stockholders all of its investment company taxable income and net realized capital gain (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to them.

With respect to each Reorganization, the opinion addressing the federal income tax consequences of the Reorganization described above will rely on the assumption that the Acquiring Fund VMTPS received in the Reorganization, if any, will constitute equity of the Acquiring Fund.

Opinions of counsel are not binding upon the IRS or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Reorganizations occur but the IRS or the courts determine that a Reorganization does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund involved in such Reorganization may recognize gain or loss on the transfer of its assets to the Acquiring Fund and/or the deemed distribution of Acquiring Fund stock to its stockholders and each stockholder of that Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund stock and the fair market value of the stock of the Acquiring Fund it receives.

If a Target Fund common stockholder receives cash in lieu of a fractional share of Acquiring Fund common stock, the stockholder will be treated as having received the fractional share of Acquiring Fund common stock pursuant to the Reorganization and then as having sold that fractional share of Acquiring Fund common stock for cash. As a result, each such Target Fund common stockholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional share of Acquiring Fund common stock. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the stock (including the holding period of Target Fund stock surrendered therefor if the Target Fund stock were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share of common stock may be subject to backup withholding taxes.

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Prior to the Valuation Time, each Target Fund may declare a distribution to its preferred and common stockholders, which together with all other distributions to stockholders made with respect to the taxable year in which its Reorganization occurs and all prior taxable years, will have the effect of distributing to such stockholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date of the Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to stockholders who are subject to federal income tax. Each Fund designates distributions to common and preferred stockholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year. Additional distributions may be made if necessary. For the Acquiring Fund, all dividends and distributions will be paid in cash unless a stockholder has made an election to reinvest dividends and distributions in additional shares under each Fund’s distribution reinvestment plan. The tax character of dividends and distributions (as consisting of ordinary income and capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganizations, the Acquiring Fund’s ability to use a Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, stockholders may pay federal income tax sooner, or pay more federal income tax, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations.

The tables below set forth, as of October 31, 2022 (each Fund’s tax year end), Each Fund’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

California Municipal
Not subject to expiration:
Short-Term	$770,954
Long-Term	$2,509,687
Total	$3,280,641

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New York Municipal
Not subject to expiration:
Short-Term	$981,632
Long-Term	$3,516,241
Total	$4,497,873

Acquiring Fund
Not subject to expiration:
Short-Term	$2,497,069
Long-Term	$15,050,167
Total	$17,547,236

In addition, the stockholders of the Target Funds will receive a proportionate share of any taxable income and gains (after the application of any available capital loss carryforwards) realized by the Acquiring Fund and not distributed to its stockholders prior to the closing of a Reorganization when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Reorganizations, the Acquiring Fund may recognize gains or losses (including any built-in gain in the portfolio investments of a Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganizations), which also may result in taxable distributions to stockholders holding shares of the Acquiring Fund, including former Target Fund stockholders who hold Acquiring Fund shares after the Reorganizations. As a result, stockholders of the Target Funds and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any stockholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Stockholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Stockholder Approval

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of a Target Fund’s outstanding common and preferred stock entitled to vote on

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the matter, voting together as a single class. In addition, because the number of shares of Acquiring Fund common stock to be issued in each proposed Reorganization would be (based on recent relative valuations), upon issuance, in excess of 20 percent of the number of shares of Acquiring Fund common stock outstanding prior to the Reorganization, Maryland law requires the stockholders of the Acquiring Fund to approve each Reorganization and the rules of the NYSE American require the stockholders of the Acquiring Fund to approve the issuance of additional shares of Acquiring Fund common stock in connection with each Reorganization. As such, each Reorganization also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding common and preferred stock, voting together as a single class. The issuance of additional shares of Acquiring Fund common stock in connection with each Reorganization is an inextricable component of each Agreement. Therefore, an Acquiring Fund stockholder vote on each Reorganization is considered to also be a vote on the issuance of additional shares of Acquiring Fund common stock.

Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of a Reorganization. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Reorganization to occur, all requisite stockholder approvals must be obtained at the Meeting, and any consents, confirmations and/or waivers needed from third parties must also be obtained. Because the closing of each Reorganization is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such stockholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur even if stockholders of a Fund entitled to vote approve the Reorganization and a Fund satisfies all of its closing conditions if the other Fund party to that Reorganization does not obtain its requisite stockholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Reorganization is not consummated, the Board of the Target Fund involved in that Reorganization may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Reorganization is not contingent on the closing of the other Reorganization.

As to any other business that may properly come before the Meeting, holders of each Fund’s shares of common stock and preferred stock may vote together as a single class or separately, depending on the requirements of the 1940 Act, the

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Maryland General Corporation Law (“MGCL”) and a Fund’s charter with respect to said item of business. Each full share of a Fund’s common stock or preferred stock is entitled to one vote and each fractional share of a Fund’s common stock or preferred stock is entitled to a proportionate share of one vote.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are specified on a proxy card, shares will be voted “FOR” the respective Reorganization and “FOR,” “ABSTAIN,” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any stockholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares or by submitting a letter of revocation or a later-dated proxy card to the respective Fund at the address indicated on the enclosed envelope provided with this Joint Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received by a Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Each Fund has opted into and is subject to the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). Generally, the MCSAA provides that “control shares” (as defined in the MCSAA) of a Maryland corporation (e.g., a Fund) acquired in a “control share acquisition” (as defined in the MCSAA) of outstanding shares have no voting rights except to the extent approved by the holders of two-thirds of the votes entitled to be cast on the matter (which excludes votes entitled to be cast by the “Acquiring Person” (as defined in the MCSAA) who has made or proposes to make a control share acquisition or by officers or employee-directors of the corporation). The MCSAA provides that Acquiring Persons can have the corporation call a special stockholder meeting to seek such stockholder approval.

Generally, “control shares” are shares of stock which, but for the MCSAA, if aggregated with all other shares of stock owned by the Acquiring Person or in respect of which the Acquiring Person is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the Acquiring Person to exercise voting power in electing directors (e.g., a Fund’s Directors) within one of the following ranges of voting power: one-tenth or more but less than one-third; one-third or more but less than a majority; or a majority or more of all voting power. The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA,

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or (c) to acquisitions of shares approved or exempted by a provision contained in the charter or bylaws of the corporation and adopted at any time before the acquisition of the shares. Stockholders (together with any “associated persons” (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of directors are not affected by the restrictions on voting rights under the MCSAA.

Accordingly, any of a Fund’s outstanding shares of stock that are deemed to be “control shares” under the MCSAA will have no voting rights at the Meeting.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Funds. Proxy solicitations may also be made by AST.

A quorum with respect to a Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at a Fund’s Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chair of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on some or all nominees in their discretion. If a quorum is present at the Meeting, the Chair of the Meeting may adjourn the Meeting if sufficient votes to approve a proposal are not received or for any other purpose. A stockholder vote may be taken on the proposals in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Each Board also may postpone the Meeting of stockholders prior to the Meeting with notice to the stockholders entitled to vote at or to receive notice of the Meeting.

Distribution Reinvestment Plan for Each Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

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Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the

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over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

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The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

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Description of Common Stock to Be Issued by the Acquiring Fund; Comparison to Target Funds

The information contained in this section is only a summary and is subject to the provisions contained in the Articles of Incorporation and Bylaws of each Fund and the laws of the State of Maryland. The information contained in this section describes the common stock of the Acquiring Fund to be issued in the Reorganizations. However, the description of the Acquiring Fund’s common stock also describes the outstanding common stock of the Target Funds.

General

The Fund is authorized to issue 1,000,000,000 shares of capital stock, par value $0.0001 per share. The Fund intends to hold annual meetings of Stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. An investor who acquires Common Stock in an Offer issued after the Record Date for a meeting of Stockholders will not be entitled to vote such Common Stock, or otherwise participate with respect to such Common Stock, at such meeting.

Each share of Common Stock represents an equal proportionate interest in the assets of the Fund with each other share of Common Stock in the Fund. The Articles of Incorporation authorize the Board, without any action by stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although there is no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for the Fund’s debts or obligations. Common Stockholders will be entitled to the payment of distributions when, as and if declared by the Board. In certain circumstances, the Fund may be required to sell a portion of its investments to fund distributions. Therefore, these payments may represent a reduction of the stockholder’s principal investment. The 1940 Act or the terms of any borrowings or preferred stock may limit the payment of distributions to the Common Stockholders. Each whole Share of Common Stock shall be entitled to one (1) vote as to matters on which it is entitled to vote pursuant to the terms of the Articles of Incorporation on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all claims and obligations of the Fund and the liquidation preference with respect to any outstanding preferred stock, and (upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection), the directors may distribute the remaining assets of the Fund among the holders of the Common Stock.

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In general, except as provided in the following paragraph, when there are any borrowings, including preferred stock and/or notes outstanding, the Fund may not be permitted to declare any cash distribution on its Common Stock, unless at the time of such declaration, (i) all accrued distributions on preferred stock or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (expected to equal the aggregate original purchase price of the outstanding preferred stock plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred stock or notes from a NRSRO. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Stock could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to repurchase or redeem preferred stock or notes or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred stock in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred stock to the holders thereof.

Any offerings of the Fund’s Common Stock, if made, will require approval of the Board. Any additional offering will not be sold at a price per share of Common Stock below the then-current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Stockholders or with the consent of a majority of the Fund’s outstanding Common Stockholders.

The Fund currently issues its Common Stock without certificates.

All Shares of Common Stock, including those to be issued in connection with the Reorganizations, have equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are, and the shares of Common Stock issuable upon consummation of the Reorganizations, will be, fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive rights, conversion rights, cumulative voting rights or appraisal rights.

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Distributions

Each Fund generally pays regular monthly cash distributions to common stockholders at a stable rate per share of common stock. The distribution rate that each Fund pays will depend on a number of factors, including distributions payable on the preferred shares. Each Fund’s net income will consist of all interest income accrued on portfolio assets less all expenses of the Fund, which will be accrued each day. Over time, substantially all of each Fund’s net investment income will be distributed. Each Fund also intends to distribute to each common stockholder at least annually his or her pro rata share of any available net capital gains. Although it does not now intend to do so, each Fund’s Board may change its distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and distribution rates on any outstanding preferred shares.

The Acquiring Fund intends to continue to make regular monthly cash distributions to common stockholders at a stable rate per share of common stock based on its projected performance, which may be adjusted from time to time.

To permit the Acquiring Fund to maintain more stable monthly distributions, it may distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Over time, all the net investment income of the Fund will be distributed. Undistributed net investment income is included in the common stock’s net asset value, and, correspondingly, distributions from net investment income will reduce the common stock’s net asset value.

So long as preferred stock are outstanding, the Acquiring Fund may not declare a dividend or distribution to common stockholders (other than a distribution in common stock of the Fund) or purchase outstanding common stock unless all accumulated dividends on preferred stock have been paid and unless the asset coverage, as defined in the 1940 Act, with respect to its preferred stock at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

The Funds have received exemptive relief from the SEC under the 1940 Act permitting each Fund to pay long-term capital gains more frequently than is currently allowed under the 1940 Act, which facilitates the implementation of a Managed Distribution Policy. The Acquiring Fund may, subject to the determination of its Board, implement a Managed Distribution Policy pursuant to this order but does not expect to do so at this time.

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Under a Managed Distribution Policy, the Acquiring Fund would intend to make monthly distributions to common stockholders, at a fixed rate per share of common stock or a fixed percentage of its net asset value, that may include periodic distributions of realized net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Distribution Policy, if, for any monthly distribution, the sum of net investment income and any net realized capital gains for the month was less than the amount of the distribution, the difference would be distributed from the Fund’s capital. If, for any fiscal year, the Fund’s total distributions exceeded such income and gains (an “Excess”), the Excess generally would first be treated as dividend income to the extent of the Fund’s current and accumulated earnings and profits, if any, and then would be treated by each common stockholder as a tax-free return of capital up to the amount of its tax basis in the common stock, with any amounts exceeding such basis being treated as gain from the sale of those shares of common stock. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

Any distribution of an Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing its expense ratio. There is a risk that the Fund would not eventually realize capital gain in an amount corresponding to an Excess. In addition, in an effort to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Acquiring Board reserves the right to change the Acquiring Fund’s distribution policy from time to time.

Common Stock Price Data

The Funds’ shares of common stock is publicly held and is listed and traded on the NYSE American under the symbol “NBW,” “NBO” and “NBH” for California Municipal, New York Municipal and the Acquiring Fund, respectively. The following tables set forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE American per share of common stock along with (i) the highest and lowest closing NAV per share and (ii) the highest and lowest premium or discount from NAV per share represented by such prices at the close of the market on the NYSE American.

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CALIFORNIA MUNICIPAL
	NYSE American Market Price		NAV per share on Date of NYSE American Market Price		Market Premium/ (Discount) to NAV per share on Date of NYSE American Market Price (%)
Quarter Ended	High	Low	High	Low	High	Low
April 30, 2023	$12.18	$10.50	$13.07	$12.44	-6.81	-15.59
January 31, 2023	$11.98	$10.04	$13.10	$11.75	-8.55	-14.55
October 31, 2022	$12.27	$9.88	$13.36	$11.68	-8.16	-15.41
July 31, 2022	$11.85	$10.69	$13.43	$12.70	-11.76	-15.83
April 30, 2022	$13.42	$11.53	$14.96	$13.35	-10.29	-13.63
January 31, 2022	$14.23	$13.17	$15.46	$14.88	-7.96	-11.49
October 31, 2021	$14.77	$13.80	$15.71	$15.35	-5.98	-10.10
July 31, 2021	$14.85	$13.86	$15.88	$15.60	-6.49	-11.15
April 30, 2021	$14.29	$13.56	$15.66	$15.75	-8.75	-13.90
January 31, 2021	$13.68	$12.90	$15.63	$15.20	-12.48	-15.13

NEW YORK MUNICIPAL
	NYSE American Market Price		NAV per share on Date of NYSE American Market Price		Market Premium/ (Discount) to NAV per share on Date of NYSE American Market Price (%)
Quarter Ended	High	Low	High	Low	High	Low
April 30, 2023	$10.02	$9.28	$11.51	$10.98	-12.95	-15.48
January 31, 2023	$10.11	$8.86	$11.27	$10.36	-10.29	-14.48
October 31, 2022	$10.63	$8.82	$12.00	$10.31	-11.42	-14.43
July 31, 2022	$10.53	$9.41	$12.10	$11.21	-12.98	-16.06
April 30, 2022	$12.38	$10.28	$13.66	$11.97	-9.37	-14.12
January 31, 2022	$13.00	$11.95	$14.14	$13.59	-8.06	-12.07
October 31, 2021	$13.45	$12.54	$14.56	$13.96	-7.62	-10.17
July 31, 2021	$13.58	$12.56	$14.50	$14.22	-6.34	-11.67
April 30, 2021	$12.74	$12.07	$14.36	$13.94	-11.28	-13.41
January 31, 2021	$12.42	$11.67	$14.28	$13.71	-13.03	-14.88

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ACQUIRING FUND
	NYSE American Market Price		NAV per share on Date of NYSE American Market Price		Market Premium/ (Discount) to NAV per share on Date of NYSE American Market Price (%)
Quarter Ended	High	Low	High	Low	High	Low
April 30, 2023	$11.62	$10.24	$12.17	$11.75	-4.52	-12.85
January 31, 2023	$12.14	$9.68	$12.37	$11.11	-1.86	-12.87
October 31, 2022	$12.08	$9.64	$12.75	$11.05	-5.25	-12.76
July 31, 2022	$12.05	$10.77	$12.89	$12.14	-6.52	-11.29
April 30, 2022	$14.40	$11.93	$14.50	$12.76	-0.69	-6.50
January 31, 2022	$16.49	$14.15	$15.01	$14.42	9.86	-1.87
October 31, 2021	$17.40	$15.15	$15.40	$14.92	12.99	1.54
July 31, 2021	$16.88	$15.68	$15.26	$15.55	10.62	0.84
April 30, 2021	$16.72	$15.20	$15.30	$15.45	9.28	-1.62
January 31, 2021	$15.96	$14.16	$15.35	$14.75	3.97	-4.00

On March 31, 2023, the closing sale prices of California Municipal, New York Municipal and Acquiring Fund common stock were $11.12, $9.62 and $10.95, respectively. These prices represent discounts to NAV per share for California Municipal, New York Municipal and the Acquiring Fund of -13.06%, -14.41% and -8.83%, respectively.

Shares of common stock of the Acquiring Fund have historically traded at a discount and a premium to NAV. It is not possible to state whether Acquiring Fund common stock will trade at a premium or discount to NAV following the Reorganizations, or what the extent of any such premium or discount might be.

Affiliated Brokerage and Other Fees

None of the Target Funds or the Acquiring Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund or the Adviser of such Fund.

Description of VMTPS to Be Issued by the Acquiring Fund

The Acquiring Fund is authorized to issue 1,000,000,000 shares of capital stock, par value $0.0001 per share, which may be classified or reclassified from time to time with rights as determined by the Board without the approval of common stockholders. If the Reorganizations are effected, the Acquiring Fund will issue VMTPS (“New VMTPS”) pursuant to each Agreement if VMTPS of each Target Fund are outstanding immediately prior to the closing. The terms

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of the New VMTPS will be substantially similar to the terms of the VMTPS of each Target Fund outstanding immediately prior to the closing of the Reorganizations. Prior to issuance of any preferred stock, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board could authorize the issuance of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common stockholders or otherwise be in their best interest.

Distribution Preference and Liquidation Preference

The VMTPS rank prior to the Funds’ common stock as to the payment of dividends by a Fund, and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s common stock or the repurchase of a Fund’s common stock if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding VMTPS. In addition, pursuant to each Fund’s charter, the Fund is restricted from declaring and paying dividends or distributions on classes of shares ranking junior to or on parity with the VMTPS or repurchasing such shares if the Fund fails to declare and pay dividends or distributions on the VMTPS, redeem any VMTPS required to be redeemed under the charter or comply with the basic maintenance amount requirement of the ratings agencies rating the VMTPS.

Redemption, Purchase and Sale of VMTPS

The VMTPS may be redeemed, in whole or in part, at any time at the option of a Fund. The redemption price per VMTPS is equal to the liquidation preference per share plus any outstanding unpaid dividends and, applicable redemption premiums. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred stock may entitle the holders of preferred stock to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to common stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders would not be entitled to any further participation in any distribution of assets by the Fund. The Fund is required to redeem its VMTPS on the term redemption date of the VMTPS, unless earlier redeemed or repurchased or unless extended. In addition, each Fund is required to redeem certain of its outstanding VMTPS if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

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D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

The following provides additional detail about the investment policies of the Funds and is intended to supplement the information about the investment objectives and policies of the Funds described above in “Proposals —A. Summary—Comparison of the Acquiring Fund and the Target Funds. The information below describes investment policies of the Acquiring Fund but also describes the investment policies of each Target Fund except as noted below.

The Fund’s Investments

Municipal bonds may have all types of interest rate payment and reset terms, including fixed rate, floating and variable rate, zero coupon, payment in kind and auction rate features.

Each Fund will not invest more than 25% of its total assets in any industry and the Acquiring Fund normally will not invest more than 5% of its total assets in the securities of any single issuer, while the Target Funds may. Governmental issuers of municipal bonds are not considered part of any “industry.” However, municipal bonds backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to the industries of such nongovernmental users. It is nonetheless possible that each Fund may invest more than 25% of its total assets in a broader segment of the municipal bond market, such as hospital and other health care facilities obligations, housing agency revenue obligations, and airport revenue obligations. Each Fund will invest more than 25% of its assets in such types of municipal bonds if NBIA determines that the yields available from such obligations in a particular segment justify the additional risks associated with a large investment in that segment. These obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries; however, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all such municipal bonds in such a market segment.

For temporary defensive purposes, and in order to keep cash on hand fully invested, a Fund may temporarily invest to a substantial degree in high-quality, short-term municipal bonds. If these high-quality, short-term municipal bonds are not available or, in NBIA’s judgment, do not afford sufficient protection against adverse market conditions, a Fund may invest in the following taxable securities: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by an NRSRO;

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commercial paper rated in the highest category by an NRSRO; certificates of deposit, time deposits and bankers’ acceptances; or repurchase agreements with respect to any of the foregoing investments or any other fixed-income securities that NBIA considers consistent with such strategy. To the extent a Fund invests in taxable securities, it will not be able to achieve its investment objective of providing income exempt from federal income tax and, as applicable, the relevant state and local taxes.

A Fund cannot accurately predict its portfolio turnover rate but anticipates that its annual portfolio turnover rate will not exceed 100%.A Fund generally will not trade securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities.

The investment objective and, unless otherwise specified, the investment policies and limitations of a Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of a Fund without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding common stock and, if issued, preferred stock, voting together as a single class, as well as by the vote of a majority of the outstanding preferred stock tabulated separately. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the 1940 Act.

If you are, or as a result of an investment in a Fund would become, subject to the AMT, a Fund may not be a suitable investment for you. Special AMT rules apply to corporate holders. In addition, distributions of any taxable net investment income and any net short-term capital gain (i.e., dividends) will be taxable to stockholders as ordinary income, and distributions of any net capital gain will be subject to tax as long-term capital gain. See “Additional Information About the Acquiring Fund–Federal Income Tax Matters Associated with Investment in Acquiring Fund.”

The following provides additional information regarding the types of securities and other instruments in which the Funds ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Funds is provided under “Investment Strategies, Techniques and Risks” in the Reorganization SAI.

Municipal Bonds

Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion

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of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” or “special obligation” bonds, which include “private activity bonds.” General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. They are not supported by the general taxing authority of any governmental agency. Although the ratings of NRSROs of the municipal bonds in the Funds’ portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the NRSROs of the issuer’s ability, or the economic viability of the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation. See Appendix A to the Reorganization SAI for a summary of ratings.

Municipal bonds may have fixed or variable interest rates. Funds may purchase floating and variable rate demand notes, which are municipal bonds normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank’s prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals based on a specified benchmark. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. See “Investment Strategies, Techniques and Risks” in the Reorganization SAI. Each such note purchased by a Fund will meet the criteria established for the purchase of municipal bonds.

The Funds may invest in unrated “non-appropriation” lease obligations or installment purchase contract obligations of municipal authorities or entities believed by NBIA to be of comparable quality to securities that are rated investment grade. There is no limitation on the percentage of a Fund’s assets that may be invested in these lease obligations. A lease obligation is backed by the municipality’s promise to make the payments due under the lease obligation. Lease obligations containing “non-appropriation” clauses provide that the municipality has no obligation to make lease installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

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The Fund’s may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price at which it was issued, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The Fund’s may also engage in interest rate and other hedging and risk management transactions; purchase and sell options (including swaps, caps, floors and collars) on municipal bonds and on indices based on municipal bonds; and purchase and sell municipal bonds on a “when-issued” or “delayed delivery” basis. In general, the Fund’s may purchase and sell (or write) options on up to 20% of its total assets. These transactions may meet the definition of a derivatives transaction under Rule 18f-4 under the 1940 Act and, if they do, they will be subject to the requirements of that rule. The Funds may engage in these transactions both for speculative purposes and as a means to hedge risk. The Funds may also engage, to a limited extent, in financial futures contracts and related options contracts for hedging purposes. The Fund may also hold securities or use investment techniques that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Although NBIA believes that these investment practices may further each Fund’s investment objective, no assurance can be given that these investment practices will achieve this result. See the Reorganization SAI for a further description of these investment practices.

Selection of Investments

NBIA selects securities for each Fund’s portfolio which it believes entail reasonable credit risk considered in relation to the particular investment policies of the Fund. As a result, a Fund does not necessarily invest in the highest yielding municipal bonds permitted by its investment policies if NBIA determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates is not a major consideration.

From time to time, a Fund may invest in securities of a municipal issuer, most or all of which is held by the Fund, by itself or together with other funds or accounts managed by NBIA. If the other funds holding the securities are open-end investment companies, they may need to liquidate their assets to meet shareholder redemptions, which could adversely affect the value of the same securities held by the Fund. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, a Fund may find it more difficult to sell such securities at a time when NBIA believes it is advisable to do so.

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When Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase municipal bonds on a “when-issued” and “delayed delivery” basis. No income accrues to a Fund on municipal bonds in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations; the value of the municipal bonds at delivery may be more or less than their purchase price, and yields generally available on municipal bonds when delivery occurs may be higher than yields on the municipal bonds obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. A Fund will make commitments to purchase municipal bonds on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable.

To the extent that a Fund engages in “when-issued” and “delayed delivery” transactions, it will do so for the purpose of acquiring securities for a Fund’s portfolio consistent with the Fund’s investment objective and policies. However, purchases of securities on such basis may involve more risk than other types of purchases. For example, if a Fund determines it is necessary to sell the “when-issued” or “delayed delivery” securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. No specified limitation exists as to the percentage of a Fund’s assets which may be used to acquire securities on a “when-issued” or “delayed delivery” basis. Use of these techniques has a leverage-like effect on the Fund. Depending on the terms of the when-issued, delayed-delivery and forward commitment transactions, these transactions may meet the definition of a derivatives transaction under Rule 18f-4 under the 1940 Act and, if they do, they will be subject to the requirements of that rule.

E.	ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Articles of Incorporation

The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Articles require a vote or consent by either (1) both of (a) at least 75% of the Fund’s Directors and (b) the holders of at least 75% of the Fund’s capital stock outstanding and entitled to vote or (2) the affirmative vote of 75% of the directors, including a majority of the Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, in addition to any requirements under federal or Maryland law, except as described below, to authorize the following types of actions:

1.	Merger, consolidation or statutory share exchange of the Fund with or into any other corporation or entity, including a trust;

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2.	Issuance of any securities of the Fund to any Principal Stockholder for cash, except as part of an offering in which the Principal Stockholder has no special right to participate as compared to (1) other holders of the same class of stock, or (2) investors at large;
3.	Sale, lease, or exchange of all or any substantial part of the assets of the Fund to any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased, or exchanged in any series of similar transactions within a twelve-month period);
4.	Sale, lease, or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased, or exchanged in any series of similar transactions within a twelve-month period);
5.	The conversion of the Fund from a closed-end investment company to an open-end investment company;
6.	A change in the nature of the business of the Fund so that it would no longer be an investment company registered under the 1940 Act; or
7.	The dissolution or liquidation of the Fund.

The term “Principal Stockholder” shall mean any corporation, person, entity, or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934), which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of the capital stock of the Fund and shall include any affiliate or associate, as such terms are defined in clause (2) below, of a Principal Stockholder. For the purposes of this section of the Articles described above, in addition to the shares of capital stock which a corporation, person, entity, or group beneficially owns directly, any corporation, person, entity, or group shall be deemed to be the beneficial owner of any shares of capital stock of the Fund (1) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise or (2) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (1) above), by any other corporation, person, entity, or group with which it or its “affiliate” or “associate,” as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of capital stock of the Fund, or which is its “affiliate” or “associate” as so defined. For purposes of determining a Principal Stockholder, calculation of the outstanding shares of capital stock of the Fund shall not include shares deemed owned through application of clause (1) above.

The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote threshold are in the best

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interest of the Fund and its common stockholders. Even if agreed to by the Fund, however, certain of the transactions described above may be prohibited by the 1940 Act unless exemptive or other relief is sought from the SEC. In addition, preferred stockholders vote together with common stockholders on all matters on which common stockholders vote. The 1940 Act requires approval of the holders of a majority of the outstanding preferred stock, tallied separately, for any conversion from a closed-end to an open-end management investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the preferred stockholders may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.

The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year provided, however, that holders of preferred stock are entitled as a class to elect two Directors at all times. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the stock entitled to be voted for such Director in an election of directors.

The Fund has opted in to the Maryland Business Combination Act. In general, the Maryland Business Combination Act prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation, or affiliates of such interested stockholder, from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested stockholder or an entity affiliated with the interested stockholder) with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder.

While some of the provisions described above are permitted by Maryland law, certain of the provisions described above are neither permitted nor prohibited by Maryland law. A final judgment by a court about these provisions has not been made as of the date of this Prospectus and it is not clear what judgment a court would reach regarding these provisions.

The Fund has opted in to the Maryland Control Share Acquisition Act (the “MCSAA”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Stock owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from stock entitled to vote on the matter. Control shares are voting stock of stock which, if aggregated with all other stock of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy),

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would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority, or (iii) a majority or more of all voting power. Control shares do not include stock the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the stock. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the stock are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the stock entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the stock as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

There is currently litigation challenging these types of provisions in other fund’s bylaws. If ultimately determined that these types of provisions are inconsistent with the 1940 Act, it is possible that a court could ultimately determine that such a ruling applies to the Fund’s decision to opt in to the MCSAA.

Reference should be made to the Articles on file with the SEC for the full text of these provisions. See the SAI under “Certain Provisions in the Articles of Incorporation” for a discussion of the voting requirements applicable to certain other transactions.

Repurchase of Common Stock; Tender Offers; Conversion to Open-End Fund

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Directors has determined that from time to time it may be in the interest of Common Stockholders for the Fund to take action. The Board, in consultation with NBIA, periodically reviews the

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possibility of various actions, which may include tender offers for Common Stock and/or open market repurchases and considers in connection with such review such factors as the market price of the Common Stock, the net asset value of Common Stock, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will decide to undertake any actions or, if undertaken, that such actions will result in the Fund’s shares of Common Stock trading at a price which is equal to or approximates their net asset value.

The Fund may be converted to an open-end management investment company at any time if approved by (i) both (a) a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, and (b) the holders of seventy-five percent (75%) of the outstanding shares of the Fund’s capital stock or (ii) if approved by the affirmative vote of 75% of the directors, including a majority of the directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, in addition to any requirements under federal or Maryland law. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings, which might be difficult and could involve losses, and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred stock and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Stock. In the event of conversion, the Common Stock may cease to be listed on the NYSE American or other national securities exchange or market system. The Board believes the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Stockholders of an unlisted open-end management investment company can require the company to redeem their stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is possible that new Common Stock would be sold at NAV plus a sales load.

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Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company serves as Custodian for the Funds. The Custodian holds cash, securities, and other assets of the Funds as required by the 1940 Act and also provides certain fund accounting services. The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111. American Stock Transfer & Trust Company, LLC serves as Transfer Agent, Dividend Paying Agent and Registrar. The principal business address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, NY 11219.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following federal income tax discussion reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the Internal Revenue Service (the “Service”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code (a “RIC”), which involves satisfying certain distribution and other requirements. If the Fund so qualifies, it will not be subject to federal income tax on taxable income it distributes in a timely manner to its stockholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to RICs, the Fund must generally distribute as dividends to its stockholders, including holders of its Preferred Shares, at least 90% of its taxable net investment income, net tax-exempt income and net short-term capital gain. These distributed amounts must qualify for the dividends-paid deduction.

If at any time when preferred stock is outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to common stockholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on RICs that fail to distribute for a given calendar year, generally, at least 98% of their taxable net investment income and capital gain net income) and income tax on any undistributed income or gains and may, in certain circumstances, prevent the Fund from continuing to qualify for treatment as a RIC. Pursuant to any such suspension, the Fund may redeem shares of preferred stock in an effort to comply with the distribution requirement applicable to RICs and to avoid income and excise taxes.

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Taxation of the Acquiring Fund’s Stockholders

The Fund primarily invests in municipal bonds issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) the income on which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NBIA to be reliable), exempt from federal income tax. Thus, substantially all of the Fund’s distributions to you will qualify as “exempt-interest dividends,” which are not subject to federal income tax.

All or a portion of the interest paid on the municipal bonds the Fund holds may be a “Tax Preference Item” for purposes of the alternate minimum tax (“AMT”), with the result that all or a portion of the distributions paid on common stock also would be such an item. Accordingly, if you are, or as a result of an investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you.

The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund’s taxable income and generally will be taxable to its stockholders when it distributes that income to them.

The Fund’s investments in certain debt obligations, such as zero coupon municipal instruments, may cause it to recognize taxable income in excess of the cash generated by those obligations. Thus, the Fund could be required at times to liquidate those or other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income other than exempt-interest dividends are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Generally, a distribution of gains the Fund realizes on the sale or exchange of investments will be taxable to its stockholders, even though the interest income from those investments generally will be tax-exempt. Whether distributions of net capital gains are taxed as ordinary income or long-term capital gains is determined by how long the Fund owned the investments that generated those capital gains, rather than how long a stockholder has owned his or her common stock. Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as long-term capital gains (provided the Fund designates those distributions as capital gain dividends), whereas distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder’s investment (and thus were included in the price the stockholder paid for the common stock), whether the stockholder receives them in cash or reinvests them in additional common stock through the Distribution Reinvestment Plan.

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Any gain resulting from a stockholder’s sale or exchange of Fund stock will also be subject to tax. In addition, the exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for those dividends under the income or other tax laws of any state or local taxing authority.

The Fund will apply backup withholding at the rate of 24% where it is required to apply that withholding. Please see “Tax Matters” in the Statement of Additional Information for additional information about the backup withholding tax rates for subsequent years.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax adviser as to the possible application of state and local income tax laws to Fund dividends and capital gain distributions. Please see “Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Net Asset Value of Common Stock

The Common Stock is listed on the NYSE American. The NAV of the Common Stock of the Fund is computed based upon the value of the Fund’s total assets. NAV is generally determined daily by the Custodian as of the close of the regular trading session on each day that the NYSE American is open for business. The NAV of the Common Stock is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or distributions), and dividing the result by the number of shares of Common Stock outstanding of the Fund. The Fund reserves the right to calculate the NAV more frequently if deemed desirable.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.

The Fund uses one or more independent pricing services approved by NBIA to value its equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs). An independent pricing service values equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs) listed on the NYSE Exchange, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts);

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in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security or other instrument on a particular day, the independent pricing services may value the security or other instrument based on market quotations.

The Fund uses one or more independent pricing services approved by NBIA to value its debt portfolio securities and other instruments, including certain derivative instruments that do not trade on an exchange. Valuations of debt securities and other instruments provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Valuations of derivatives that do not trade on an exchange provided by an independent pricing service are based on market data about the underlying investments. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value, unless other factors indicate that this method does not provide an accurate estimate of the short-term security’s value.

NBIA has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if NBIA believes in good faith that the valuation received does not reflect the amount the Fund might reasonably expect to receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods NBIA has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated NBIA as the Fund’s valuation designee. As the Fund’s valuation designee, NBIA is responsible for determining fair value in good faith for any and all Fund investments. The Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money, or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security

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or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time the Fund’s securities are priced that day, an event occurs that NBIA deems likely to cause a material change in the value of that security, NBIA may ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.

Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed.

Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

NBIA has approved the use of ICE Data Service (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. NBIA has also approved the use of ICE to evaluate the prices of foreign income securities as of the time as of which the Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, NBIA has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

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When a Common Stockholder sells Common Stock, he or she will typically receive the market price for such Common Stock, which may be less than the NAV of such Common Stock. See “Closed-End Fund Structure.”

Legal Opinions

Certain legal matters in connection with the issuance of common stock pursuant to the Agreements will be passed upon for the Fund by K&L Gates LLP.

Independent Registered Public Accounting Firm

The financial statements as of and for the fiscal year ended October 31, 2022 are incorporated by reference in the SAI have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal place of business of Ernst & Young LLP is located at 200 Clarendon Street, Boston, Massachusetts, 02116. Ernst & Young LLP provides audit services, tax return preparation, and consultation with respect to the preparation of filings with the SEC.

F.	GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding capital stock and certain other share information as of April 30, 2023.

Title of Class	Shares Authorized	Shares Held by Fund for Its Own Account	Shares Outstanding Exclusive of Shares Held by the Fund for Its Own Account
California Municipal
Common Stock	999,996,410	—	5,551,044
Series A Variable Rate Municipal Term Preferred Shares	590	—	457
New York Municipal
Common Stock	999,996,517	—	5,077,417
Series A Variable Rate Municipal Term Preferred Shares	483	—	365
Acquiring Fund
Common Stock	999,990,206	—	18,843,164
Series A Variable Rate Municipal Term Preferred Shares	1,794	—	1,457

The common shares of California Municipal, New York Municipal and the Acquiring Fund are listed and trade on the NYSE American under the ticker symbols NBW, NBO and NBH, respectively. Upon the closing of the Reorganizations, it is

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expected that the common stock of the Acquiring Fund will continue to be listed on the NYSE American. None of the preferred shares of the Acquiring Fund and the Target Funds are currently listed on any exchange.

Stockholders of the Acquiring Fund and the Target Funds

As of May 25, 2023, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding shares of common stock and less than 1% of the total outstanding preferred stock of each Fund.

As of May 25, 2023, based on a review of Schedule 13D and 13G filings and amendments, no Fund knows of any person who owns beneficially more than 5% of its outstanding shares of common or preferred stock other than those listed below. The estimated pro forma information presented is calculated assuming that the stockholders listed below own no shares in the Funds other than those identified in the filings referenced below, that both Reorganizations are approved and consummated, and that the Acquired Fund issues shares of common stock at ratios based on the unaudited capitalization table above.

Fund	Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class	Pro Forma Corresponding Percent of Class of Combined Fund
California Municipal Fund	Common	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	417,140	7.51%(1)	8.19%(2)
California Municipal Fund	Common	Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor, New York, New York 10174	322,359	5.8%(3)	2.07%(4)
California Municipal Fund	Preferred	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255 Banc of America Preferred Funding Corporation 214 North Tryon Street Charlotte, NC 28255	457	100.00%(5)	100%
Municipal Fund	Common	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,972,596	10.48%(6)	8.19%(2)

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Fund	Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class	Pro Forma Corresponding Percent of Class of Combined Fund
Municipal Fund	Preferred	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255 Banc of America Preferred Funding Corporation 214 North Tryon Street Charlotte, NC 28255	1,457	100%(7)	100%
New York Municipal Fund	Common	Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor, New York, New York 10174	285,421	5.6%(8)	2.07%(4)
New York Municipal Fund	Common	Morgan Stanley Smith Barney, LLC 1585 Broadway, New York, New York 10036	331,237	6.5%(9)	1.05%
New York Municipal Fund	Preferred	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255 Banc of America Preferred Funding Corporation 214 North Tryon Street Charlotte, NC 28255	365	100%(5)	100%

(1)	Based on an amended Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on January 20, 2023.

(2)	Represents shares owned in California Municipal and the Acquiring Fund

(3)	Based on a Schedule 13G filed by Saba Capital Management GP, LLC on March 27, 2023.

(4)	Represents shares owned in California Municipal and New York Municipal

(5)	Based on an amended Schedule 13D filed by Bank of America Corporation and Banc of America Preferred Funding Corporation on November 14, 2022.

(6)	Based on an amended Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on April 10, 2023.

(7)	Based on an amended Schedule 13D filed by Bank of America Corporation and Banc of America Preferred Funding Corporation on November 15, 2022.

(8)	Based on a Schedule 13G filed by Saba Capital Management GP, LLC on March 3, 2023.

(9)	Based on a Schedule 13G filed by Morgan Stanley Smith Barney, LLC on February 10, 2023.

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As of May 25, 2023, no Fund is aware of any person who “controls” (within the meaning of the 1940 Act) a Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Other Information

The Funds do not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement/Prospectus. If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Funds may be voted on only by written proxy.

IF YOU CANNOT BE PRESENT AT THE MEETINGS, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of each Board,

Claudia A. Brandon
Secretary of the Funds

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APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [   ], 2023, between NEUBERGER BERMAN [NEW YORK/CALIFORNIA] MUNICIPAL FUND INC., a Maryland corporation (“Acquired Fund”), and NEUBERGER BERMAN MUNICIPAL FUND INC., also a Maryland corporation (“Acquiring Fund”) (each, a “Fund”).

The Funds wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the transfer of Acquired Fund’s assets to Acquiring Fund in exchange solely for the issuance to Acquired Fund of shares of Acquiring Fund’s common and preferred stock (and, under certain circumstances, Acquiring Fund’s delivery to Acquired Fund of cash in lieu of fractional shares of common stock) and Acquiring Fund’s assumption of Acquired Fund’s liabilities, (2) the distribution of such shares (and cash, if applicable) to Acquired Fund’s stockholders in liquidation thereof, and (3) Acquired Fund’s dissolution, all on the terms and conditions set forth herein (collectively, the “Reorganization”).

The Acquiring Fund may also entering into an Agreement and Plan of Reorganization with Neuberger Berman [California/New York] Municipal Fund Inc., a Maryland corporation (“Other Acquired Fund”), containing substantially the same terms as herein, regarding the reorganization of that entity with and into the Acquiring Fund (“Other Reorganization”). The consummation of the Reorganization is not contingent on the consummation of the Other Reorganization.

Each Fund’s Board of Directors (each, a “Board”), including all the members thereof who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing stockholders thereof will not be diluted as a result of the Reorganization.

Acquired Fund’s capital stock is divided into one class of common stock (“Acquired Fund Common Stock”) and one series of variable rate municipal term preferred shares, designated Series A (“Acquired Fund Preferred Stock,”) (collectively, “Acquired Fund Stock”). Acquiring Fund’s capital stock is divided into one class of common stock (“Acquiring Fund Common Stock”) and one series of variable rate municipal term preferred shares (“VMTPS”), also designated Series A. If the Reorganization is approved by the Funds’ stockholders, Acquiring Fund shall, effective no later than the Effective Time (as defined in paragraph 3.1), issue additional Series A VMTPS or an additional class of VMTPS, designated Series B (together, the “Acquiring Fund Preferred Stock”) (collectively, “Acquiring Fund Stock”).

In consideration of the mutual promises contained herein, the parties agree as follows:

1.	PLAN OF REORGANIZATION

1.1.	Subject to the requisite approval of the Funds’ stockholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall—
(a)	issue and deliver to Acquired Fund the number of full and, except as otherwise provided in paragraph 1.7, fractional shares of Acquiring Fund Common Stock, rounded to the third decimal place (or cash in lieu thereof), determined by dividing Acquired Fund’s net value (computed as set forth in paragraph 2.1) attributable to the Acquired Fund Common Stock by the net asset value (“NAV”) (computed as set forth in paragraph 2.2) of a share of Acquiring Fund Common Stock,
(b)	issue and deliver to Acquired Fund the number of full shares of (1) Acquiring Fund Preferred Stock equal to the number of full shares of Acquired Fund Preferred Stock then outstanding, and
(c)	assume all of Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.	The Assets shall consist of all assets and property—including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register stock under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Acquired Fund’s books—Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1).
1.3.	The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement, excluding Reorganization Expenses (as defined in paragraph 4.3.9) borne by Acquiring Fund and/or the Other Acquired Fund pursuant to paragraph 7.2. Notwithstanding the foregoing, Acquired Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.
1.4.

If the dividends and/or other distributions Acquired Fund previously paid through the Effective Time for its current taxable year do not equal or exceed the sum of (a) its “investment company taxable income” (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, plus (b) its “net capital gain” (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, plus (c) the excess of (1) its interest income excludable from gross income under section 103(a) over (2) its deductions disallowed under sections 171(a)(2) and 265, for that year through that time, then at or as soon as practicable before that time, then at or immediately before the Valuation Time the Fund shall declare and pay (i) to the holders of its common stock one or more dividends and/or other distributions in an amount large enough so that, together with such previous distributions and the dividends described in (ii) below, it will have distributed substantially all (and in any event not less than 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively) of such sum and (ii) to the holders of its preferred stock all accumulated due and unpaid dividends for all federal income tax periods ending at or before Effective Time, and treating its current taxable year as ending at that time, such that the Fund will have no tax liability under sections 852 or 4982 for the current or any prior tax periods.

1.5.	At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Stock (and, to the extent provided in paragraph 1.7, cash) it receives pursuant to paragraph 1.1(a) to its stockholders of record, determined at the Effective Time (each a “Stockholder”), in proportion to their Acquired Fund Stock then so held and in constructive exchange therefor, and shall completely liquidate. Such distribution shall be accomplished by Acquiring Fund’s transfer agent (“Transfer Agent”) opening accounts on Acquiring Fund’s stockholder records in the names of the Stockholders (except Stockholders in whose names accounts thereon already exist) and crediting each Stockholder’s newly opened or pre-existing account with the respective pro rata number of shares of Acquiring Fund Stock due such Stockholder. All outstanding Acquired Fund Stock, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s stockholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Stock issued in connection with the Reorganization.
1.6.	Promptly after the Funds’ stockholders approve this Agreement, (1) the Funds shall jointly file articles of merger complying with section 3-109 of the Maryland General Corporation Law (Titles 1-3 of the Corporations and Associations Article of the Maryland Code) (“Articles of Merger”) with the Department of Assessments and Taxation of the State of Maryland (“Department”) and (2) Acquiring Fund shall file with the Department articles supplementary complying with section 2-208 of such law regarding the issuance of the Acquiring Fund Stock (“Articles Supplementary”).

1.7.	If, but for this paragraph, fractional shares of Acquiring Fund Common Stock would be delivered to Acquired Fund pursuant to paragraph 1.1(a) and thus distributed to the Stockholders pursuant to paragraph 1.5, such fractional shares (except the fractional share the agent for Acquired Fund’s distribution reinvestment plan (“Plan Agent”) is entitled to receive) (“Non-deliverable Fractional Shares”) shall not be delivered to Acquired Fund and instead either (a) the Transfer Agent shall aggregate all the Non-deliverable Fractional Shares, sell them on the NYSE American, deliver the cash proceeds thereof (net of transaction costs) to Acquired Fund pursuant to paragraph 1.1(a), and distribute such net proceeds to the Stockholders other than the Plan Agent, on Acquired Fund’s behalf, in proportion to the fractional shares they otherwise would have been entitled to receive pursuant to paragraph 1.5, or (b) Acquiring Fund shall purchase the Non-deliverable Fractional Shares at the NAV per full share of Acquiring Fund Common Stock at the Valuation Time, and the Transfer Agent shall distribute the proceeds thereof to such Stockholders, on Acquiring Fund’s behalf, in such proportion.
1.8.	As soon as reasonably practicable after distribution of the Acquiring Fund Stock pursuant to paragraph 1.5 and cash in lieu of Non-deliverable Fractional Shares pursuant to paragraph 1.7, but in all events within six months after the Effective Time, Acquired Fund shall be dissolved and any further actions shall be taken in connection therewith as required by applicable law.
1.9.	Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.
1.10.	Any transfer taxes payable on issuance of Acquiring Fund Stock in a name other than that of the registered holder on Acquired Fund’s stockholder records of the Acquired Fund Stock actually or constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Stock is to be issued, as a condition of such transfer.
2.	VALUATION

2.1.	For purposes of paragraph 1.1(a), Acquired Fund’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the day of the Closing (“Valuation Time”), using the valuation procedures adopted by its Board, less (b) the amount of the Liabilities at the Valuation Time.

2.2.	For purposes of paragraph 1.1(a), the NAV of a share of Acquiring Fund Common Stock shall be computed at the Valuation Time, using the valuation procedures adopted by Acquiring Fund’s Board.
2.3.	All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Neuberger Berman Investment Advisers LLC (“Adviser”), in its capacity as each Fund’s administrator.
3.	CLOSING AND EFFECTIVE TIME

3.1.	Unless the Funds agree otherwise, (a) the Reorganization, together with related acts necessary to consummate it (“Closing”), shall occur at the offices of Adviser, on the later of (i) the date the Articles of Merger and Articles Supplementary are accepted for record by the Department or (ii) a later date specified in both the Articles of Merger and Articles Supplementary not more than 30 days after they are so accepted (which later date must be a day on which the NYSE is open for regular trading (“Business Day”)), and (b) all acts taking place at the Closing shall be deemed to take place simultaneously at 5:00 p.m., Eastern Time, on that date (“Effective Time”). If, immediately before the Valuation Time, (i) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that accurate appraisal of Acquired Fund’s net value and/or the NAV of a share of Acquiring Fund Common Stock is impracticable, the Valuation Time shall be postponed until the first Business Day after the day when such trading has been fully resumed and such reporting has been restored and the Effective Time shall be postponed until the following Business Day.
3.2.	Acquired Fund shall direct its custodian to deliver at the Closing a certificate (a) verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to such information on Acquired Fund’s books immediately before the Closing and (b) stating that (i) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (ii) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
3.3.

Acquired Fund shall deliver, or shall have its transfer agent deliver, to Acquiring Fund at the Closing a list of the Stockholders’ names and addresses, and the number of full and, in the case of the Plan Agent, fractional outstanding shares of Acquired Fund Stock each Stockholder owns, at the Effective Time, certified by Acquired Fund’s Secretary or

Assistant Secretary or by its transfer agent, as applicable. Acquiring Fund shall direct its transfer agent to deliver at the Closing a certificate as to the opening of accounts in the Stockholders’ names on Acquiring Fund’s stockholder records. Acquiring Fund shall issue and deliver to Acquired Fund a confirmation, or other evidence satisfactory to Acquired Fund, that the Acquiring Fund Stock to be credited to Acquired Fund at the Effective Time has been credited to Acquired Fund’s account on such records. At the Closing, each Fund shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Fund or its counsel reasonably requests.

3.4.	Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
4.	REPRESENTATIONS AND WARRANTIES
4.1.	Acquired Fund represents and warrants to Acquiring Fund as follows:
4.1.1.	Acquired Fund (a) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland and (b) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission; and its Articles of Incorporation, as amended (“Charter”), are on file with the Department;
4.1.2.	Acquired Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;
4.1.3.	At the Effective Time, Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”), except as previously disclosed in writing to and accepted by Acquiring Fund;

4.1.4.	Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and restrictions set forth in documents filed with the Commission, except as previously disclosed in writing to and accepted by Acquiring Fund;
4.1.5.	Acquired Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of Maryland law, its Charter or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which it is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which it is a party or by which it is bound;
4.1.6.	All material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Acquired Fund thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
4.1.7.	Except as previously disclosed in writing to and accepted by Acquiring Fund, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquired Fund’s knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business, and (b) Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;
4.1.8.

The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquired Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

4.1.9.	No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, “Federal Securities Laws”) or state securities laws, and no authorizations, consents, or orders of any court are required, for Acquired Fund’s execution or performance of this Agreement, except for (a) Acquiring Fund’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Stock issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), including therein a prospectus and proxy statement (“Prospectus/Proxy Statement”), and (b) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
4.1.10.	On the effective date of the Registration Statement, at the time of the Stockholders Meeting (as defined in paragraph 6.1), and at the Effective Time, the Prospectus/Proxy Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;
4.1.11.	Acquired Fund incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than those disclosed or provided for in Acquired Fund’s financial statements referred to in paragraph 4.1.19 and Liabilities incurred by Acquired Fund in the ordinary course of its business subsequent to October 31, 2022, none of which has been materially adverse to the business, assets, or results of its operations;
4.1.12.

For each taxable year of its operation (including the taxable year ending at the Effective Time), Acquired Fund has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; from the time Acquired Fund’s Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.13; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objectives or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquiring Fund;

4.1.13.	Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization;
4.1.14.	At the Effective Time, at least 33⅓% of Acquired Fund’s portfolio assets will meet Acquiring Fund’s investment objectives, strategies, policies, risks, and restrictions, and Acquired Fund did not alter and will not alter its portfolio in connection with the Reorganization to meet such 33⅓% threshold;
4.1.15.	To the best of Acquired Fund’s management’s knowledge, at the record date for Acquired Fund’s stockholders entitled to vote on approval of this Agreement, there was no plan or intention by its stockholders to sell, exchange, or otherwise dispose of a number of shares of Acquired Fund Stock (or Acquiring Fund Stock to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Stock (or the equivalent Acquiring Fund Stock) to a number of shares that was less than 50% of the number of shares of Acquired Fund Stock at such date;

4.1.16.	Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);
4.1.17.	During the five-year period ending at the Effective Time, (a) neither Acquired Fund nor any person “related” (as defined in section 1.368-1(e)(3) of the Regulations) (“Related”) to it will have acquired Acquired Fund Stock, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Stock or Acquired Fund Stock, and (b) no distributions will have been made with respect to Acquired Fund Stock, other than normal, regular dividend distributions made pursuant to Acquired Fund’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;
4.1.18.	By the Effective Time, Acquired Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquired Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquired Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on its stock and is not liable for any material penalties that could be imposed thereunder;
4.1.19.	The financial statements (collectively, “Statements”) of Acquired Fund at and for the fiscal year (in the case of the last Statement of Changes in Net Assets, for the two fiscal years) ended October 31, 2022, have been audited by Ernst & Young LLP, an independent registered public accounting firm (“E&Y”), and are in accordance with generally accepted accounting principles (“GAAP”), and copies thereof have been delivered to Acquiring Fund; to Acquired Fund’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Acquired Fund’s financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

4.1.20.	Since October 31, 2022, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquiring Fund; for purposes of this representation, a decline in NAV per share of Acquired Fund Stock due to declines in market values of securities Acquired Fund holds or the discharge of its liabilities shall not constitute a material adverse change;
4.1.21.	All issued and outstanding Acquired Fund Stock is, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund and has been offered and sold in every state and the District of Columbia, as applicable, in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Stock will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s stockholder records, as provided in paragraph 3.3; and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Stock, nor are there outstanding any securities convertible into any Acquired Fund Stock;
4.1.22.	Not more than 25% of the value of Acquired Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and
4.1.23.	No registration of any Asset under the 1933 Act or any state securities or blue sky laws would be required if it was, at the Effective Time, the subject of a public distribution by either Fund, except as previously disclosed in writing to and accepted by Acquiring Fund.
4.2.	Acquiring Fund represents and warrants to Acquired Fund as follows:
4.2.1.	Acquiring Fund (a) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland and (b) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission; and its Charter is on file with the Department;

4.2.2.	Acquiring Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;
4.2.3.	No consideration other than Acquiring Fund Stock (and cash in lieu of fractional shares and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
4.2.4.	The Acquiring Fund Stock to be issued and delivered to Acquired Fund hereunder will, at the Effective Time, have been duly authorized by Acquiring Fund and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor not less than its par value), will be duly and validly issued and outstanding stock of Acquiring Fund, fully paid and non-assessable by Acquiring Fund;
4.2.5.	Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and restrictions set forth in documents filed with the Commission, except as previously disclosed in writing to and accepted by Acquired Fund;
4.2.6.	Acquiring Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement will not result in, (1) a material violation of any provision of Maryland law, its Charter or By-Laws, or any Undertaking to which it is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which it is a party or by which it is bound;
4.2.7.	Except as previously disclosed in writing to and accepted by Acquired Fund, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Fund’s knowledge, threatened against it or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business, and (b) Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

4.2.8.	The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquiring Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
4.2.9.	No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no authorizations, consents, or orders of any court are required, for Acquiring Fund’s execution or performance of this Agreement, except for (a) the filing of the Registration Statement with the Commission and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;
4.2.10.	On the effective date of the Registration Statement, at the time of the Stockholders Meeting, and at the Effective Time, the Prospectus/Proxy Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance on and in conformity with information furnished by Acquired Fund for use therein;
4.2.11.

For each taxable year of its operation (including the taxable year in which the Effective Time occurs), Acquiring Fund has met (or for its current taxable year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquired Fund;

4.2.12.	Following the Reorganization, Acquiring Fund (a) will continue Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of such business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;
4.2.13.	Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33⅓% of Acquired Fund’s portfolio assets will meet Acquiring Fund’s investment objectives, strategies, policies, risks, and restrictions and (2) Acquiring Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks, or restrictions after the Reorganization;
4.2.14.	There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business or statutory trust or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;
4.2.15.	During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person Related to it will have acquired Acquired Fund Stock with consideration other than Acquiring Fund Stock;
4.2.16.

By the Effective Time, Acquiring Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquiring Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquiring Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on its stock and is not liable for any material penalties that could be imposed thereunder;

4.2.17.	Acquiring Fund’s Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended October 31, 2022, have been audited by E&Y, and copies thereof have been delivered to Acquired Fund; to Acquiring Fund’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Acquiring Fund’s financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;
4.2.18.	Since October 31, 2022, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquired Fund; for purposes of this representation, a decline in NAV per share of Acquiring Fund Stock due to declines in market values of securities Acquiring Fund holds or the discharge of its liabilities shall not constitute a material adverse change;
4.2.19.	Assuming the truthfulness and correctness of Acquired Fund’s representation and warranty in paragraph 4.1.22, immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;
4.2.20.	Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Stock;

4.2.21.	Acquiring Fund has no plan or intention to issue additional Acquiring Fund Stock following the Reorganization except to the agent for its distribution reinvestment plan and in connection with the Other Reorganization; nor does Acquiring Fund, or any person Related to it, have any plan or intention to acquire—during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person—with consideration other than Acquiring Fund Stock, any Acquiring Fund Stock issued to the Stockholders pursuant to the Reorganization; and
4.2.22.	All issued and outstanding Acquiring Fund Stock is, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquiring Fund and has been offered and sold in every state and the District of Columbia, as applicable, in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Stock, nor are there outstanding any securities convertible into any Acquiring Fund Stock.
4.3.	Each Fund represents and warrants to the other Fund as follows:
4.3.1.	The fair market value of the Acquiring Fund Stock each Stockholder receives (together with cash in lieu of Non-deliverable Fractional Shares, if any) will be approximately equal to the fair market value of its Acquired Fund Stock it actually or constructively surrenders in exchange therefor;
4.3.2.	Its management (a) is unaware of any plan or intention of Stockholders to sell or otherwise dispose of (1) any portion of their Acquired Fund Stock before the Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Stock they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of such Acquiring Fund Stock at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Acquired Fund Stock, and (c) expects that the percentage of stockholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis;
4.3.3.	The Stockholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.4.	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
4.3.5.	There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;
4.3.6.	Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of this representation, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except regular, normal dividend distributions (a) made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (b) on its preferred stock) will be included as assets it held immediately before the Reorganization;
4.3.7.	None of the compensation received by any Stockholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Stock such Stockholder held; none of the Acquiring Fund Stock any such Stockholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
4.3.8.	Immediately after the Reorganization, the Stockholders will own stock constituting “control” (as defined in section 304(c) of the Code) of Acquiring Fund;
4.3.9.	The Acquired Fund will not be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization, and no expenses will be paid or assumed by Acquiring Fund, Adviser, or any third party, unless such expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Stock will be transferred to Acquired Fund or any of its stockholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof; and

4.3.10.	The aggregate value of the acquisitions and distributions limited by paragraphs 4.1.17, 4.2.15, and 4.2.21 will not exceed 50% of the value (without giving effect to such acquisitions and distributions) of the proprietary interest in Acquired Fund at the Effective Time.
5.	COVENANTS

5.1.	Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing, it being understood that:
(a)	such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and
(b)	each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Acquired Fund shall not dispose of more than an insignificant portion of its historic business assets (as defined in paragraph 4.2.12) during such period without Acquiring Fund’s prior consent, and the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.
5.2.	Acquired Fund covenants that the Acquiring Fund Stock to be delivered hereunder is not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
5.3.	Acquired Fund covenants that it will assist Acquiring Fund in obtaining information Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Stock.
5.4.	Acquired Fund covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.
5.5.	Each Fund covenants to cooperate in preparing the Prospectus/Proxy Statement in compliance with applicable federal securities laws.
5.6.	Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Acquired Fund, title to and possession of the Acquiring Fund Stock to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7.	Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.
5.8.	Acquiring Fund covenants to cause the Acquiring Fund Common Stock that will be issued hereunder to be listed on the NYSE American at the Effective Time.
5.9.	Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
6.	CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

6.1.	This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards, and the Funds shall have called a joint special meeting of their stockholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Stockholders Meeting”).
6.2.

All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Fund’s best knowledge, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties, provided that either Fund may for itself waive any of such conditions.

6.3.	At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Fund’s knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.
6.4.	The Funds shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on (a) the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and, if Counsel requests, in separate letters addressed to Counsel and (b) the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
6.4.1.	Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Stock (and cash in lieu of Non-deliverable Fractional Shares) and its assumption of the Liabilities, followed by Acquired Fund’s distribution of such stock pro rata to the Stockholders (and the distribution of any such cash to the Stockholders entitled thereto) actually or constructively in exchange for their Acquired Fund Stock, in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);
6.4.2.	Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Stock (and cash in lieu of Non-deliverable Fractional Shares) and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of such stock (and cash) to the Stockholders in exchange for their Acquired Fund Stock;
6.4.3.	Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Stock (and cash in lieu of Non-deliverable Fractional Shares) and its assumption of the Liabilities;

6.4.4.	Acquiring Fund’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
6.4.5.	A Stockholder will recognize no gain or loss on the exchange of all its Acquired Fund Stock solely for Acquiring Fund Stock pursuant to the Reorganization, except to the extent the Stockholder receives cash in lieu of a Non-deliverable Fractional Share pursuant thereto; and
6.4.6.	A Stockholder’s aggregate basis in the Acquiring Fund Stock it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Stock it actually or constructively surrenders in exchange for such Acquiring Fund Stock less the basis in any fractional share of Acquired Fund Stock for which the Stockholder receives cash pursuant to the Reorganization; and its holding period for such Acquiring Fund Stock will include, in each instance, its holding period for such Acquired Fund Stock, provided the Stockholder holds such Acquired Fund Stock as a capital asset at the Effective Time.

Notwithstanding subparagraphs of this Section 6.4, including subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Stockholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and may assume that the Acquiring Fund Preferred Stock to be issued in the Reorganization will constitute equity of Acquiring Fund.

6.5.	Acquiring Fund shall have filed with the Department articles supplementary describing the Acquiring Fund’s preferred stock to be issued pursuant to this Agreement.
6.6.	At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4, and 6.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s stockholders’ interests.
7.	BROKERS AND EXPENSES

7.1.	Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2.	Subject to complying with the representation and warranty contained in paragraph 4.3.9, all Reorganization Expenses (including fees and expenses associated with filing, printing, and mailing the Registration Statement, soliciting proxies, tabulating votes, accounting, legal, and custodial fees and expenses, fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Common Stock distributable hereunder and all transfer agency costs related thereto) shall be borne by the Funds and the Other Acquired Fund in proportion to their respective net assets determined at the Valuation Time, provided that if the Closings of the Reorganization and the Other Reorganization occur at different times, that determination will be made at the Valuation Time on the date of the first Closing. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in such Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Effective Time:

9.1.	By either Fund (a) in the event of the other Fund’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before [ ], 202[ ], or such other date as to which the Funds may agree; or
9.2.	By the Funds’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Fund (nor its directors, officers, or stockholders) shall have any liability to the other Fund.

10.	AMENDMENT

This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Funds, notwithstanding Acquired Fund’s stockholders’ approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Stockholders’ interests.

11.	MISCELLANEOUS

11.1.	This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.
11.2.	Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
11.3.	This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
11.4.	Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

NEUBERGER BERMAN [NEW YORK/CALIFORNIA] MUNICIPAL FUND INC. By:_______________________________ Name:_____________________________ Title:______________________________

NEUBERGER BERMAN MUNICIPAL FUND INC. By:_______________________________ Name:_____________________________ Title:______________________________

APPENDIX B
FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Funds’ financial performance. Each Funds’ financial highlights as of and for the fiscal years ended October 31, 2013 through 2022 are derived from each Fund’s financial statements audited by Ernst & Young LLP, independent registered public accounting firm for each Fund. The report of Ernst & Young LLP for each Fund and each Fund’s financial statements are included in the Funds’ Annual Report on Form N-CSR for the fiscal year ended October 31, 2022, and are incorporated by reference into the Reorganization SAI.

California Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2022	2021	2020	2019	2018
Common Stock Net Asset Value, Beginning of Year	$15.36	$15.20	$15.58	$14.33	$15.22
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[a]	0.49	0.64	0.62	0.54	0.51
Net Gains or (Losses) on Securities (both realized and unrealized)	(3.60)	0.06	(0.46)	1.25	(0.83)
Total From Investment Operations Applicable to Common Stockholders	(3.11)	0.70	0.16	1.79	(0.32)
Less Distributions to Common Stockholders From:
Net Investment Income	(0.54)	(0.54)	(0.54)	(0.52)	(0.54)
Tax Return of Capital	—	—	—	(0.02)	0.03
Total Distributions to Common Stockholders	(0.54)	(0.54)	(0.54)	(0.54)	(0.57)
Common Stock Net Asset Value, End of Year	$11.71	$15.36	$15.20	$15.58	$14.33

	Year Ended October 31,
	2022	2021	2020	2019	2018
Common Stock Market Value, End of Year	$9.98	$13.91	$12.86	$13.92	$12.08
Total Return, Common Stock Net Asset Value[b]	(20.22)%	4.97%	1.57%	13.19%	(1.59)%
Total Return, Common Stock Market Value[b]	(24.92)%	12.36%	(3.82)%	19.96%	(9.23)%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$65.0	$85.2	$84.4	$86.5	$79.6
Preferred Stock Outstanding, End of Year (in millions)	$51.2	$55.0 [c]	$55.0 [c]	$55.0 [c]	$59.0 [c]
Preferred Stock Liquidation Value Per Share	$100,000	$100,000	$100,000	$100,000	$100,000
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses[d]	2.63%	1.86%	2.35%	3.05%	3.17%
Ratio of Net Expenses[d]	2.63%	1.86%	2.35%	3.05%	3.17%
Ratio of Net Investment Income/(Loss)	3.57%	4.08%	4.06%	3.59%	3.41%
Portfolio Turnover Rate	31%	10%	27%	25%	30%
Asset Coverage Per Share of Preferred Stock, End of Year[e]	$227,209	$255,063	$253,442	$257,409	$235,042

Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2022	2021	2020	2019	2018
Common Stock Net Asset Value, Beginning of Year	$14.88	$14.75	$15.33	$14.52	$15.49
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[a]	0.61	0.73	0.68	0.66	0.69
Net Gains or (Losses) on Securities (both realized and unrealized)	(3.78)	0.15	(0.51)	0.90	(0.89)
Total From Investment Operations Applicable to Common Stockholders	(3.17)	0.88	0.17	1.56	(0.20)
Less Distributions to Common Stockholders From:
Net Investment Income	(0.66)	(0.75)	(0.75)	(0.75)	(0.77)
Common Stock Net Asset Value, End of Year	$11.05	$14.88	$14.75	$15.33	$14.52
Common Stock Market Value, End of Year	$9.64	$15.22	$14.15	$15.57	$12.62
Total Return, Common Stock Net Asset Value[b]	(21.57)%	5.91%	1.40%	11.18%	(0.85)%
Total Return, Common Stock Market Value[b]	(33.11)%	12.92%	(4.23)%	29.92%	(10.54)%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$208.1	$280.2	$277.6	$288.2	$273.0
Preferred Stock Outstanding, End of Year (in millions)	$165.7	$170.4 [c]	$170.4 [c]	$170.4 [c]	$179.4 [c]
Preferred Stock Liquidation Value Per Share	$100,000	$100,000	$100,000	$100,000	$100,000
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses[d]	2.25%	1.58%	2.03%	2.66%	2.69%
Ratio of Net Expenses[d]	2.25%	1.58%	2.03%	2.66%	2.69%
Ratio of Net Investment Income/(Loss)	4.62%	4.77%	4.54%	4.39%	4.54%
Portfolio Turnover Rate	36%	13%	39%	44%	24%
Asset Coverage Per Share of Preferred Stock, End of Year[e]	$225,878	$264,533	$262,958	$269,321	$252,390

New York Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2022	2021	2020	2019	2018
Common Stock Net Asset Value, Beginning of Year	$13.93	$13.72	$14.06	$13.29	$14.10
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[a]	0.47	0.52	0.49	0.48	0.50
Net Gains or (Losses) on Securities (both realized and unrealized)	(3.62)	0.16	(0.36)	0.76	(0.82)
Total From Investment Operations Applicable to Common Stockholders	(3.15)	0.68	0.13	1.24	(0.32)
Less Distributions to Common Stockholders From:
Net Investment Income	(0.47)	(0.47)	(0.47)	(0.45)	(0.49)
Tax Return of Capital	—	—	—	(0.02)	—
Total Distributions to Common Stockholders	(0.47)	(0.47)	(0.47)	(0.47)	(0.49)
Common Stock Net Asset Value, End of Year	$10.31	$13.93	$13.72	$14.06	$13.29
Common Stock Market Value, End of Year	$8.82	$12.54	$11.64	$12.39	$11.13
Total Return, Common Stock Net Asset Value[b]	(22.61)%	5.32%	1.45%	9.96%	(1.69)%
Total Return, Common Stock Market Value[b]	(26.44)%	11.75%	(2.33)%	15.71%	(6.68)%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$52.4	$70.8	$69.7	$71.4	$67.5
Preferred Stock Outstanding, End of Year (in millions)	$42.0	$46.3 [c]	$46.3 [c]	$46.3 [c]	$48.3 [c]
Preferred Stock Liquidation Value Per Share	$100,000	$100,000	$100,000	$100,000	$100,000

	Year Ended October 31,
	2022	2021	2020	2019	2018
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses[d]	2.74%	1.94%	2.44%	3.10%	3.16%
Ratio of Net Expenses[d]	2.74%	1.94%	2.44%	3.10%	3.16%
Ratio of Net Investment Income/(Loss)	3.76%	3.68%	3.56%	3.45%	3.65%
Portfolio Turnover Rate	12%	15%	29%	29%	19%
Asset Coverage Per Share of Preferred Stock, End of Year[e]	$224,938	$252,881	$250,508	$254,281	$239,886

Notes to Financial Highlights Municipal Closed-End Funds

a	Calculated based on the average number of shares of common stock outstanding during each fiscal period.
b	Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.
c	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs were:
	Year Ended October 31,
	2021	2020	2019	2018
California Fund	$5,966	$20,479	$35,031	$19,412
Municipal Fund	5,962	20,475	35,027	37,703
New York Fund	5,966	20,479	35,031	18,355
d	Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common stockholders were:
	Year Ended October 31,
	2022	2021	2020	2019	2018
California Fund	1.20%	0.60%	1.07%	1.75%	1.83%
Municipal Fund	1.16%	0.56%	1.00%	1.59%	1.62%
New York Fund	1.21%	0.61%	1.09%	1.74%	1.78%
e	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on VMTPS) from the Fund’s total assets and dividing by the number of VMTPS outstanding.

California Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2017		2016	2015	2014	2013
Common Stock Net Asset Value, Beginning of Year	$15.67		$15.34	$15.51	$14.46	$15.85
Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)@	0.61		0.63	0.64	0.72	0.79
Net Gains or Losses on Securities (both realized and unrealized)	(0.41)		0.47	0.01	1.16	(1.34)
Common Stock Equivalent of Distributions to
AMPS Preferred Stockholders From: Net Investment Income@	—		—	—	(0.01)	(0.02)
Total From Investment Operations
Applicable to Common Stockholders	0.20		1.10	0.65	1.87	(0.57)
Less Distributions to Common
Stockholders From:
Net Investment Income	(0.65)		(0.77)	(0.82)	(0.82)	(0.82)
Common Stock Net Asset Value, End of Year	$15.22		$15.67	$15.34	$15.51	$14.46
Common Stock Market Value, End of Year	$13.91		$15.57	$15.33	$15.53	$14.26
Total Return, Common Stock Net Asset Value†	1.60%[a]		7.28%	4.37%	13.28%	(3.65)%
Total Return, Common Stock Market Value†	(6.55)%[a]		6.67%	4.16%	15.02%	(9.60)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$84.5		$87.0	$85.0	$85.9	$80.0
Preferred Stock Outstanding, End of Year (in millions)^	$59.0	ØØ	$59.0	$59.0	$59.0	$59.0
Preferred Stock Liquidation Value Per Share^	$100,000		$100,000	$100,000	$100,000	$25,000

	Year Ended October 31,
	2017	2016	2015	2014	2013
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.76%	2.40%	2.20%	1.70%	1.43%
Ratio of Net ExpensesØ	2.70%[b]	2.40%	2.20%	1.70%	1.43%‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Stock Distributions^	4.04%[b]	3.95%	4.16%	4.85%[c]	5.19%[c]
Portfolio Turnover Rate	36%	12%	9%	24%	47%
Asset Coverage Per Share, of Preferred Stock, End of Year¢	$243,283	$247,614	$244,175	$245,704	$58,900

Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2017	2016	2015	2014	2013
Common Stock Net Asset Value, Beginning of Year Income From Investment Operations Applicable to Common Stockholders:	$16.06	$15.84	$16.11	$14.54	$15.96
Net Investment Income (Loss)@	0.74	0.77	0.81	0.88	0.89
Net Gains or Losses on Securities (both realized and unrealized)	(0.48)	0.35	(0.18)	1.55	(1.45)
Common Stock Equivalent of Distributions to AMPS Preferred Stockholders From:
Net Investment Income@	—	—	—	(0.01)	(0.02)
Total From Investment Operations

	Year Ended October 31,
	2017		2016	2015	2014	2013
Applicable to Common Stockholders	0.26		1.12	0.63	2.42	(0.58)
Less Distributions to Common Stockholders From:
Net Investment Income	(0.83)		(0.90)	(0.90)	(0.85)	(0.84)
Common Stock Net Asset Value, End of Year	$15.49		$16.06	$15.84	$16.11	$14.54
Common Stock Market Value, End of Year	$14.92		$15.34	$15.53	$15.42	$14.10
Total Return, Common Stock Net Asset Value†	1.83%[a]		7.19%	4.21%	17.24%	(3.59)%
Total Return, Common Stock Market Value†	2.68%[a]		4.42%	6.74%	15.72%	(9.19)%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$291.3		$301.8	$297.3	$302.3	$272.9
Preferred Stock Outstanding, End of Year (in millions)^^	$179.3	ØØ	$179.4	$179.4	$179.4	$179.4
Preferred Stock Liquidation Value Per Share^^	$100,000		$100,000	$100,000	$100,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.31%		2.00%	1.84%	1.41%	1.17%
Ratio of Net ExpensesØ	2.29%[b]		2.00%	1.84%	1.41%	1.17 ‡
Ratio of Net Investment Income (Loss) Excluding
AMPS Preferred Stock Distributions^^	4.78%[b]		4.70%	5.05%	5.77%[c]	5.78%[c]
Portfolio Turnover Rate	20%		19%	9%	24%	40%
Asset Coverage Per Share, of Preferred Stock, End of Year¢	$262,497		$268,414	$265,828	$268,620	$63,026

New York Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2017		2016	2015	2014	2013
Common Stock Net Asset Value, Beginning of Year	$14.56		$14.31	$14.52	$13.71	$15.03
Income From Investment Operations Applicable to Common Stockholders:
Net Investment Income (Loss)@	0.55		0.57	0.60	0.67	0.71
Net Gains or Losses on Securities (both realized and unrealized)	(0.47)		0.30	(0.09)	0.93	(1.23)
Common Stock Equivalent of Distributions to AMPS Preferred Stockholders From:
Net Investment Income@	—		—	—	(0.01)	(0.02)
Total From Investment Operations Applicable to Common Stockholders	0.08		0.87	0.51	1.59	(0.54)
Less Distributions to Common Stockholders From:
Net Investment Income	(0.54)		(0.62)	(0.72)	(0.78)	(0.78)
Common Stock Net Asset Value, End of Year	$14.10		$14.56	$14.31	$14.52	$13.71
Common Stock Market Value, End of Year	$12.44		$13.44	$13.78	$14.11	$12.97
Total Return, Common Stock Net Asset Value†	1.04%[a]		6.27%	3.70%	12.16%	(3.50)%
Total Return, Common Stock Market Value†	(3.43)%[a]		1.87%	2.76%	15.21%	(12.82)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$71.6		$73.9	$72.6	$73.7	$69.6
Preferred Stock Outstanding, End of Year (in millions)^^^	$48.3	ØØ	$48.3	$48.3	$48.3	$48.3
Preferred Stock Liquidation Value Per Share^^^	$100,000		$100,000	$100,000	$100,000	$25,000

	Year Ended October 31,
	2017	2016	2015	2014	2013
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.75%	2.39%	2.19%	1.71%	1.43%
Ratio of Net ExpensesØ	2.69%[b]	2.39%	2.19%	1.71%	1.43%‡
Ratio of Net Investment Income (Loss) Excluding AMPS Preferred Stock Distributions^^^	3.92%[b]	3.90%	4.14%	4.75%[c]	4.93%[c]
Portfolio Turnover Rate	25%	10%	18%	32%	52%
Asset Coverage Per Share, of Preferred Stock, End of Year¢	$248,341	$253,212	$250,512	$252,753	$61,059

Notes to Financial Highlights

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost.

††	Expense ratios do not include the effect of distributions on Auction Market Preferred Shares (“AMPS”). Income ratios include income earned on assets attributable to the VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively) outstanding.

^	Prior to June 30, 2014, California had AMPS outstanding. On June 30, 2014, California issued 590 VMTPS and redeemed its outstanding AMPS (see Note A to Financial Statements).

^^	Prior to July 1, 2014, Intermediate had AMPS outstanding. On July 1, 2014, Intermediate issued 1,794 VMTPS and redeemed its outstanding AMPS (see Note A to Financial Statements).

^^^	Prior to July 2, 2014, New York had AMPS outstanding. On July 2, 2014, New York issued 483 VMTPS and redeemed its outstanding AMPS.

Ø	Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common stockholders were:

	Year Ended October 31,
	2017	2016	2015	2014
California	1.41%	1.06%	0.89%	0.96%
Intermediate	1.24%	0.92%	0.77%	0.83%
New York	1.36%	1.01%	0.85%	0.91%

ØØ	During the year ended October 31, 2017, each Fund adopted FASB’s Accounting Standards Update No. 2015-03. At October 31, 2017, the Value of Preferred Stock Outstanding is being shown net of unamortized deferred offering costs of approximately $49,000, $95,000 and $46,000 for California, Intermediate and New York, respectively.

‡	Each Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. Had the Funds not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets applicable to common stockholders would have been:

Year Ended October 31, 2013
California	1.43%
Intermediate	1.17%
New York	1.43%
¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California, Intermediate and New York, respectively)) from the Fund’s total assets and dividing by the number of VMTPS/AMPS outstanding.

a	The Custodian Out-of-Pocket Expenses Refunded listed in Note E of the Notes to Financial Statements had no impact on the Funds’ total returns for the year ended October 31, 2017.

b	Custodian Out-of-Pocket Expenses Refunded, as listed in Note E of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended October 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended October 31, 2017
California	2.76%	3.98%
Intermediate	2.31%	4.75%
New York	2.75%	3.86%
c	The annualized ratios of distributions on AMPS to average net assets applicable to common stockholders were:

	Year Ended October 31,
	2014	2013
California	0.05%	0.13%
Intermediate	0.04%	0.12%
New York	0.05%	0.12%

This page is intentionally left blank

PROXY CARD

NEUBERGER | BERMAN

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-387-0017 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

NEUBERGER BERMAN MUNICIPAL FUND INC. ("NBH" OR THE "FUND") - COMMON
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 2023

The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Special Meeting of Stockholders of the Fund to be held on July 7, 2023, at 3:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC ("NBIA"), 1290 Avenue of the Americas, New York, New York 10104. Stockholders will vote upon the Proposals described in the Notice of Joint Special Meeting of Stockholders and accompanying Proxy Statement/Prospectus, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-866-387-0017**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Stockholders to Be Held on July 7, 2023. The proxy statement/prospectus for this meeting is available at: vote.proxyonline.com/nb/docs/2023proxy.pdf

NEUBERGER BERMAN MUNICIPAL FUND INC. - COMMON

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Special Meeting of Stockholders and of the accompanying Proxy Statement/Prospectus. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Directors. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposals, your shares will be voted "FOR" the Proposals. The proxy will be voted in accordance with the proxy holders' discretion as to any other business that may properly come before the Joint Special Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve the reorganization of Neuberger Berman California Municipal Fund Inc. into Neuberger Berman Municipal Fund Inc., including the issuance of additional shares of common stock of Neuberger Berman Municipal Fund Inc. to Neuberger Berman California Municipal Fund Inc. common stockholders.	○	○	○
2. To approve the reorganization of Neuberger Berman New York Municipal Fund Inc. into Neuberger Berman Municipal Fund Inc., including the issuance of additional shares of common stock of Neuberger Berman Municipal Fund Inc. to Neuberger Berman New York Municipal Fund Inc. common stockholders.	○	○	○

THANK YOU FOR VOTING

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-387-0017 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

NEUBERGER BERMAN MUNICIPAL FUND INC. ("NBH" OR THE "FUND") - PREFERRED
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 2023

The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Special Meeting of Stockholders of the Fund to be held on July 7, 2023, at 3:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC ("NBIA"), 1290 Avenue of the Americas, New York, New York 10104. Stockholders will vote upon the Proposals described in the Notice of Joint Special Meeting of Stockholders and accompanying Proxy Statement/Prospectus, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-866-387-0017**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Stockholders to Be Held on July 7, 2023. The proxy statement/prospectus for this meeting is available at: vote.proxyonline.com/nb/docs/2023proxy.pdf

NEUBERGER BERMAN MUNICIPAL FUND INC. - PREFERRED

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Special Meeting of Stockholders and of the accompanying Proxy Statement/Prospectus. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Directors. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposals, your shares will be voted "FOR" the Proposals. The proxy will be voted in accordance with the proxy holders' discretion as to any other business that may properly come before the Joint Special Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve the reorganization of Neuberger Berman California Municipal Fund Inc. into Neuberger Berman Municipal Fund Inc., including the issuance of additional shares of common stock of Neuberger Berman Municipal Fund Inc. to Neuberger Berman California Municipal Fund Inc. common stockholders.	○	○	○
2. To approve the reorganization of Neuberger Berman New York Municipal Fund Inc. into Neuberger Berman Municipal Fund Inc., including the issuance of additional shares of common stock of Neuberger Berman Municipal Fund Inc. to Neuberger Berman New York Municipal Fund Inc. common stockholders.	○	○	○

THANK YOU FOR VOTING

NEUBERGER | BERMAN

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-387-0017 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

NEUBERGER BERMAN CALIFORNIA MUNICIPAL FUND INC. ("NBW" OR THE "FUND") - COMMON PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 2023

The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Special Meeting of Stockholders of the Fund to be held on July 7, 2023, at 3:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC ("NBIA"), 1290 Avenue of the Americas, New York, New York 10104. Stockholders will vote upon the Proposal described in the Notice of Joint Special Meeting of Stockholders and accompanying Proxy Statement/Prospectus, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-866-387-0017**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Stockholders to Be Held on July 7, 2023. The proxy statement/prospectus for this meeting is available at: vote.proxyonline.com/nb/docs/2023proxy.pdf

NEUBERGER BERMAN CALIFORNIA MUNICIPAL FUND INC. - COMMON

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Special Meeting of Stockholders and of the accompanying Proxy Statement/Prospectus. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted "FOR" the Proposal. The proxy will be voted in accordance with the proxy holders' discretion as to any other business that may properly come before the Joint Special Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve the reorganization of Neuberger Berman California Municipal Fund Inc. into Neuberger Berman Municipal Fund Inc.	○	○	○

THANK YOU FOR VOTING

PROXY CARD

NEUBERGER BERMAN

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-387-0017 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

NEUBERGER BERMAN CALIFORNIA MUNICIPAL FUND INC. ("NBW" OR THE "FUND") - PREFERRED
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 2023

The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Special Meeting of Stockholders of the Fund to be held on July 7, 2023, at 3:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC ("NBIA"), 1290 Avenue of the Americas, New York, New York 10104. Stockholders will vote upon the Proposal described in the Notice of Joint Special Meeting of Stockholders and accompanying Proxy Statement/Prospectus, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-866-387-0017**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Stockholders to Be Held on July 7, 2023. The proxy statement/prospectus for this meeting is available at: vote.proxyonline.com/nb/docs/2023proxy.pdf

---

NEUBERGER BERMAN CALIFORNIA MUNICIPAL FUND INC. - PREFERRED

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Special Meeting of Stockholders and of the accompanying Proxy Statement/Prospectus. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted "FOR" the Proposal. The proxy will be voted in accordance with the proxy holders' discretion as to any other business that may properly come before the Joint Special Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve the reorganization of Neuberger Berman California Municipal Fund Inc. into Neuberger Berman Municipal Fund Inc.	○	○	○

THANK YOU FOR VOTING

NEUBERGER BERMAN

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-387-0017 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

NEUBERGER BERMAN NEW YORK MUNICIPAL FUND INC. ("NBO" OR THE "FUND") - COMMON PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 2023

The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Special Meeting of Stockholders of the Fund to be held on July 7, 2023, at 3:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC ("NBIA"), 1290 Avenue of the Americas, New York, New York 10104. Stockholders will vote upon the Proposal described in the Notice of Joint Special Meeting of Stockholders and accompanying Proxy Statement/Prospectus, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-866-387-0017**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Stockholders to Be Held on July 7, 2023. The proxy statement/prospectus for this meeting is available at: vote.proxyonline.com/nb/docs/2023proxy.pdf

NEUBERGER BERMAN NEW YORK MUNICIPAL FUND INC. - COMMON

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Special Meeting of Stockholders and of the accompanying Proxy Statement/Prospectus. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted "**FOR**" the Proposal. The proxy will be voted in accordance with the proxy holders' discretion as to any other business that may properly come before the Joint Special Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve the reorganization of Neuberger Berman New York Municipal Fund Inc. into Neuberger Berman Municipal Fund Inc.	○	○	○

THANK YOU FOR VOTING

PROXY CARD

NEUBERGER | BERMAN

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-387-0017 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

NEUBERGER BERMAN NEW YORK MUNICIPAL FUND INC. ("NBO" OR THE "FUND") - PREFERRED
PROXY FOR THE JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 2023

The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Joint Special Meeting of Stockholders of the Fund to be held on July 7, 2023, at 3:00 p.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC ("NBIA"), 1290 Avenue of the Americas, New York, New York 10104. Stockholders will vote upon the Proposal described in the Notice of Joint Special Meeting of Stockholders and accompanying Proxy Statement/Prospectus, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free **1-866-387-0017**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Stockholders to Be Held on July 7, 2023. The proxy statement/prospectus for this meeting is available at: vote.proxyonline.com/nb/docs/2023proxy.pdf

NEUBERGER BERMAN NEW YORK MUNICIPAL FUND INC. - PREFERRED

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Joint Special Meeting of Stockholders and of the accompanying Proxy Statement/Prospectus. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted "**FOR**" the Proposal. The proxy will be voted in accordance with the proxy holders' discretion as to any other business that may properly come before the Joint Special Meeting of Stockholders or before any adjournments or postponements thereof.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve the reorganization of Neuberger Berman New York Municipal Fund Inc. into Neuberger Berman Municipal Fund Inc.	○	○	○

THANK YOU FOR VOTING

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities.

Subject to Completion
Preliminary Statement of Additional Information
Dated June 1 , 2023

Neuberger Berman California Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.
1290 Avenue of the Americas
New York, New York 10104-0002
800-877-9700
800-366-6264
STATEMENT OF ADDITIONAL INFORMATION
June 1 , 2023
This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the combined Joint Proxy Statement and Prospectus dated June 1 , 2023 (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus asks stockholders to vote on the proposed Agreements and Plans of Reorganization (each an “Agreement” and together, the “Agreements”) pursuant to which Neuberger Berman California Municipal Fund Inc. (“California Municipal”) and Neuberger Berman New York Municipal Fund Inc. (“New York Municipal,” together with California Municipal, the “Target Funds”) would reorganize with and into Neuberger Berman Municipal Fund Inc. (“Municipal Fund” or “Acquiring Fund” and together with the Target Funds, the “Funds,” and each, a “Fund”).  Pursuant to the Agreements, the Target Funds would transfer their assets to the Acquiring Fund in exchange for shares of the Acquiring Fund’s Common Stock and Preferred Stock and the assumption by the Acquiring Fund of each of the Target Fund’s liabilities and the Target Funds would dissolve under applicable state law (each a “Reorganization” and together, the “Reorganizations”). On June 28, 2018, the Fund’s Board of Directors approved a proposal to change the name of the Fund from “Neuberger Berman Intermediate Municipal Fund Inc.” to “Neuberger Berman Municipal Fund Inc.” This name change became effective on August 28, 2018
To obtain a copy of the Proxy Statement/Prospectus, please write to the Fund of which you are a stockholder at the address set forth above or call 800-877-9700 .  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.
The audited financial statements and related independent registered public accounting firm’s reports for the Funds contained in their respective annual report to stockholders for the fiscal year ended October 31, 2022, are incorporated herein by this reference.  No other parts of either annual report are incorporated by reference herein.
No person has been authorized to give any information or to make any representations not contained in the Proxy Statement/Prospectus or in this SAI in connection with the offering made by the Proxy Statement/Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor.  The Proxy Statement/Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this SAI is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC.
©2023 Neuberger Berman Investment Advisers LLC, adviser. All rights reserved.

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INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	3
INVESTMENT STRATEGIES, TECHNIQUES AND RISKS	5
MANAGEMENT OF THE FUNDS	18
COMPENSATION OF DIRECTORS	30
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	33
PORTFOLIO TRANSACTIONS	38
NET ASSET VALUE	41
DISTRIBUTIONS	42
CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION	43
REPURCHASE OF COMMON STOCK; TENDER OFFERS; CONVERSION TO OPEN-END FUND	43
TAX MATTERS	45
REPORTS TO STOCKHOLDERS	52
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT	52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	52
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	52
COUNSEL	52
FINANCIAL STATEMENTS	52
SUPPLEMENTAL FINANCIAL INFORMATION	52
REGISTRATION STATEMENT	53
APPENDIX A	A-1

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS
The investment objectives and general investment policies of the Funds are described in the Joint Proxy Statement/Prospectus. The Funds have substantially similar investment objectives, but there are differences. Each of the Target Funds is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state or city. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. Additional information concerning certain characteristics of the Funds is set forth below. In this section, the term “Manager” refers to Neuberger Berman Investment Advisers LLC (“NBIA”).
Unless otherwise specified, the investment objectives, policies and limitations of the Funds are not fundamental.  Each Fund’s investment objective and any investment policy or limitation that is not fundamental may be changed by the Board of Directors of that Fund without stockholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock and outstanding shares of preferred stock voting as a single class, as well as by the vote of the holders of a majority of the outstanding shares of preferred stock voting separately.  A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the Investment Company Act of 1940, as amended (the “1940 Act”).
The fundamental investment policies and limitations of the Acquiring Fund are as follows:
1.   Concentration.  Invest 25% or more of its total assets in issuers having their principal business activities in the same industry.
2.   Senior Securities.  Issue senior securities if such issuance is specifically prohibited by the 1940 Act or the rules or regulations thereunder.
3.   Borrowing.  Borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.
4.   Lending.  Make loans of money or property to any person, except to the extent that the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with the maintenance of the value of or the Fund’s interest with respect to the municipal securities it owns and may lend portfolio securities.
5.   Underwriting.  Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio.
6.   Real Estate.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.
7.  Commodities.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This policy does not prevent the Fund from engaging in transactions involving futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.
The Acquiring Fund also has the following fundamental limitation.

8.   Diversification.  Purchase securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of other investment companies) of any issuer if as a result of the purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

 In addition, as a fundamental policy, the Acquiring Fund invests at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in municipal securities that provide interest income that is exempt from federal income tax. As a fundamental policy California Municipal invests at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in municipal securities that provide interest income that is exempt from federal income tax and California personal income tax. As a fundamental policy New York Municipal invests at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in municipal securities that provide interest income that is exempt from federal income tax and New York State and New York City personal income taxes.  In each case, if because of market action, the Fund falls out of compliance with its 80% policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy.

The following investment policies and limitations are non-fundamental for each of the Funds:
1.   Margin Transactions.  Buy any securities on “margin.”  Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.
2.   Short Sales, Puts and Calls.  Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short).  This policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed delivery basis or other financial instruments.
Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) are applied only at the time a transaction is entered into.  If because of changes in the value of the Fund’s portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund’s ability to pay dividends and therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.  Any subsequent change in a rating assigned by any NRSRO to a security (or, if unrated, any change in the judgment of NBIA as to comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment unless and until NBIA determines that it is appropriate and practicable to sell or close out the investment without undue market or tax consequences to the Fund.  If rating agencies assign different ratings to the same security, NBIA will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.
With respect to “senior securities,”, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) A Fund also will be permitted by this policy to make loans of money, including to other funds. The Funds have obtained exemptive relief from the SEC to make loans to other funds for temporary purposes. A Fund may purchase or invest in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
The Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry.  The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).
The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.
Each Fund’s Variable Rate Municipal Term Preferred Shares (“VMTPS”) are rated by Fitch.  In order to obtain and maintain its rating, each Fund is required to comply with investment quality, diversification and other guidelines established by Fitch.  Such guidelines will likely be more restrictive than the restrictions set forth above.  Each Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s stockholders or its ability to achieve its investment objective.  Fitch receive fees in connection with their ratings issuances.
Cash Management and Temporary Defensive Positions.  For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents,

U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.
The Target Funds also have the below additional non-fundamental investment policies and limitations:
Investments in Any One Issuer. At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer’s outstanding voting securities. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company (“RIC”).
INVESTMENT STRATEGIES, TECHNIQUES AND RISKS
The following information supplements the discussion of the Funds’ investment objectives, policies and techniques included in the Proxy Statement/Prospectus. The Funds have similar investment objectives, but there are differences. Each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. The principal risks of the Funds’ principal strategies are discussed in the Proxy Statement/Prospectus. The Funds may not buy all of the types of securities or use all of the investment techniques that are described.
Investment In Municipal Bonds. Municipal bonds are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of special bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes.
The “issuer” of municipal bonds is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal bonds.
Municipal bonds may have fixed or variable interest rates.  Each Fund may purchase floating and variable rate demand notes, which are municipal obligations normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof at shorter intervals.  The interest rate on a floating rate demand note is based on a known lending rate, such as a bank’s prime rate, and is adjusted each time such rate is adjusted.  The interest rate on a variable rate demand note is adjusted at known intervals, on the basis of a specific benchmark.  There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid.  Each such note purchased by each Fund will meet the criteria established for the purchase of municipal bonds.
Municipal bonds that have fixed rates of interest are sensitive to changes in market interest rates. Generally, when interest rates are rising, the value of each Fund’s municipal bond holdings can be expected to decrease. When interest rates are declining, the value of each Fund’s municipal bond holdings can be expected to increase. Each Fund’s net asset value may fluctuate in response to the increasing or decreasing value of its municipal bond holdings.  Generally, the longer the maturity of a fixed-rate instrument, the greater the change in value in response to a given change in market interest rates.
The issuer of a municipal obligation might declare bankruptcy, which could cause each Fund to experience delays collecting interest and principal. To enforce its rights, each Fund might be required to take possession of and manage the assets securing the issuer’s obligation, which may increase each Fund’s expenses and reduce its net asset value.  If each Fund took possession of a bankrupt issuer’s assets, income derived from each Fund’s ownership and management of the assets might not be tax exempt and more of each Fund’s total distributions to its stockholders thus would be taxable. Each Fund might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Fund is permitted to make and limits on the nature of the income the Fund is permitted to receive imposed on it by the Internal Revenue Code of 1986, as amended (the

“Code”).  If the Fund cannot take possession of a bankrupt issuer’s assets and enforce its rights, the value of the issuer’s security may be greatly diminished.  This could reduce each Fund’s net asset value.
The U.S. Government has enacted laws that have restricted or diminished the income tax exemption on some municipal bonds, and it may do so again in the future. If this were to happen, more of each Fund’s distributions to its stockholders would be taxable. The issuer of a municipal bond may be obligated to redeem the bond at face value, but if each Fund paid more than face value for the bond, it may lose money when it sells the bond.  Market rates of interest may be lower for municipal bonds than for taxable securities, but this may be offset by the federal income tax on income derived from taxable securities.  There may be less extensive information available about the financial condition of issuers of municipal bonds than for corporate issuers with publicly traded securities.
Each Fund’s investments in municipal bonds are subject to certain risks.  In addition to those discussed in the prospectus, they include the following:
General Obligation Bonds.  A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.
Revenue Bonds or Special Obligation Bonds.  Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.
Most private activity bonds (“PABs”) are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.
Resource Recovery Bonds.  Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.
Municipal Lease Obligations.  These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. Also included within the general category of municipal bonds are participations in lease obligations or installment purchase contract obligations (collectively “lease obligations”) of municipal authorities or entities.  Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.  Although “non appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult.  A Fund may invest up to 100% of its assets in “non-appropriation” lease obligations and in unrated “non-appropriation” lease obligations that, at the time of investment, are judged by NBIA to have credit characteristics equivalent to, and to be of comparable quality to, securities that are rated investment grade.

A Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give a Fund a specified, undivided interest in the obligation.  For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property.  The payments made by the municipality under the lease are used to repay interest and principal on the bonds.  Once these lease payments are completed, the municipality gains ownership of the property.
In evaluating such unrated lease obligations, NBIA will consider such factors as it deems appropriate, including:
• whether the lease can be cancelled;
• the ability of the lease obligee to direct the sale of the underlying assets;
• the general creditworthiness of the lease obligor;
• the likelihood that the municipality will discontinue appropriating funding for the leased property if such property is no longer considered essential by the municipality;
• the legal recourse of the lease obligee in the event of such a failure to appropriate funding; and
• any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligations.
High Yield Securities (“Junk Bonds”). A Fund may invest up to 30% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody’s, S&P or Fitch or are unrated but judged to be of comparable quality by NBIA.  Bonds of below-investment grade quality (Ba/BB or below) are commonly referred to as “high yield securities” or “junk bonds.”  Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity.  Municipal bonds rated Baa or BBB are considered “investment grade” securities, although such bonds may be considered to possess some speculative characteristics.  Municipal bonds rated AAA may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.
High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.  In the case of high yield securities structured as zero coupon securities (see “Zero Coupon Bonds,” below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash.  NBIA seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.
The secondary market on which high yield securities are traded may be less liquid than the market for higher-grade securities.  Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the net asset value of the shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market.  When secondary markets for high yield securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.  During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities.  A Fund will be more dependent on NBIA’s research and analysis when investing in high yield securities.  NBIA seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.  For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.  NBIA does not rely solely on credit ratings when selecting securities for a Fund, and develops its own independent analysis of issuer credit quality.

A Fund’s credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security if a rating agency or NBIA downgrades its assessment of the credit characteristics of a particular issue.  In determining whether to retain or sell such a security, NBIA may consider such factors as NBIA’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency.  However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities.
Participation Certificates.  Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.  They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.  Some municipal leases and participation certificates may not be readily marketable.
Zero Coupon Bonds.  A Fund may invest in zero coupon bonds.  These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.  Zero coupon bonds are issued and traded at a significant discount from their face amount or par value.  This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.  Zero coupon bonds are redeemed at face value when they mature.  A Fund must take discount on zero coupon bonds (“original issue discount” or “OID”) into account ratably for federal income tax purposes prior to the receipt of any actual payments.  Because a Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds and regardless of whether the income is taxable or tax-exempt) to its stockholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.  See “Tax Matters.”
The market prices of zero coupon bonds generally are more volatile than the prices of securities that pay interest periodically.  Zero coupon bonds are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.  Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest.  On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.
Illiquid Securities. A Fund may invest up to 20% of its net assets in securities that are illiquid at the time of investment.  Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under Section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.

Municipal Notes.  Municipal notes include the following:
1. Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.
2. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.
3. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs.  Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.
4. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.
5. Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).
6. Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.
7. Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). A Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.
Taxable Investments.  From time to time, for temporary defensive purposes, or when suitable municipal securities are not available, a Fund may invest in instruments the income from which is taxable.  These include:
U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the Treasury Department backed by the full faith and credit of the United States.  During times of market turbulence, investors may turn to the safety of securities issued or guaranteed by the Treasury Department, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term Treasury Department debt instruments are currently near historical lows.
“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the Treasury Department, subject to the Treasury Department’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.
A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury Department.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the Treasury Department at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of Treasury Department bills with comparable maturities.
Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid.
Banking and Savings Institution Securities.  These include certificates of deposit (“CDs”), time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Funds invest typically are not covered by deposit insurance.
A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.
Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
In 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was passed, which significantly impacted the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies are still implementing many of the Dodd-Frank Act’s provisions but increased regulation could impact the operations and profitability of depository institutions and their holding companies.
Options and Futures Generally.  A Fund may engage in futures and options transactions in accordance with its investment objective and policies.  A Fund may engage in such transactions if it appears advantageous to NBIA to do so in order to pursue its investment objective, to hedge (i.e., protect) against the effects of market conditions and to stabilize the value of its assets.  NBIA may also decide not to engage in any of these investment practices.  The use of futures and options, and the possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.
There are risks associated with futures and options transactions.  Because it is not possible to perfectly correlate the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract.

Because there is imperfect correlation between the Fund’s securities that are hedged and the futures contract, the hedge may not be fully effective.  Losses on the Fund’s security may be greater than gains on the futures contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge.  In an effort to compensate for imperfect correlation, a Fund may over-hedge or under-hedge by entering into futures contracts or options on futures contracts in dollar amounts greater or less than the dollar amounts of the securities being hedged.  If market movements are not as anticipated, a Fund could lose money from these positions.
If a Fund hedges against an increase in interest rates, and rates decline instead, a Fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions.  Also, in order to meet margin requirements, a Fund may have to sell securities at a time it would not normally choose.
Securities Options Transactions.  A Fund may invest in options on municipal securities, traded over-the-counter and, if applicable, traded on a national securities exchange.  In general, a Fund may purchase and sell (or write) options on up to 20% of its total assets.  A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price during the period specified in the terms of the option (“option period”).  A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period.  Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.  Option contracts may be written with terms that would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.
A Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of municipal securities in the Fund’s portfolio (e.g., by the purchase of a put option) and to protect against an increase in the cost of fixed-income securities that a Fund may seek to purchase in the future (e.g., by the purchase of a call option).  If a Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, to the extent such underlying securities correlate in value to the Fund’s portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund’s portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by a Fund (in the case of a purchase of call options).
A Fund may also sell put and call options as a means of increasing the yield on its portfolio and also as a means of providing limited protection against decreases in market value of the portfolio.  When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option.  When a call option written by a Fund is exercised, the option holder purchases the underlying security at the strike price and a Fund does not participate in any increase in the price of such securities above the strike price.  When a put option written by a Fund is exercised, a Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
Options on Securities.  A Fund may write covered call options so long as it owns securities that are acceptable for escrow purposes and may write secured put options, which means that so long as a Fund is obligated as a writer of a put option, it will invest an amount, not less than the exercise price of the put option, in securities consistent with its investment objective and policies and restrictions on investment.  See “Investment Objective and Policies” and “Investment Restrictions.”  The premium received for writing an option will reflect, among other things, the relationship of the exercise price to the market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  A Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security’s price below the exercise price, less the amount paid for the option.  At times a Fund may wish to establish a position in a security upon which call options are available.  By purchasing a call option on such security a Fund would be able to fix the cost of acquiring the security, which is the cost of the call plus the exercise price of the option.  This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option that it can, if it chooses, permit to expire.

Options on Securities Indices.  A Fund also may purchase and write call and put options on securities indices.  Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.
Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below.  Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium paid therefor.
OTC Options.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are exchange-traded options.  Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored by NBIA and verified in appropriate cases.  A Fund may be required to treat certain of its OTC options transactions as illiquid securities.
It will generally be the Fund’s policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities.  A closing purchase transaction consists of the Fund’s purchasing an option having the same terms as the option it sold and has the effect of canceling its position as a seller.  The premium that a Fund will pay when executing a closing purchase transaction may be higher than the premium it received when it sold the option, depending in large part upon the relative price of the underlying security at the time of each transaction.  To the extent options sold by a Fund are exercised and it either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to it, its portfolio turnover rate will increase, which would cause it to incur additional brokerage expenses.
During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, or the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value.  For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being “called away” at the strike price of the option that may be substantially below the fair market value of such security.  For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being “put to” the writer at the strike price of the option which may be substantially in excess of the fair market value of such security.  If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.
To the extent that an active market exists or develops, whether on a national securities exchange or over-the-counter, in options on indices based upon municipal securities, a Fund may purchase and sell options on such indices, subject to the limitation that a Fund may purchase and sell options on up to 20% of its total assets.  Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities.  Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option.
Price movements in securities, which a Fund owns or intends to purchase, will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities.  Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.
A Fund and NBIA have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. A Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund’s portfolio.
As part of these procedures a Fund will only engage in OTC options transactions with respect to U.S. Government securities with primary dealers that have been specifically approved by the Board.  A Fund will engage in OTC options transactions with respect to municipal securities only with dealers that have been specifically approved by the Board.  A Fund and NBIA believe that the approved dealers should be agreeable and able to enter into closing transactions as necessary and, therefore, present minimal credit risk to the Fund.  A Fund anticipates entering into written agreements with those dealers to whom a Fund may sell OTC options, pursuant to which a Fund would have the absolute right to repurchase the OTC options from such dealers at any time at a price with respect to U.S. Government securities set forth in such agreement.  The amount invested by a Fund in OTC options on securities other than U.S. Government securities, including options on municipal securities, will be treated as illiquid and subject to the Fund’s 20% limitation on its net assets that may be invested in illiquid securities.
Gains, if any, a Fund recognizes or is deemed to recognize from transactions in securities options will be taxable income.  See “Tax Matters” for information relating to the allocation of taxable income, if any, between the Common Shares and VMTPS.
Borrowing and Leverage.  Each Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed).  The use of borrowed funds involves the speculative factor known as “leverage.”  Each Fund uses financial leverage for investment purposes through its VMTPS.  The VMTPS permit each Fund to assume leverage in an amount up to 50% of its total assets.  Preferred stock, including, the VMTPS, have a priority on the income and assets of a Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors.  In certain circumstances, the net asset value of and dividends payable on Common Shares could be adversely affected by such preferences.  The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies.  A Fund will utilize leverage only when there is an expectation that it will benefit the Fund.  To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends a Fund would have to pay thereon, the Fund’s net income or other gain would be greater than if leverage had not been used.  Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund’s total return would be less than if leverage had not been used.  If leverage is used, in certain circumstances, a Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations.  A Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations.  See “Investment Restrictions.”  This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.
Interest Rate and Other Hedging Transactions.  In order to seek to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, a Fund may enter into the following hedging transactions: financial futures contracts and related options contracts.  However, the use of such transactions is limited by Fitch in connection with their rating of the VMTPS.
A Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the municipal securities which a Fund may purchase for its portfolio, including interest rate futures contracts (e.g., futures contracts on U.S. Treasury securities) and futures contracts on interest rate related indices (e.g., municipal bond indices).  A Fund may also purchase and write put and call options on such futures contracts and on the underlying instruments.  A Fund may enter into these transactions in an attempt to “lock in” a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities it anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of its portfolio.  Financial futures and options contracts and the risk attendant to the Fund’s use thereof, are more completely described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund’s portfolio securities.
A Fund will not engage in the foregoing transactions for speculative purposes, but only in limited circumstances as a means to hedge risks associated with management of its portfolio.  Typically, investments in futures contracts and sales of futures options contracts require a Fund to deposit in a custodial account a good faith deposit, known as “initial margin,” in connection with its obligations in an amount of cash or specified debt securities which generally is equal to 1%-15% of the face amount of the contract, which initial margin requirement may be revised periodically by the applicable exchange as the volatility of the contract fluctuates.  Thereafter, a Fund must make additional deposits with the applicable financial intermediary equal to any net losses due to unfavorable price movements of the contract, and will be credited with an amount equal to any net gains due to favorable price movements.  These additional deposits or credits are calculated and required daily and are known as “variation margin.”
Financial Futures Contracts.  A Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index.  This investment technique is designed primarily to hedge against anticipated future changes in market conditions that otherwise might adversely affect the value of securities a Fund holds or intends to purchase.  A “sale” of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period.  At the time of delivery, in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contract calls for a payment of the net value of the securities.  The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period.  Such a transaction cancels the obligation to make or take delivery of the securities.  All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded.  A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits.  Futures contracts entail risk.  If NBIA’s judgment about the general direction of securities markets or interest rates is wrong, the Fund’s overall performance may be poorer than if it had not entered into such contracts.
There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged.  In addition, the market prices of futures contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result.  Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market.  In addition, because from the point of view of speculators, the margin requirements in the futures market may be less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by NBIA may still not result in a successful hedging transaction.  If this should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.
Options on Financial Futures Contracts.  A Fund may purchase and write call and put options on financial futures contracts.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period specified in the terms of the option.  Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price.  A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.  Options on futures contracts involve risks similar to the risks on options purchased by the Fund, i.e., that they may expire worthless, in which case a Fund would lose the premium paid therefor.
Regulatory Restrictions.  To the extent a Fund sells or purchases futures contracts or writes options thereon that are traded on an exchange regulated by the Commodity Futures Trading Commission (“CFTC”) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.
Accounting and Tax Considerations.  When a Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked to market to reflect the current market value of the option written.  When a Fund purchases an option, the premium a Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.
In the case of a regulated futures contract a Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities.  The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.
For a summary of the tax consequences of the Fund’s investments in options and futures contracts, see “Tax Matters – Hedging Transactions.”
All of the foregoing transactions present certain risks.   In particular, the variable degree of correlation between price movements of futures contracts and price movements in the securities being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund’s securities.  In addition, these instruments may not be liquid in all circumstances and generally are closed out by entering into offsetting transactions rather than by delivery or cash settlement at maturity.  As a result, in volatile markets, a Fund may not be able to close out a transaction on favorable terms or at all.  Although the contemplated use of those contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain that might result from an increase in the value of such security.  Finally, the daily deposit requirements for futures contracts and sales of futures options contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.
Successful use of futures contracts and options thereon by a Fund is subject to the ability of NBIA to predict correctly movements in the direction of interest rates and other factors affecting securities markets.  If NBIA’s expectations were not met, a Fund would be in a worse position than if a hedging strategy had not been pursued.  For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.  Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market.  A Fund may have to sell securities at a time when it is disadvantageous to do so.
In addition to engaging in transactions utilizing options on futures contracts, a Fund may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments.  Purchasing options may increase investment flexibility and improve total return but also risks loss of the option premium if an asset a Fund has the option to buy declines in value or if an asset a Fund has the option to sell increases in value.
New options and futures contracts and other financial products may be developed from time to time.  A Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.
Gains, if any, a Fund recognizes or is deemed to recognize from transactions in hedging activities will be taxable income.  See “Tax Matters” for information relating to the allocation of taxable income, if any, between the Common Shares and VMTPS.
When-Issued and Delayed-Delivery Securities and Forward Commitments. A Fund may purchase municipal securities on a “when-issued” and “delayed delivery” basis.  No income accrues to a Fund on municipal securities in connection with such transactions prior to the date it actually takes delivery of such securities.  These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions.  Because a Fund may rely on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in a Fund’s missing the opportunity of obtaining a price or yield considered to be advantageous.  A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable.
To the extent that a Fund engages in “when-issued” and “delayed delivery” transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies.  However, although a Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases.  For example, if a Fund determines it is necessary to sell the “when-issued” or “delayed delivery” securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.  “When-issued” and “delayed delivery” purchases have a leveraging effect on a Fund, because it is subject to fluctuations in the value of securities for which it has not yet paid.  A significant percentage of a Fund’s assets committed to the purchase of securities on a “when-issued” or “delayed delivery” basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments. Depending on the terms of the when-issued, delayed-delivery and forward commitment transactions, these transactions may meet the definition of a derivatives transaction under Rule 18f-4 under the 1940 Act and, if they do, they will be subject to the requirements of that rule.
Repurchase Agreements. A Fund  may use repurchase agreements to manage its cash position.  A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government Securities or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties.  The agreed-upon repurchase price determines the yield during the Fund’s holding period.  Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract.  Income, if any, generated from transactions in repurchase agreements will be taxable.  See “Tax Matters” for information relating to the allocation of taxable income, if any, between the Common Shares and VMTPS.  If the other party to a repurchase agreement defaults, a Fund may not be able to sell the underlying securities.  If a Fund must assert its rights against the other party to recover the securities, a Fund will incur unexpected expenses, risk losing the income on the security and bear the risk of loss in the value of the security.
Securities of Other Investment Companies.  As indicated above, investments by a Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder. However, pursuant to Rule 12d1-4, a Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder if a Fund complies with the adopted framework for fund of funds arrangements under the rule. A Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies. Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time a Fund is ready to make an investment.  When investing in the securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities.  In addition, as a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses.  Fees and expenses incurred indirectly by a Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in a Fund’s Prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.
Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for a Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts a Fund redeems from the money market fund (i.e., impose a liquidity fee).
Residual Interest Municipal Bonds.  A Fund may also invest up to 5% of its total assets in residual interest municipal bonds (“RIBS”); the interest rate on a RIB bears an inverse relationship to the interest rate on another security or the value of an index.  RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term.  The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days.  After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities.  Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa.  The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity.
An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond.  Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed-rate bond.  RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall.  RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile.  These securities generally will underperform the market of fixed-rate bonds in a rising interest rate environment, but tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable.
Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. A Fund may also invest in RIBS for the purpose of increasing the Fund’s leverage as a more flexible alternative to the issuance of VMTPS.  Should short-term and long-term interest rates rise, the combination of the Fund’s investment in RIBS and its use of other forms of leverage (including through the issuance of VMTPS or the use of other derivative instruments) likely will adversely affect the Fund’s net asset value per share and income, distributions and total return to Common Stockholders.  Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.
Structured Notes and other Hybrid Instruments.  A Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds.  Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s).  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. A Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax.  Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.
A Fund may invest in other types of “hybrid” instruments that combine the characteristics of securities, futures, and options.  For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a “benchmark”).  The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return.  Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act.  As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.  See “Investments in Other Investment Companies.”
MANAGEMENT OF THE FUNDS
Directors and Officers
The respective Boards of Directors of each of the Funds (each, a “Board”) are broadly responsible for overseeing the management of the business and affairs of the Funds, including general supervision of the duties performed by NBIA. Subject to the provisions of each Fund’s Articles of Incorporation, as amended (the “Articles”), their Bylaws and Maryland law, and each Fund’s Declaration of Trust, Bylaws and Delaware law, each Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of each Fund’s officers. Among other things, each Board generally oversees the portfolio management of each Fund and reviews and approves the Fund’s management and sub-advisory agreements and other principal agreements.
The Directors and Officers of the Acquiring Fund are identical to those of the Target Funds.
The following tables set forth information concerning the Directors and officers of each Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NBIA.

The Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Class I
Independent Fund Directors
Marc Gary (1952)	Director since 2015	Executive Vice Chancellor Emeritus, The Jewish Theological Seminary, since 2020; formerly, Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, 2012 to 2020; formerly, Executive Vice President and General Counsel, Fidelity Investments,2007 to 2012;formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate	49
Chair and Director, USCJ Supporting Foundation, since 2021; Director, UJA Federation of Greater New York, since 2019; Trustee, The Jewish Theological Seminary, since 2015; formerly, Director, Legility, Inc. (privately held for-profit company), 2012 to 2021; Director, Lawyers Committee
for Civil Rights Under Law (not-for-profit), since 2005;
formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute,
Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
		Independent Counsel, Office of Independent Counsel, 1990 to 1992.		(not-for-profit), 2007 to 2012.
Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	49
Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Tom D. Seip (1950)	Director since 2003; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	49
Trustee, University of Maryland, Shore Regional Health System, since 2020; formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot
Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Class II
Independent Fund Directors
Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset	49	Director, America Press, Inc. (not-for-profit Jesuit publisher), 2015 to 2021; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
		Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.
 June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	49
Board member, The Maritime Aquarium at Norwalk, since 2020; Board member, Norwalk Community College
Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to
2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Director since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, from 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company),	49
Director, 1 WS Credit Income Fund; Chair, Audit Committee, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund,

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
1991 to 2001.
and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Class III
Independent Fund Directors
Martha C. Goss (1949)	Director since 2007
Formerly, President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), 2006 to 2020; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

49
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; formerly, Director, Berger Group Holdings, Inc. (engineering consulting firm), 2013 to 2018; formerly, Director, Financial Women’s Association of New York (not-for-profit association), 1987 to 1996, 2003 to 2019; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)

(engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Foster Wheeler Manufacturing, 1994 to 2004; formerly, Director, Dexter Corp., (manufacturer of Non-Wovens, Plastics, and Medical Supplies), 1992 to 2001.

James G. Stavridis (1955)	Director since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	49
Director, Fortinet (cybersecurity), since 2021; Director, Ankura, since 2020; Director, Vigor Shipyard, since 2019; Director, Rockefeller Foundation, since 2018; Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Onassis Foundation, since 2014; Director, Michael Baker International (construction) since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, U.S. Naval Institute, 2014 to 2019; formerly, Director, Navy Federal Credit Union, 2000 to 2002; formerly, Director, BMC Software Federal, LLC, 2014 to 2019.

Fund Director who is an “Interested Person”
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018; Director since 2009	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its	49
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)

predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

school), since 2007; Member of Board of Regents, Georgetown University, since 2013.
(1) The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2) The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. Class I, Class II and Class III Directors shall serve until the Annual Meeting of Stockholders held in 2024, 2025 and 2023, respectively, and then until each third Annual Meeting of Stockholders thereafter, or until their successors have been duly elected and qualified.
(3) Except as otherwise indicated, each individual has held the positions, including directorships, shown for at least the last five years. “Other Directorships” includes directorships held during the past five years by the applicable Director.
* Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Funds by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Funds (other than those listed above)

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Claudia A. Brandon (1956)	Executive Vice President since 2008; Secretary since 2003
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008;  formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel – Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013 to 2016); Vice President (2009 to 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Sheila R. James (1965)	Assistant Secretary since 2003
Senior Vice President, Neuberger Berman, since 2023 and Employee since 1999; Senior Vice President, NBIA, since 2023; formerly, Vice President, Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015; Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President, Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

(1) The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2) Pursuant to the Bylaws of each Fund each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.
The Board of Directors
The Board is responsible for managing the business and affairs of the Funds.  Among other things, the Board generally oversees the portfolio management of the Funds and reviews and approves the Funds’ investment management agreement and other principal contracts. It is the Funds’ policy that at least three quarters of the Board shall be comprised of Fund Directors who are not “interested persons” of NBIA (including its affiliates) or the Funds (“Independent Fund Directors”).
The Board has appointed an Independent Director to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Funds’ Articles of Incorporation or Bylaws, the designation as Chair does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Directors also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Directors, the range of experience represented on the Board and the Board’s responsibilities.
Additional Information About Directors
In nominating each candidate to serve, the Board is generally aware of each Director’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Director, his or her demonstrated willingness to take an independent and questioning stance toward management. For candidates to serve as Independent Directors, independence from the Manager, its affiliates and other principal service providers is critical. Each Director also has considerable familiarity with the funds in the Neuberger Berman fund complex, the Manager, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a director of the funds in the Neuberger Berman fund complex. No particular qualification, experience or background establishes the basis for any Director’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.
Independent Directors
Michael J. Cosgrove:  Mr. Cosgrove is President of an asset management consulting firm.  He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Director for multiple years.
Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm.  He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. He has served as a Fund Director for multiple years.
Martha C. Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations, including five NYSE listed companies, and a university. She has served as a Fund Director for multiple years.
Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund. He has served as a Fund Director for multiple years.
Deborah C. McLean: Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Director for multiple years.
George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.   He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance. He has served as a Fund Director for multiple years.
Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership. He has served as a Fund Director for multiple years and as Independent Chair and/or Lead Independent Director of the Board.
James G. Stavridis: Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy.  He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command.  He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Fund Director for multiple years.
Directors who are “Interested Persons”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  Effective July 1, 2018, Mr. Amato serves as Managing Director of Neuberger Berman and President—Mutual Funds of NBIA. He also serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school. He has served as a Fund Director since 2009.

Committees
The standing committees that oversee particular aspects of the management of the Target Funds are identical to those of the Acquiring Fund.  The standing committees of the Board are described below.
Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve, prior to appointment by the Board, the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; (e) to act as a liaison between the Funds’ independent registered public accounting firm and the full Board; (f) prepare an audit committee report as required by Item 407(d) of Regulation S-K to be included in proxy statements relating to the election of directors; (g) to oversee the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management (including management’s internal Valuation Committee) about the issuer, current market conditions, and other material factors (“Pricing Policy”); (h) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Policy proposed by management, counsel, the auditors, the Committee itself or others; and (i) to oversee fair value determinations performed by the Adviser as each Fund’s valuation designee and, in connection therewith, to receive and review the reports and notifications required to be provided by the valuation designee pursuant to Rule 2a-5 under the 1940 Act and to request such information from the valuation designee as the Committee deems necessary to oversee the performance of fair valuation determinations by the valuation designee. The independent auditors for the Funds shall report directly to the Audit Committee. Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), and Deborah C. McLean. All members are Independent Fund Directors.  During the fiscal year ended October 31, 2022, the Audit Committee met 7 times.
Closed-End Funds Committee. Each Fund’s Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Funds. Its member is George W. Morriss (Chair), who is an Independent Fund Director.  During the fiscal year ended October 31, 2022, the Closed-End Funds Committee met 10 times.
 Contract Review Committee. The Contract Review Committee is responsible for reviewing and making recommendations to the Board regarding whether to approve or renew each Fund’s principal contractual arrangements, Rule 12b-1 plans, and such other agreements or plans involving the Funds as the Board determines from time to time. The Contract Review Committee oversees and guides the process by which the Independent Fund Directors annually consider whether to approve or renew such contracts and plans. Its members are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair) and Michael J. Cosgrove. All members are Independent Fund Directors.  During the fiscal year ended October 31, 2022, the Contract Review Committee met 5 times.
Ethics and Compliance Committee. The Ethics and Compliance Committee generally: (a) coordinates the Board’s oversight of each Fund’s Chief Compliance Officer (“CCO”) in connection with the implementation of each Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) oversees the compliance with the Fund’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and directors; (c) considers and evaluates management’s framework for identifying, prioritizing, and managing compliance risks; (d) oversees arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which the Funds deal with the Adviser or any affiliate of the Adviser as principal or agent; (e) oversees the program by which the Adviser seeks to monitor and improve the quality of execution for portfolio transactions; and (f) considers and evaluates management’s reports regarding: internal audit reviews involving compliance matters; payments made to third-party intermediaries; and proxy voting policies, guidelines and procedures. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee) or to the Board as a whole. The Committee’s primary function is oversight. Each investment adviser, principal underwriter, administrator, custodian and transfer agent, (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with each Fund. The CCO is responsible for administering the Funds’ compliance program, including devising and implementing appropriate methods of testing compliance by the Funds and their Service Providers. Its members are Marc Gary (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair).  All members are Independent Fund Directors. The entire Board will receive at least annually a report on the compliance programs of the Funds and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from each Fund and NBIA.   The currently effective Code of Ethics is available at www.sec.gov, and copies of these codes may be obtained, after paying a publicating fee, by electronic request at the following email address: publicinfo@sec.gov. During the fiscal year ended October 31, 2022, the Ethics and Compliance Committee met 4 times.
Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Directors is not available; the Committee will have all the powers of the Board of Directors when the Board is not in session to the extent permitted by Maryland law. Its members are Joseph V. Amato (Vice Chair), Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members except for Mr. Amato are Independent Fund Directors.  During the fiscal year ended October 31, 2022, the Executive Committee did not meet .
Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Directors including as Independent Fund Directors, as members of committees, as Chair of the Board and as officers of each Fund; (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Fund Directors.  The selection and nomination of candidates to serve as independent directors is committed to the discretion of the current Independent Directors. Its members are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Fund Directors. During the fiscal year ended October 31, 2022, the Governance and Nominating Committee met 4 times.
Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Each Fund Director is a member of the Committee. Michael M. Knetter and Deborah C. McLean are the Chair and the Vice Chair, respectively, of the Committee. All members except for Mr. Amato are Independent Fund Directors.  During the fiscal year ended October 31, 2022, the Investment Performance Committee met 4 times.
Risk Management Oversight
As an integral part of its responsibility for oversight of the Fund in the interests of stockholders, the Board oversees risk management of the Fund’s portfolio management, administration and operations. The Board views risk management as an important responsibility of management.
The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk.
Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Fund, the Manager, and the affiliates of the Manager, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the Manager’s risk management processes primarily through the Board’s committee structure. The various committees, as appropriate, and/or at times the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the CCO, the Treasurer, and the Chief Investment Officers for equity, alternative and fixed income, the head of Internal Audit, and the Fund’s independent auditor. The committees, or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.
COMPENSATION OF DIRECTORS
Each Fund’s Articles provide that the Fund will indemnify its Fund Directors and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Officers and Directors who are interested persons of a Fund, as defined in the 1940 Act, will receive no salary or fees from the Fund.
Effective January 1, 2022, for serving as a trustee/director of the funds in the Neuberger Berman fund family, each Independent Fund Director receives a combined annual retainer of $180,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee receives $20,000 per year, the Chair of the Contract Review Committee and the Chair of the Closed-End Funds Committee each receives $25,000 per year, and each Chair of the other Committees receives $15,000 per year, with the exception of the Chair of the Executive Committee who receives no additional compensation for this role. No additional compensation is provided for service on a Board committee. The Chair of the Board who is also an Independent Fund Director receives an additional $70,000 per year.
The Neuberger Berman Funds reimburse Independent Fund Directors for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Director compensation is allocated to each fund in the Neuberger Berman fund family based on a method the Board finds reasonable.

The following table sets forth information concerning the compensation of the Fund Directors. Each Fund does not have any retirement plan for the Fund Directors.
TABLE OF COMPENSATION
Name and Position with the Fund	Aggregate Compensation from California Municipal Fund for the Fiscal Year Ended October 31, 2022	Aggregate Compensation from New York Municipal Fund for the Fiscal Year Ended October 31, 2022	Aggregate Compensation from Municipal Fund for the Fiscal Year Ended October 31, 2022	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Directors for Calendar Year Ended December 31, 2022
Independent Fund Directors
Michael J. Cosgrove Director	$5,260	$5,260	$5,260	$255,000
Marc Gary Director	$5,156	$5,156	$5,156	$250,000
Martha C. Goss Director	$5,156	$5,156	$5,156	$250,000
Michael M. Knetter Director	$5,156	$5,156	$5,156	$250,000
Deborah C. McLean Director	$5,336	$5,336	$5,336	$258,750
George W. Morriss Director	$5,260	$5,260	$5,260	$255,000
Tom D. Seip Chairman of the Board and Director	$6,185	$6,185	$6,185	$300,000
James G. Stavridis Director	$4,847	$4,847	$4,847	$235,000
Peter P. Trapp[1] Director	$1,170	$1,170	$1,170	$55,000
Director who is an “Interested Person”
Joseph V. Amato President, Chief Executive Officer and Director	$0	$0	$0	$0

1 Mr. Trapp retired from his position as Trustee effective December 31, 2021.

Ownership of Securities
The following table sets forth the aggregate dollar range of securities owned by each Fund Director in all the funds in the fund family overseen by the Fund Director, valued as of December 31, 2022.
Name of Fund Director	Dollar Range of Equity Securities Held in California Municipal Fund	Dollar Range of Equity Securities Held in New York Municipal Fund	Dollar Range of Equity Securities Held in Municipal Fund	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Director in Family of Investment Companies
Independent Fund Directors
Michael J. Cosgrove	A	A	A	E
Marc Gary	A	A	A	E
Martha C. Goss	A	A	A	E
Michael M. Knetter	A	A	A	E
Deborah C. McLean	A	A	A	E
George W. Morriss	A	A	A	E
Tom D. Seip	A	A	A	E
James G. Stavridis	A	A	A	E
Fund Director who is an “Interested Person”
Joseph V. Amato	A	A	A	E

A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = over $100,000
Independent Fund Directors’ Ownership of Securities
As of December 31, 2022, no Independent Fund Director (or his/her immediate family members) owned securities of NBIA or securities in an entity controlling, controlled by or under common control with NBIA (not including shares of registered investment companies).
Codes of Ethics
Each Fund and NBIA have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NBIA. The portfolio managers and other investment personnel who comply with the policies’ pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with each Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Investment Manager and Administrator
NBIA serves, as the investment manager to each Fund pursuant to a management agreement with the Fund, dated as of May 13, 2009, as novated January 1, 2016 (each, a “Management Agreement”). NBIA also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds.
Each Management Agreement provides, in substance, that NBIA will make and implement investment decisions for the respective Fund in its discretion and will continuously develop an investment program for the Fund’s assets. Each Management Agreement permits NBIA to effect securities transactions on behalf of the respective Fund through associated persons of NBIA. Each Management Agreement also specifically permits NBIA to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the respective Fund, although NBIA has no current plans to pay a material amount of such compensation.
The Management Agreement provides that NBIA shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NBIA, in connection with its obligations under the Management Agreement or administration agreement (described below), ends with a determination that NBIA acted without culpability, the Fund will reimburse NBIA for reasonable attorney’s fees and other expenses. In the event a matter ends without a court ruling on NBIA’s culpability, any unresolved issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to NBIA if (1) a committee of non-party disinterested Directors or independent legal counsel determines that NBIA is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.
NBIA provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NBIA pays all salaries, expenses, and fees of the Directors, officers and employees of the Funds who are officers, directors, or employees of NBIA. Each of these Funds pays NBIA a management fee based on the Fund’s average daily net assets, as described herein.
Pursuant to each Management Agreement, each Fund has agreed to pay NB NBIA an annual management fee, payable on a monthly basis, at the annual rate of 0.25% of the Fund’s average daily Managed Assets. As the context requires, total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage are defined to mean “Managed Assets.” The liquidation preference of Preferred Stock is not considered a liability or permanent equity.
NBIA provides facilities, services, and personnel to the Funds pursuant to administration agreements dated as of May 13, 2009, as novated January 1, 2016 (each, an “Administration Agreement”). Under the Administration Agreements, NBIA also provides certain stockholder, stockholder-related, and other services that are not furnished by a Fund’s stockholder servicing agent. NBIA provides the direct stockholder services specified in the Administration Agreements and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NBIA solicits and gathers stockholder proxies, performs services connected with a Fund’s exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.
For administrative services, each Fund pay NBIA at the annual rate of 0.30%, of average daily Managed Assets. With a Fund’s consent, NBIA may subcontract to third parties some of its responsibilities to each Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.
All fees and expenses are accrued daily and deducted before payment of dividends to investors.
During the fiscal years ended October 31, 2022, 2021 and 2020 for California Municipal Fund, it accrued management and administration fees as follows:

	Management and Administration Fees Accrued for Fiscal Years Ended October 31,
	2022	2021	2020
California Municipal Fund	$720,381	$779,847	$766,684

During the fiscal years ended October 31, 2022, 2021 and 2020 for New York Municipal Fund, it accrued management and administration fees as follows:
	Management and Administration Fees Accrued for Fiscal Years Ended October 31,
	2022	2021	2020
New York Municipal Fund	$597,658	$651,919	$638,499

During the fiscal years ended October 31, 2022, 2021 and 2020 for Municipal Fund, it accrued management and administration fees as follows:
	Management and Administration Fees Accrued for Fiscal Years Ended October 31,
	2022	2021	2020
Municipal Fund	$2,306,633	$2,517,454	$2,477,418

The Management Agreement continues until October 31, 2023, and is renewable from year to year thereafter with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Directors who are Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues until October 31, 2023 and is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Directors, and (2) by the vote of a majority of the Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.
The Management Agreement is terminable, without penalty, on 60 days’ written notice either by a Fund or by NBIA. The Administration Agreement is terminable, without penalty, on 60 days’ written notice either by NBIA or by a Fund. Each Agreement terminates automatically if it is assigned.
Except as otherwise described in the Proxy Statement/Prospectus, a Fund pays, in addition to the investment management fee described above, all expenses not assumed by NBIA, including, without limitation, fees and expenses of Directors who are not “interested persons” of NBIA or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying each Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining NAV of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. A Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which each Fund may be a party, and other expenses as determined by the Board. A Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Management and Control of NBIA
NBIA is an indirect subsidiary of Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”). The directors, officers and/or employees of NBIA who are deemed “control persons,” all of whom have offices at the same address as NBIA are: Joseph Amato and Brad Tank. Mr. Amato is both a Director and an officer of the Fund.
NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team, and certain of NBG’s key employees and senior professionals.
Portfolio Manager Information
Accounts Managed
James L. Iselin and S. Blake Miller serve as Portfolio Managers of each Fund. The table below describes the accounts for which Messrs. Iselin and Miller have day-to-day management responsibility as of October 31, 2022.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
James L. Iselin
Registered Investment Companies*	5	$539	0	$0
Other Pooled Investment Vehicles**	10	$445	0	$0
Other Accounts***	93	$448	0	$0
S. Blake Miller
Registered Investment Companies*	5	$539	0	$0
Other Pooled Investment Vehicles**	0	$0	0	$0
Other Accounts***	90	$558	0	$0
*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a portfolio manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the portfolio manager could be seen as harming the performance of a Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a Fund from participating in a transaction that another account or fund managed by the same portfolio manager will invest. For example, the 1940 Act prohibits a Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of a Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that a Fund may participate. Further, the Manager may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if the Manager and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material nonpublic information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material nonpublic information. The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material nonpublic information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material nonpublic information, including declining to join a creditors or similar committee. NBIA and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation of Portfolio Managers
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.
Compensation for portfolio managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a portfolio manager receives pursuant to this arrangement will vary based on certain revenue thresholds.
The terms of our long-term retention incentives are as follows:
Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.
For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.
Contingent Compensation Plan. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including portfolio managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.
Restrictive Covenants. Most investment professionals, including portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.
Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Portfolio Manager, as of October 31, 2022, in each Fund.
Portfolio Manager	Fund(s) Managed*	Dollar Range of Equity Securities Owned in the Fund
James L. Iselin	Neuberger Berman California Municipal Fund Inc.	B
	Neuberger Berman Municipal Fund Inc.	D

	Neuberger Berman New York Municipal Fund Inc.	B
S. Blake Miller	Neuberger Berman California Municipal Fund Inc.	B
	Neuberger Berman Municipal Fund Inc.	B
	Neuberger Berman New York Municipal Fund Inc.	A
A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,001
D =$50,001-$100,000
PORTFOLIO TRANSACTIONS
Other Investment Companies or Accounts Managed
The investment decisions concerning each Fund and the other registered investment companies managed by NBIA (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and each Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NBIA have varied from one another in the past and are likely to vary in the future. In addition, NBIA or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as each Fund that may have risks that are greater or less than the Fund.
There may be occasions when each Fund and one or more of the Other NB Funds or other accounts or funds managed by NBIA are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations. The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to each Fund and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors and NBIA that the desirability of each Fund having its advisory arrangements with NBIA outweighs any disadvantages that may result from contemporaneous transactions.
Each Fund is subject to certain limitations imposed on all advisory clients of NBIA (including the Fund, the Other NB Funds, and other managed funds or accounts) and personnel of NBIA and its affiliates. These may include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NBIA that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.
Proxy Voting
Each Fund’s Board has delegated to NBIA the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, NBIA would be required by the Boards to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Boards permit NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Fund. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.  NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Each Fund may invest in shares of affiliated funds and may own substantial portions of these underlying affiliated funds. When a Fund holds shares of underlying affiliated funds, the Fund will vote proxies of those funds in the same proportion as the vote of all other holders of the fund’s shares, unless the Board otherwise instructs. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.
Brokerage and Research Services
Orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by NBIA pursuant to the terms of the advisory agreement. In effecting securities transactions, a Fund seeks to obtain the best price and execution of orders. While affiliates of NBIA are permitted to act as brokers for a Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”), each Fund generally uses unaffiliated brokers.
For Fund transactions which involve securities traded on the OTC market, each Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.
During the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, none of the Funds paid any brokerage commissions.
During the fiscal year ended October 31, 2022, no Fund acquired or held any securities of its “regular brokers or dealers” (as defined under the 1940 Act).
The amount of brokerage commissions paid by the Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by the Manager, investment strategy changes, changing asset levels, and/or portfolio turnover.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker other than an Affiliated Broker to execute Fund transactions, NBIA generally considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.

Each Fund may use an Affiliated Broker where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of each Fund receives give-ups or reciprocal business in connection with its securities transactions.
The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, each Fund and NBIA expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by a Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is each Fund’s policy that the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA’s judgment.  Each Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of the Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, each Fund unless an appropriate exemption is available.
A committee of Independent Fund Directors from time to time reviews, among other things, information relating to the commissions charged by an Affiliated Broker to each Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.
To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts pay or receive the same price when orders are combined.

Under policies adopted by the Boards, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with each Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Boards of Directors who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that each Fund participates in.
In selecting a broker to execute Fund transactions, the Manager considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NBIA who are portfolio managers of each Fund and Other NB Funds (collectively, “NB Funds”) and some of NBIA’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit each Fund by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and in servicing Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.
In certain instances, the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.
Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by each Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
Each Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NBIA (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to a Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to a Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of a Fund and reported to the Boards.
NET ASSET VALUE
The net asset value attributable to the Common Shares is calculated by subtracting a Fund’s total liabilities and the liquidation preference of any outstanding VMTPS from total assets (the market value of the securities a Fund holds plus cash and other assets). The net asset value per Common Share is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent.  A Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange, usually 4 p.m. Eastern time, every day on which the New York Stock Exchange is open. Information that becomes known to a

Fund or its agent after a Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or a Fund’s net asset value determined earlier that day.
A Fund values its portfolio securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Directors believes accurately reflects fair value.  A Fund periodically verifies valuations provided by the pricing services.  Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.
If NBIA believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that  reasonably expects to receive on a current sale of the security, a Fund will value the security based on a method NBIA believes accurately reflects fair value.  Pursuant to Rule 2a-5 under the 1940 Act, the Board designated NBIA as the Funds’ valuation designee. As the Funds’ valuation designee, NBIA is responsible for determining fair value in good faith for any and all Fund investments. Common stock of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. Since the market price of a Fund’s Common Shares is determined by such factors as trading volume of the shares, general market and economic conditions and other factors beyond the control of a Fund, a Fund cannot predict whether its Common Shares will trade at, below or above its computed net asset value.
DISTRIBUTIONS
To permit a Fund to maintain more stable monthly distributions, a Fund may from time to time distribute less than the entire amount of distributable cash flow received as cash distributions from its portfolio securities in a particular period. Such undistributed cash flow would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s net cash flow due to fluctuations in cash distributions received on portfolio securities (or other sources of income) or expenses or due to an increase in the distribution rate or interest rate on the Fund’s borrowings, Preferred Stock or Notes, if any. As a result, the distributions each Fund pays for any particular period may be more or less than the amount of cash flow received as cash distributions from portfolio securities during such period. Undistributed cash flow received as cash distributions from portfolio securities are be included in the Fund’s NAV and, correspondingly, distributions from undistributed cash flow received as cash distributions from portfolio securities will reduce that NAV.

While any borrowings or Notes are outstanding, each Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 300% of the principal amount of any borrowings or Notes. While any Preferred Stock is outstanding, each Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration (1) all accumulated distributions on the Preferred Stock have been paid and (2) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Stock.
CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION
Each Fund’s Articles of Incorporation (“Articles”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.
Each Fund’s Articles require a vote or consent by 75% of the Directors of the Fund, and holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund’s conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of a Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease or exchange of all or substantially all of the Fund’s assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund  to any Principal Stockholder for cash; or (7) any transfer by the Fund  of any securities of the Fund  to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million ($1,000,000) or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the Directors, including a majority of the Independent Fund Directors, then the affirmative vote of the holders of only a majority of the Fund’s shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the Directors, including a majority of the Independent Fund Directors, no stockholder vote is required to authorize such action. The term “Principal Stockholder” means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.
The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund’s business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of each Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of each Fund and its stockholders.
The Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where each Fund has not received notice of the matters generally at least 120 but no more than 150 days prior to the first anniversary of the date of mailing of the preceding year’s annual meeting of stockholders.
Reference should be made to the Articles and Bylaws on file with the SEC for the full text of these provisions.
REPURCHASE OF COMMON STOCK; TENDER OFFERS;
CONVERSION TO OPEN-END FUND
Each Fund is a closed-end management investment company, and as such its stockholders do not have the right to cause a Fund  to redeem their shares. Instead, the Fund’s Common Stock trades in the open market at a price that is a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than NAV. Each Board regularly monitors the relationship between the market price and NAV of the Common Stock. If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the respective Board may consider the repurchase of its Common Stock on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of a Fund  to an open-end management investment company. A Fund cannot assure you that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.
Notwithstanding the foregoing, at any time when a Fund has Preferred Stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued dividends or other distributions on Preferred Stock have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).
Subject to its investment limitations, a Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.
A Board may also from time to time consider submitting to the holders of the shares of stock of its Fund a proposal to convert a Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on any Preferred Stock and/or Notes issued by the Fund and general market and economic conditions.
See “Anti-Takeover and Other Provisions in the Articles of Incorporation” in the Prospectus and “Certain Provisions in the Articles of Incorporation” in this SAI for a discussion of voting requirements applicable to conversion of a Fund to an open-end company. If a Fund converted to an open-end management investment company, it would be required to redeem all Preferred Stock and Notes then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), if any, and the Fund’s Common Stock would no longer be listed on the NYSE American. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.
The repurchase by a Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.
In addition, a purchase by a Fund of its Common Stock will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by a Fund of its Common Stock at a time when Preferred Stock or Notes are outstanding will increase the leverage applicable to the outstanding

Common Stock then remaining. See the Fund’s Prospectus under “Risks – Leverage Risk.”
Before deciding whether to take any action if the Fund’s Common Stock trades below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on a Fund or its stockholders, market considerations and alternative actions that might be taken. Based on these considerations, even if the Fund’s Common Stock should trade at a discount, the Board may determine that, in the interest of a Fund and its stockholders, that a Fund should not be converted to an open-end structure and, perhaps, that no action should be taken at that time.
TAX MATTERS
The following is a brief general summary of certain material federal tax considerations affecting a Fund and its stockholders with respect to the purchase, ownership, and disposition of Common Stock. It is based on the Code, the regulations thereunder, judicial authorities, published positions of the IRS, and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect); no assurance can be given that future legislation, regulations, court decisions, and/or administrative pronouncements will not significantly change applicable law and materially affect the conclusions expressed herein, and any such change, even though made after an investor has invested in the Fund, could be applied retroactively. Tax matters are complicated, and this discussion does not purport to be complete  or to deal with all aspects of federal income taxation that may be relevant to an investor in light of his, her, or its particular circumstances or to Common Stockholders (such as those enumerated in the Prospectus) who or that are subject to special federal tax rules.
Unless otherwise noted, this discussion applies only to a U.S. Stockholder that holds Common Stock as a capital asset (generally, an asset held for investment). If a partnership holds Common Stock, the federal income tax treatment of a partner in the partnership generally will depend on the partner’s status and the partnership’s activities.
The tax consequences of an investment in and holding Common Stock will depend on the particular facts of each investor’s situation. Prospective investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the general federal income tax rules summarized below, and with respect to other federal, state, local, or foreign tax consequences to them, before making an investment in Common Stock.
Taxation of the Fund
Each Fund intends to qualify each taxable year for treatment as a RIC. To qualify for that treatment, each Fund must, among other things:
(a)    derive at least 90% of its gross income each taxable year from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies and net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (“Income Requirement”);
(b)    distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest, if any, for that year (“Distribution Requirement”); and
(c)    diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the issuer’s outstanding voting securities, and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the Government or other RICs) of any one issuer or of two or more issuers that each Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more QPTPs (“Diversification Requirements”).
If a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on net income and realized gains it timely distributes to its stockholders. If a Fund failed to qualify for that treatment for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders. In addition, for those purposes the stockholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate stockholders (each, an “individual stockholder”), the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single stockholder with taxable income not exceeding $492,300 ($553,850 for married stockholders filing jointly) and 20% for those individual stockholders with taxable income exceeding those respective amounts (which apply for 2023 and will be adjusted for inflation annually); and all or part of those dividends distributions might be eligible for the  dividends received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
Each Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income. Each Fund also will annually (1) distribute its net capital gain or (2) retain all or a portion of its net capital gain for investment. If a Fund retains any such income or gain, it will be subject to tax at regular corporate rates on the retained amount. See “Taxation of the Stockholders” below for a description of the consequences to a Fund’s stockholders of its retention of net capital gain.
To the extent a Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98.2% of its capital gain net income for the one-year period ending October 31 of that year plus (3) 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax (“Excise Tax”).  For these purposes, a Fund will be treated as having distributed any amount with respect to which it pays income tax. Each Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.
If a Fund issues Preferred Stock, then, at any time when Preferred Stock is outstanding, and the Fund’s assets are insufficient to satisfy certain requirements, the Fund will be required to suspend distributions to holders of the Common Stock until those requirements are satisfied. Doing so may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability or both.
Taxation of the Stockholders
Distributions on a Fund’s shares to a stockholder are generally subject to federal income tax as described in the Prospectus and below, even though those distributions may economically represent a return of the stockholder’s investment. Such a distribution is likely to occur in respect of shares purchased when a Fund has undistributed income or gains that are either unrealized or realized but not distributed. Those realized gains may be required to be distributed even when a Fund has unrealized losses. Distributions are taxable to a stockholder even if they are paid from net income or gains the Fund earned before the stockholder’s investment (and thus included in the price the stockholder paid).

 A Fund will qualify to pay exempt-interest dividends to its stockholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax under Code section 103(a).  Distributions that a Fund properly designates as exempt-interest dividends will be treated as interest excludable from stockholders’ gross income for federal income tax purposes but may be a tax preference item for purposes of the alternative minimum tax (“AMT”) and may be taxable for state and local purposes.  Because each Fund intends to qualify to pay exempt-interest dividends, it may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices, and other assets.
The receipt of exempt-interest dividends may affect the portion, if any, of a person’s Social Security and Railroad Retirement benefits (collectively “Benefits”) that will be includable in gross income subject to federal income tax.  Stockholders receiving Benefits should consult their tax advisers.
The Code imposes the AMT with respect to individuals, trusts, and estates. The interest on certain “private activity bonds” (e.g., municipal bonds issued to make loans for housing purposes or to private entities, but not certain tax-exempt organizations such as universities and non-profit hospitals) is treated as a Tax Preference Item and, after reduction by applicable expenses, is included in federal alternative minimum taxable income.  Each Fund will furnish to stockholders annually a report indicating the percentage of Fund income treated as a Tax Preference Item. Accordingly, a portion of the Fund’s dividends that would otherwise be tax-exempt to its stockholders may cause certain stockholders to become subject to the AMT or may increase the tax liability of stockholders who already are subject to that tax.
A Fund will inform investors within 60 days after each taxable year-end of the percentage of its income dividends that qualify as exempt-interest dividends.  The percentage will be applied uniformly to all dividends paid during the year.  Thus, the percentage of any particular dividend designated as an exempt-interest dividend may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the dividend.
As long as a Fund qualifies for treatment as a RIC, distributions from it (other than exempt-interest dividends) will be taxable to its stockholders as ordinary income to the extent the distributions are derived from taxable net investment income and net short-term capital gains, and generally will not be eligible for the dividends received deduction available to corporations.  Distributions of net capital gain (after applying any available capital loss carryovers) that are properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to each stockholder as long-term gain, regardless of how long the stockholder has held the shares in the Fund.

A Fund’s expenses attributable to earning tax-exempt income do not reduce its current earnings and profits; therefore, distributions in excess of the sum of its net tax-exempt and taxable income may be treated as taxable dividends to the extent of its remaining earnings and profits.  Distributions in excess of the sum of the Fund’s net tax-exempt and taxable income could occur, for example, if its book income exceeded that sum, which could arise as a result of certain of its hedging and investment activities.  See “—Tax Consequences of Certain Investments” below.
For federal income tax purposes, a Fund is required to allocate its tax-exempt income, net capital gain, and other taxable income, if any, between the Common Shares and preferred stock it issues on a pro rata basis in proportion to the total distributions paid to each such class of stock for the taxable year.
Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Distribution Reinvestment Plan.  A Common Stockholder whose distributions are so reinvested will be treated as having received a dividend equal to either (1) the fair market value of the newly issued shares or (2) if the Common Shares are trading below their net asset value, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.
Dividends on a Fund’s shares (other than exempt-interest dividends) are generally subject to federal income tax as described herein to the extent they do not exceed its realized income and gains, even though those dividends may economically represent a return of a particular stockholder’s investment.  Those distributions are likely to occur in respect of shares purchased when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed, or income that is not distributed.  Those realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder’s investment (and thus included in the price paid by the stockholder).
If a Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of the stockholder’s tax basis in its shares and thereafter as capital gain.  A return of capital is not taxable, but it reduces a stockholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares.  If one or more such distributions occur in any taxable year, the available earnings and profits first will be allocated to the distributions made to the Preferred Stockholders and only thereafter to distributions made to Common Stockholders.  As a result, the Preferred Stockholders will receive a disproportionate share of the distributions treated as dividends, and the Common Stockholders will receive a disproportionate share of the distributions treated as a return of capital.
Part or all of the interest on indebtedness, if any, incurred or continued by a stockholder to purchase or carry Fund shares is not deductible for federal income tax purposes. The non-deductible part is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including Capital Gain Dividends) paid to the stockholder that are exempt-interest dividends.  Under rules the Service uses to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though those funds are not directly traceable to the purchase of the shares.
In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds will not be tax-exempt to any stockholders who are “substantial users” (or persons related to “substantial users”) of facilities financed by those bonds.  For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of those bonds.
Dividends and other distributions by a Fund are generally treated under the Code as received by the stockholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its stockholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by stockholders on December 31 of the year in which the dividend was declared.
If a Fund retains any net capital gain, it may designate all or part of the retained amount as undistributed capital gains in a notice to its stockholders. If a Fund makes such a designation, it would be required to pay federal income tax at the rate of 21% on the undistributed gain (“Fund tax”) and each stockholder subject to federal income tax (1) would be required to include in income for federal income tax purposes, as long-term capital gain, his or her proportionate share of the designated gain (which, in the case of an individual stockholder, would be taxed at the rates for net capital gain described above), (2) would be entitled to credit his or her proportionate share of the Fund tax against his or her federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability, and (3) would increase the tax basis in his or her Common Stock by an amount equal to the difference between the included gain and that share of the Fund tax.
For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from a Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain stockholders that are estates and trusts.
A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the stockholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
As noted above, for U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from a Fund and taxable gains on the disposition of shares of a Fund.
A Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any stockholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is currently 24%.
A stockholder’s basis in shares of Common Stock that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Funds’ default method, which is average basis, unless the stockholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Stockholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from a redemption of shares, a Fund (or its administrative agent) must report to the Service and furnish to its stockholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund stockholders should consult with their tax advisers to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Non-U.S. Stockholders
Distributions of a Fund’s “investment company taxable income” to non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) as dividends to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. stockholders. In the case of such effectively connected income, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholders is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty). Exemptions from the 30% withholding tax are provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain.
Actual or deemed distributions of a Fund’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. stockholders, and gains realized by a non-U.S. stockholders upon the sale of Fund shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. stockholder in the United States, or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied.
If a Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax a Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund stockholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays.  Proposed regulations (effective while pending) have been issued to eliminate the application of the withholding tax to capital gain distributions and the proceeds from the repurchase of Common Stock that was scheduled to take effect in 2019. As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if (i) it certifies that it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing that applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.
Those foreign stockholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.
Tax Consequences of Certain Investments
Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause a Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. A Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.
Securities Issued or Purchased at a Discount. A Fund may acquire zero coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, a Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because a Fund annually must distribute substantially all of its investment company taxable income, and net tax exempt income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Some futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which a Fund invests may be subject to Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its stockholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable to its stockholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.
The premium a Fund receives for writing (selling) a put or call option is not included in gross income at the time of receipt. If an option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than that amount. When an option written by a Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.
* * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting a Fund and its stockholders. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended to be a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to a Fund and their purchasing, holding and disposing of Common Stock.
REPORTS TO STOCKHOLDERS
Stockholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about each Fund and its operations.
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT
State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for assets of the Fund. American Stock Transfer & Trust Company, LLC serves as the transfer agent, registrar and distribution disbursement agent for the Common Stock.  American Stock Transfer & Trust Company, LLC serves as agent for the Distribution Reinvestment Plan relating to the Common Stock.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP serves as independent auditors for the Funds. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund’s filings with the SEC.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Information regarding the control persons of the Acquiring Fund is included in the section entitled “ Stockholders of the Acquiring Fund and the Target Funds” in the Proxy Statement/Prospectus.
COUNSEL
K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006, will pass upon certain legal matters in connection with shares of Common Stock offered by the Fund, and also acts as counsel to the Fund.
FINANCIAL STATEMENTS
The audited financial statements included in the Funds’ Annual Report on Form N-CSR for the fiscal year ended October 31, 2022 (the “Annual Report”), together with the report of Ernst & Young LLP for the Fund’s Annual Report, are incorporated herein by reference to the Fund’s Annual Report. All other portions of the Annual Report are not incorporated herein by reference and are not part of the registration statement or the SAI, the Proxy Statement/Prospectus or any supplement thereto.
SUPPLEMENTAL FINANCIAL INFORMATION
Tables showing the fees and expenses of the Funds, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the section entitled “Synopsis – Comparative Expense Information” in the Proxy Statement/Prospectus . Changes may be made to a Target Fund’s portfolio in advance of its proposed Reorganization and/or the Acquiring Fund’s portfolio following the proposed Reorganization(s). There are no material differences in the accounting, valuation and tax policies of the Target Funds as compared to those of the Acquiring Fund.

REGISTRATION STATEMENT
A Registration Statement on Form N-14, including any amendments thereto, will be filed by the Acquiring Fund with the SEC, Washington, D.C. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the shares offered or to be offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A
RATINGS
Long-Term and Short-Term Debt Securities Rating Descriptions
S&P Global Ratings -- Long-Term Issue Credit Ratings*:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in  circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Moody’s Investors Service, Inc. (“Moody’s”) -- Global Long-Term Rating Scale:
The following descriptions have been published by Moody’s Investors Service, Inc.
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings (“Fitch”) -- Corporate Finance Obligations -- Long-Term Rating Scale:
The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.
AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ relate to obligations that are in default. In this case, the rating does not opine on default risk, but reflects recovery expectation only.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
DBRS -- Long Term Obligations Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
S&P Global Ratings -- Short-Term Issue Credit Ratings:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Moody’s -- Global Short-Term Rating Scale:
The following descriptions have been published by Moody’s Investors Service, Inc.
P-1 - Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

 Fitch -- Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C - High short-term default risk. Default is a real possibility.
RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS -- Commercial Paper and Short-Term Debt Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

PART C

OTHER INFORMATION

Item 15. Indemnification.

Article Twelfth of the Registrant’s Articles of Incorporation and Article IX of the Registrant’s Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund’s request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund’s Board of Directors. Section 2-418(b) of the Maryland General Corporation Law (“Maryland Code”) permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended (“1940 Act”), which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Sections 9.1 and 9.2 of the Management Agreement between Neuberger Berman Investment Advisers LLC (“NBIA”) and the Registrant provide that neither NBIA nor any director, officer or employee of NBIA performing services for the Registrant at the direction or request of NBIA in connection with NBIA’s discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NBIA against any liability to the Registrant or its Stockholders to which NBIA would otherwise be subject by reason of NBIA’s willful misfeasance, bad faith, or gross negligence in the performance of NBIA’s duties, or by reason of NBIA’s reckless disregard of its obligations and duties under the Management Agreement (“disabling conduct”), or (ii) to protect any director, officer or employee of NBIA who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant. The Registrant will indemnify NBIA against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NBIA. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NBIA was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NBIA was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither “interested persons” of the Registrant nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. NBIA shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Management Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NBIA shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NBIA shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NBIA will ultimately be found to be entitled to indemnification under the Management Agreement.
Sections 11.1 and 11.2 of the Administration Agreement between the Registrant and NBIA provide that neither NBIA nor any director, officer or employee of NBIA performing services for the Registrant at the direction or request of NBIA in connection with NBIA’s discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NBIA against any liability to the Registrant or its Stockholders to which NBIA would otherwise be subject by reason of NBIA’s willful misfeasance, bad faith, or gross negligence in the performance of NBIA’s duties, or by reason of NBIA’s reckless disregard of its obligations and duties under the Administration Agreement (“disabling conduct”), or (ii) to protect any director, officer or employee of NBIA who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant. The Registrant will indemnify NBIA against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NBIA. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NBIA was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NBIA was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither “interested persons” of the Registrant nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. NBIA shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NBIA shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NBIA shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NBIA will ultimately be found to be entitled to indemnification under the Administration Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.
Item 16. Exhibits.

Exhibit Number	Description

(1)	(a)	Articles of Incorporation. Incorporated by Reference to the Registrant’s Registration Statement on Form N-2, File Nos. 333-97283 and 811-21168 (Filed July 29, 2002).

(b)
Form of Articles Supplementary Creating and Fixing the Rights of Auction Market Preferred Shares, Series A and B. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

	(c)	Articles of Amendment Dated June 25, 2014. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

	(d)	Articles of Amendment Dated August 25, 2018. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

(e)
Articles of Second Amendment and Restatement of Articles Supplementary Creating and Fixing the Rights and Preferences of Variable Rate Municipal Term Preferred Shares Series A. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

(2)		Amended and Restated Bylaws. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

(3)		Voting Trust Agreement. Not Applicable.

(4)		Form of Agreement and Plan of Reorganization attached as Appendix A to the Joint Proxy Statement/Prospectus. (Filed herewith).

(5)	(a)	Articles of Incorporation, Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth. Incorporated by Reference to Item (1) above.

	(b)	Amended and Restated By-Laws, Articles II, VI and X. Incorporated by Reference to Item (2) above.

(6)	(a)	Distribution Reinvestment Plan. Incorporated by Reference to Registrant’s Annual Report on Form N-CSR, File No. 811-21168 (Filed January 5, 2023).

(b)
Management Agreement Between Registrant and Neuberger Berman Investment Advisers LLC. Incorporated by Reference to Registrant’s Annual Report on Form NSAR-B, File No. 811-21168 (Filed December 30, 2009).

(c)
Novation of Management Agreement Between Registrant and Neuberger Berman Investment Advisers LLC. Incorporated by Reference to Registrant’s Semi-annual Report on Form NSAR-A, File No. 811-21168 (Filed June 29, 2016).

(7)		Underwriting of Distribution Contract. None

(8)		Bonus or Profit Sharing Contracts. None.

(9)	(a)
Custodian Contract Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to the Registrant’s Registration Statement on Form N-2, File Nos. 333-97283 and 811-21168 (Filed October 31, 2002).

	(b)	Amendment to Custodian Contract dated August 10, 2017. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

	(c)	Amendment to Custodian Contract dated May 1, 2020. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

(10)		Plan Pursuant to Rule 12b-1. None.

(11)		Opinion and Consent of Counsel. (Filed herewith).

(12)		Opinion of Counsel Supporting Tax Matters. (To be filed by subsequent amendment).

(13)	(a)
Transfer Agency and Registrar Services Agreement. Incorporated by Reference to Neuberger Berman High Yield Strategies Fund Inc.’s Registration Statement on Form N-2, File Nos. 333-257996 and 811-22396 (Filed April 5, 2022).

	(b)	Administration Agreement. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

	(c)	Novation of Administration Agreement. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

(d)
Exchange Traded Fund of Funds Investment Agreement with First Trust Closed-End Fund. Incorporated by Reference to Pre-Effective Amendment No. 1 to Neuberger Berman Real Estate Securities Income Fund Inc.’s Registration Statement on Form N-2, File Nos. 333-269347 and 811-21421 (Filed March 13, 2023).

(e)
Unit Investment Trust of Funds Investment Agreement with FT Series. Incorporated by Reference to Pre-Effective Amendment No. 1 to Neuberger Berman Real Estate Securities Income Fund Inc.’s Registration Statement on Form N-2, File Nos. 333-269347 and 811-21421 (Filed March 13, 2023).

(14)		Consent of Auditor. (Filed herewith).

(15)		Financial Statements Omitted from Prospectus. None.

(16)		Power of Attorney. Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-271308 (Filed April 18, 2023).

(17)
Code of Ethics for Registrant, NBIA and NB BD LLC. Incorporated by Reference to Post-Effective Amendment No. 91 to the Registration Statement of Neuberger Berman Advisers Management Trust on Form N-1A, File Nos. 002-88566 and 811-04255 (Filed April 20, 2022).

(18)	Calculation of Filing Fee Tables. (Filed herewith).
Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences to stockholders discussed in the joint proxy statement and prospectus within a reasonable time after the receipt of such opinion in a post-effective amendment to this Registration Statement.

SIGNATURES
As required by the Securities Act of 1933, as amended (“1933 Act”), this registration statement has been signed on behalf of the Registrant, in the City and State of New York on the 1st day of June, 2023.

NEUBERGER BERMAN MUNICIPAL FUND INC.

By:   /s/ Joseph V. Amato
Name: Joseph V. Amato
Title: President and Chief Executive Officer

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Joseph V. Amato	President, Chief Executive Officer and Director	June 1, 2023
Joseph V. Amato
/s/ John M. McGovern	Treasurer and Principal Financial and Accounting Officer	June 1, 2023
John M. McGovern
/s/ Michael J. Cosgrove	Director	June 1, 2023
Michael J. Cosgrove*
/s/ Marc Gary	Director	June 1, 2023
Marc Gary*
/s/ Martha C. Goss	Director	June 1, 2023
Martha C. Goss*
/s/ Michael M. Knetter	Director	June 1, 2023
Michael M. Knetter*
/s/ Deborah C. McLean	Director	June 1, 2023
Deborah C. McLean*
/s/ George W. Morriss	Director	June 1, 2023
George W. Morriss*
/s/ Tom D. Seip	Chairman of the Board and Director	June 1, 2023
Tom D. Seip*
/s/ James G. Stavridis	Director	June 1, 2023
James G. Stavridis*

*Signatures affixed by Jennifer R. Gonzalez on June 1, 2023, pursuant to a power of attorney filed with Registrant’s Registration Statement on Form N-14, File No. 333-271308, on April 18, 2023.

Exhibit List

Item	Exhibit

(11)	Opinion and Consent of Counsel

(14)	Consent of Auditor

(18)	Calculation of Filing Fee Tables.